As filed with the Securities and Exchange Commission on September 18, 1998
                                                Registration No. 33-488/811-4416


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [x]


                         POST-EFFECTIVE AMENDMENT NO. 44

                                                                             [x]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]


                                Amendment No. 43

                                                                             [x]
                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                          W. Bruce McConnel, III, Esq.
                           DRINKER BIDDLE & REATH LLP
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas F. Harvey, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [X] immediately upon filing pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (b)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    ========================================


The Title of Securities Being Registered . . . . Shares of beneficial interest

                              CROSS REFERENCE SHEET
                              ---------------------

                            Balanced Allocation Fund


Form N-1A Part A Item                                  Prospectus Caption
---------------------                                  ------------------

1.  Cover Page......................................   Cover Page

2.  Synopsis........................................   Expense Table

3.  Condensed Financial Information.................   Yield and Performance
                                                       Information

4.  General Description of Registrant...............   Investment Objective and
                                                       Policies; Investment
                                                       Limitations; Description of
                                                       the Trust and Its Shares

5.  Management of the Trust.........................   Management of the Trust;
                                                       Custodian and Transfer
                                                       Agent

6.  Capital Stock and Other Securities..............   How to Purchase and Redeem
                                                       Shares; Dividends and
                                                       Distributions; Taxes;
                                                       Description of the Trust
                                                       and Its Shares;
                                                       Miscellaneous

7.  Purchase of Securities..........................   Pricing of Shares; How
     Being Offered                                     to Purchase and Redeem
                                                       Shares; Distribution
                                                       Agreement

8.  Redemption or Repurchase........................   How to Purchase and Redeem
                                                       Shares

9.  Pending Legal Proceedings.......................   Inapplicable

                                  ARMADA FUNDS

                             ----------------------
                                   PROSPECTUS
                             ----------------------


                               SEPTEMBER 18, 1998


                            BALANCED ALLOCATION FUND

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
Introduction................................................   2
Expense Table...............................................   3
Investment Objective and Policies...........................   5
Investment Limitations......................................  18
Yield and Performance Information...........................  19
Pricing of Shares...........................................  20
How to Purchase and Redeem Shares...........................  21
Distribution and Servicing Arrangements.....................  30
Dividends and Distributions.................................  31
Taxes.......................................................  31
Management of The Trust.....................................  32
Description of The Trust and Its Shares.....................  34
Custodian and Transfer Agent................................  36
Expenses....................................................  36
Miscellaneous...............................................  36



- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.


- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.


- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



National City Investment Management Company serves as investment adviser to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------


One Freedom Valley Drive                      If you purchased your shares through NatCity Investments,
Oaks, Pennsylvania 19456                      Inc. or any other broker-dealer, please call your Financial
                                              Consultant for information.

                                              For current performance, fund information, account
                                              redemption information, and to purchase shares, please call
                                              1-800-622-FUND(3863).


     This Prospectus describes shares of the Balanced Allocation Fund (the "Fund") of Armada Funds (the "Trust").

     BALANCED ALLOCATION FUND'S investment objective is to seek current income, long-term capital growth and conservation of capital. The Fund invests primarily in three major asset groups: equity securities; fixed income securities; and cash equivalent securities.

     The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.


     National City Investment Management Company ("IMC" or the "Adviser") serves as investment adviser to the Fund.


     SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. The Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

     This Prospectus sets forth concisely the information about the Balanced Allocation Fund that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               September 18, 1998

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of a pool of assets with investment objective and policies as described below under "Investment Objective and Policies." The Fund is classified as a diversified investment fund under the 1940 Act.


     Shares of the Fund have been classified into three separate classes -- A shares (formerly, Retail shares), B shares and I shares (formerly, Institutional shares). A shares, B shares and I shares represent equal pro rata interests in the investments held in the Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, A shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers. A shares are sold with a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                 EXPENSE TABLE


                                                                   BALANCED             BALANCED             BALANCED
                                                                  ALLOCATION           ALLOCATION           ALLOCATION
                                                                 A SHARES(1)          B SHARES(1)            I SHARES
                                                              ------------------   ------------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases(2)................         4.75%                None                 None
Sales Charge Imposed on Reinvested Dividends................         None                 None                 None
Deferred Sales Charge(3)....................................         None                 5.00%                None
Redemption Fee..............................................         None                 None                 None
Exchange Fee................................................         None                 None                 None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees.............................................          .75%                 .75%                 .75%
12b-1 Fees (after fee waivers)(4)...........................          .04%                 .75%                 .04%
Other Expenses(5)...........................................          .51%                 .51%                 .26%
                                                                    -----                -----                -----
  TOTAL FUND OPERATING EXPENSES
    (after fee waivers)(5)..................................         1.30%                2.01%                1.05%
                                                                    =====                =====                =====


---------------


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of the Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such A shares or B shares of the Fund. For further information concerning these plans, see "Distribution and Servicing Arrangements" below.



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be assessed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of A Shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The Trust has in effect a 12b-1 Plan for the A and I classes of shares pursuant to which the Fund's A and I shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to the Fund's B class of shares, pursuant to which the Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payment under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.



(5) Since the Fund commenced investment operations on July 10, 1998, the "Other Expenses" for this Fund are estimates only.

EXAMPLE
---------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:


                                                              1 YEAR       3 YEARS
                                                              ------       -------
Balanced Allocation Fund A Shares(1)........................   $ 60         $  87
Balanced Allocation Fund A Shares(2)........................   $ 23         $  41
Balanced Allocation Fund B Shares(3)........................   $ 70         $ 103
Balanced Allocation Fund B Shares(4)........................   $ 20         $  63
Balanced Allocation Fund I Shares...........................   $ 11         $  33


---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.


(2) Assumes no front-end sales charge but the maximum deferred sales charge at 1 year.



(3) Assumes deduction of maximum applicable contingent deferred sales charge.



(4) Assumes no redemption.


The purpose of the Expense Table is to assist investors in understanding the various fees and expenses that investors in the Fund will bear directly or indirectly. THE INFORMATION INCLUDED IN THE EXPENSE TABLE AND HYPOTHETICAL EXAMPLE ABOVE IS BASED ON THE FUND'S ESTIMATED FEES AND EXPENSES FOR THE CURRENT FISCAL YEAR AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

     For more complete descriptions of these fees and expenses, see "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to investments in shares of the Fund are in addition to and not reflected in the fees and expenses described above.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change the Fund's objective upon 30 days' notice to shareholders. There can be no assurance that the Fund will achieve its objective. See "Investment Objective and Policies" in the Statement of Additional Information for further information on the investments in which the Fund may invest.

BALANCED ALLOCATION FUND

     The investment objective of the Fund is to seek current income, long-term capital growth and conservation of capital.

     The Fund may invest in any type or class of security. Under normal market conditions the Fund invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.


     The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation. The Fund intends to invest predominantly in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. The Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges.


     The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P, Fitch, Duff or IBCA (defined under "Ratings Criteria"). These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

     The Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     The cash equivalent securities in which the Fund normally invests are short-term obligations (with maturities of 18 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. The Fund may also invest in the securities of investment companies.

     The amounts invested in equity, fixed income and cash equivalent securities will vary from time to time, depending on the adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. During temporary defensive periods, the Fund may hold up to 100% of its assets in short-term obligations. However, to the extent that the Fund's assets are so invested, its investment objective may not be achieved.

SPECIAL RISK FACTORS AND CONSIDERATIONS

  Foreign Securities and Currencies

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

     With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

     To the extent the Fund invests in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.


     The conversion of the eleven member states of the European Union to a common currency, the "euro," is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of participating European countries will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the possible admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


     The expense ratio of a fund investing in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.


     Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.


  Derivative Instruments

     The Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The risk to the Fund due to the use of derivatives in the equity portion of the Fund's portfolio of investments will be limited to 10% of such investments at the time of the derivative transaction.


     With respect to the fixed income portion of the Fund's investments, the Fund's Adviser has determined that the risk features that most distinguish derivatives from other investment instruments (and which heavily influence the market, volatility and leveraging, liquidity, and pricing risks referred to above) can be described generally as "structural risk." Structural risk refers to the contractual features of an investment that can cause its total return to vary with changes in interest rates or other variables. Structural risk is not unique to derivatives, but because derivatives often are created through the intricate division of the cash flows of the underlying security, they can (but do not necessarily) present a high degree of structural risk. Structural risk can arise from variations in coupon levels, principal, and/or average life.



     The Adviser has adopted the following internal policies concerning management of the structural risk inherent in derivative instruments in the fixed income portion of the Fund's portfolio. The risk to the Fund due to the use of such derivatives will be limited to the principal invested in such instruments. When the Fund engages in short sales "against the box," risk of loss will be limited to the value of the securities "in the box." The adviser does not presently intend to invest in the following types of derivatives which are structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics.


     The cash equivalent portion of the Fund's portfolio of investments is managed with an emphasis on safety and high credit quality. This requires that liquidity risk and market risk or interest rate risk, as well as credit risk, be held to minimal levels. The Adviser has determined that many types of floating rate and variable rate instruments, commonly referred to as "derivatives," are considered to be potentially volatile. These derivative instruments are structured in a way that may not allow them to reset to par at an interest rate adjustment date. Accordingly, the Adviser has adopted the following policies with respect to this portion of the Fund's assets.


     The following types of derivative instruments ARE NOT permitted investments for the cash equivalent portion of the Fund's portfolio of investments:


     - leveraged or deleveraged floaters (whose interest rate reset provisions are based on a formula that magnifies the effect of changes in interest rates);



     - range floaters (which do not pay interest if market interest rates move outside of a specified range);



     - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value);



     - inverse floaters (which reset in the opposite direction of their index); and



     - any other structured instruments having cash flow characteristics that can create potential market volatility similar to the instruments listed above.


     Additionally, the cash equivalent portion of the Fund's portfolio will not be invested in instruments indexed to longer than one-year rates, or in instruments whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters."

     At the present time, the only derivative investments that have been determined to be suitable for the cash equivalent portion of the Fund's portfolio are:


     - securities based on short-term, fixed-rate contracts; and



     - floating-rate or variable-rate securities whose interest rates reset based on changes in standard money market rate indices such as U.S. government Treasury bills, London Interbank Offered Rate, published commercial paper rates, or federal funds rates.


     The risk to the Fund due to the use of derivatives in the cash equivalent portion of its assets will be limited to the principal invested in such instruments.


     The Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine, in connection with day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective.


OTHER INVESTMENT POLICIES OF THE FUND

  Futures Contracts and Related Options

     The Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the

Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

     Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency.

     The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     The Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with the Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     The primary risks associated with the use of futures contracts and options are:

     (i) an imperfect correlation between the change in market value of the securities held by the Fund and the price of the futures contracts and options;

     (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

     (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


     (iv) the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


  Options

     The Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     The Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. The Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by the Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, the Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

     The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, the Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund.

  Foreign Securities and Currencies

     The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs and similar instruments (defined below). The Fund also may invest in securities of domestic issuers denominated in foreign currencies and foreign currencies. See "Special Risk Factors -- Foreign Securities and Currencies" above.

  American, Standard & Poor's, MidCap Standard & Poor's European and Global Depository Receipts

     The Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), Standard & Poor's Depository Receipts ("SPDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. SPDRs are receipts designed to replicate the performance of the S&P
500. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a unit investment trust which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P MidCap 400 Index. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to the Fund's limitation with respect to illiquid securities.

     The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

  Forward Currency Exchange Contracts

     The Fund may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are deemed economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, the Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Fund will create a segregated account of liquid assets or otherwise cover its position in accordance with applicable SEC requirements.

  Exchange Rate-Related Securities

     The Fund may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

  Debt Securities

     The Fund may invest in debt securities which may include: equipment lease and trust certificates; corporate issues; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

     Fund appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by the Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

  Ratings Criteria

     The Fund invests only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A and BBB), Duff & Phelps Credit Rating Co. ("Duff ") (AAA, AA, A and BBB) or IBCA (AAA, AA, A and BBB), or, if unrated, which are determined by the Fund's adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security. The adviser expects, however, to sell promptly any securities that are non-investment grade as a result of such events that exceed 5% of the Fund's net assets where the adviser has determined that such sale is in the best interest of the Fund.

     Rating symbols are more fully described in Appendix A to the Statement of Additional Information.

  Mortgage-Backed Securities

     The Fund may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or private mortgage conduits.

     Mortgage-backed securities represent an ownership interest in a pool of mortgages, the interest and principal payments on which may be guaranteed by an agency or instrumentality of the U.S.

government, although not necessarily by the U.S. government itself. Mortgage-backed securities include CMOs and mortgage pass-through certificates.

     Mortgage pass-through certificates, which represent interests in pools of mortgage loans, provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Fund may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. government. Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

     The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

     Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

     These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for Mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

  Asset-Backed Securities

     The Fund may also invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

  Corporate Debt Obligations

     Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  Interest Rate and Total Return Swaps

     In order to protect its value from interest rate fluctuations, the Fund may enter into interest rate and total return swaps. The Fund expects to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff or Fitch, or "A" or "P-1" or better by Moody's or the claims paying ability of the other party is deemed creditworthy and any such obligation the Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

  U.S. Government Obligations

     The Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations."

  U.S. Treasury Obligations and Receipts

     The Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

     The Fund may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), "Liquid Yield Option Notes" ("LYON's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGR's, LYON's and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.

     Securities denominated as TR's, TIGR's, LYON's and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

  Dollar Rolls

     The Fund may invest in reverse repurchase agreements in the form of Dollar Rolls. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

  Short Sales

     The Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

  Variable and Floating Rate Obligations

     The Fund may purchase variable and floating rate instruments (including variable amount master demand notes and adjustable rate mortgages) which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

  When-Issued Securities

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause it to miss a price or yield considered to be attractive.

  Lending Portfolio Securities


     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. The Fund must receive at least 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


  Illiquid Securities

     The Fund will not invest more than 15% of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and other instruments with notice/termination dates in excess of seven days, interest rate swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


     The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


  Short-Term Obligations

     The Fund may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and guaranteed investment contracts ("GICs").

  Bank Obligations

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  Commercial Paper

     Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F-2" or better by Fitch, "Duff 2" or better by Duff, or "A2" or better by IBCA or, if not rated, determined by the adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

  Repurchase Agreements


     Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).


     If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreements, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

  Reverse Repurchase Agreements

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell its portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

  Securities of Other Investment Companies


     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.


  Portfolio Turnover


     The Fund may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Fund's Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase the Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs. The Fund's annual portfolio turnover is not expected to exceed 200% under normal market conditions.


                             INVESTMENT LIMITATIONS

     The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of its outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmis-sion, electric and gas, electric, and telephone will each be considered a separate industry; and

          (d) personal credit and business credit businesses will be considered separate industries.

     2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     For purposes of the above investment limitations, the Fund treats all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     Except for the Fund's policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                       YIELD AND PERFORMANCE INFORMATION


     From time to time, the Trust may quote in advertisements or in reports to shareholders the Fund's yield and total return data for its A shares, B shares and I shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of the Fund over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment. The Fund calculates the total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period.


     Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Investors may compare the performance of each class of shares of the Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/ Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Fund is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with the Fund's composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in the Fund.


     Shareholders should note that the yields and total returns of A shares and B shares will be lower than those of the I shares of the Fund because of the different distribution and/or servicing fees. The total returns of the B shares will be lower than those of the A shares of the Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."


     Further information about the performance of the Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES

     For processing purchase and redemption orders, the net asset value per share of the Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").

     Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

     Investments of the Fund in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other securities and temporary cash investments acquired more than 60 days from maturity are valued at the mean between the most recent bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments hav-ing maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of the Fund will fluctuate as the value of its portfolio changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


     Shares in the Fund are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.



     The Distributor, Adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Fund. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.



PURCHASE OF A SHARES AND B SHARES



     A shares of the Fund are sold with a front-end sales charge. B shares of the Fund are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between A shares and B shares of the Fund, investors should read "Characteristics of A Shares and B Shares" and "Factors to Consider When Selecting A Shares or B Shares" below.



     A shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase A or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of the Fund must specify at the time of investment whether they are purchasing A shares or B shares.



     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his or her agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-8289).


     Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institu-tions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


     The minimum investment is $500 for the initial purchase of A shares or B shares in the Fund; there is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. The Trust will not accept third-party checks under any circumstance. Investments made in A shares or B shares through the Planned Investment Program ("PIP"), a savings program described below, are not subject to the minimum initial investment requirements or any minimum account balance requirements described under "Other Redemption Information." Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.



     Under a PIP, Investors may add to their investment in A shares or B shares of the Fund, in a consistent manner each month or quarter, with a minimum amount of $50. Monies may be automatically withdrawn from a checking or savings account available through an Investor's financial institution and invested in additional A shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling A shares or B shares of the Fund, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.


     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.


SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The Public Offering Price for A shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:



                         AS A %        AS A %         DEALERS'
                       OF OFFERING     OF NET       REALLOWANCE
AMOUNT OF               PRICE PER    ASSET VALUE     AS A % OF
TRANSACTION               SHARE       PER SHARE    OFFERING PRICE
-----------            -----------   -----------   --------------
Less than $50,000....     4.75          5.00            4.50
$50,000 but less than
  $100,000...........     4.00          4.20            3.75
$100,000 but less
  than $250,000......     3.75          3.90            3.50
$250,000 but less
  than $500,000......     2.50          2.80            2.25
$500,000 but less
  than $1,000,000....     2.00          2.00            1.75
$1,000,000 or more...     0.00          0.00            0.00



     A 1% sales charge will be assessed against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more. With respect to purchases of $1,000,000 or more of the Fund, the Adviser may pay from its own funds a fee of 1% of the amount invested to the financial institution placing the purchase order.


     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

     No sales charge will be assessed on purchases of A shares made by:


     (a) trustees and officers of the Trust;

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates;

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above;

     (d) individuals investing in the Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation;

     (e) investors purchasing Fund shares through a payroll deduction plan;

     (f) investors investing in the Armada Plus account through National City's Retirement Plan Services; and

     (g) investors purchasing fund shares through "one-stop" mutual fund networks.


CONCURRENT PURCHASES



     For purposes of qualifying for a lower sales charge, Investors have the privilege of combining "concurrent purchases" of A shares of one or more of the investment funds of the Trust that are sold with a sales charge (each a "load fund"). The Investor's "concurrent purchases" described above shall include the combined purchases of the Investor, the Investor's spouse and children under the age of 21 and the Investor's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.



REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The applicable sales charge may be reduced on purchases of A shares of the Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND(3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.


  Right of Accumulation


     Investors may use their aggregate investments in A shares in determining the applicable sales charge. An Investor's aggregate investment in A shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:


     (a) current purchases


     (b) A shares that are already beneficially owned by the Investor for which a sales charge has been paid



     (c) A shares purchased by dividends or capital gains that are reinvested



     If, for example, an Investor beneficially owns A shares of the Fund with an aggregate current value of $90,000 and subsequently purchases A shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 4.00% of the Public Offering Price.


  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND(3863). If an Investor so elects, the 13 month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold A shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.


     Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13 month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES


     B shares of the Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of A shares.



     The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.



     The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                                  CONTINGENT DEFERRED
                                  SALES CHARGE (AS A
     NUMBER OF YEARS          PERCENTAGE OF DOLLAR AMOUNT
  ELAPSED SINCE PURCHASE        SUBJECT TO THE CHARGE)
--------------------------    ---------------------------
Less than one.............                5.0%
More than one, but less
  than two................                5.0%
More than two, but less
  than three..............                4.0%
More than three, but less
  than four...............                3.0%
More than four, but less
  than five...............                2.0%
After five years..........               None
After eight years.........                  *

---------------

* Conversion to A shares.



     When an Investor redeems his or her B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.



     For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.


     Exemptions From Contingent Deferred Sales Charge

     The following types of redemptions qualify for an exemption from the contingent deferred sales charge:


     (a) exchanges described under "Exchange Privilege Applicable to A shares and B shares" below


     (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

     (c) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

     (d) redemptions in connection with the death or disability of a shareholder

     (e) redemptions by a settlor of a living trust

     (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.


CHARACTERISTICS OF A SHARES AND B SHARES



     The primary difference between A shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both A shares and B shares are the same.



     A shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. A and I shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its A and I shares.



     B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within five years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on A shares, will cause B shares to have a higher expense ratio and pay lower dividends than A shares.



     B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to A shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to A shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of A shares as he or she had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by A shares.

     B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to A shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING A SHARES OR B SHARES

     Before purchasing Shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of A shares. In this regard, to the extent that the sales charge for A shares is waived or reduced by one of the methods described above, investments in A shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.

     Although A shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of A shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.

     As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this five-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the A shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to A shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of A shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to A shares as described above at the end of such eight-year period.

PURCHASE OF I SHARES

     I shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions and registered investment advisers and financial planners affiliated with National City Corporation ("Financial Advisers") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). I shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM, or Financial Advisers may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his or her investment in the Fund. There is no minimum investment.

     It is the responsibility of the Banks, NAM and Financial Advisers to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. I shares will normally be held of record by the Banks, NAM, or Financial Advisers. Confirmations of share purchases and redemptions will be sent to the Banks, NAM, or Financial Advisers. Beneficial ownership of I shares will be recorded by the Banks, NAM, or Financial Advisers and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any business day are priced according to the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF A SHARES AND B SHARES

     Redemption orders are effected at the Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his or her financial institution.

REDEMPTION OF I SHARES

     Customers may redeem all or part of their I shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or Financial Advisers. It is the responsibility of the Banks, NAM or Financial Advisers to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks, NAM or Financial Advisers may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or Financial Advisers.

     If a Customer has agreed with a particular Bank, NAM or Financial Adviser to maintain a minimum balance in his or her account and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his or her I shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.


     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming A shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of the Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $100 distributed at regular intervals. Withdrawals will be reduced by any applicable contingent deferred sales charge. Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).


OTHER REDEMPTION INFORMATION


     WHEN REDEEMING SHARES IN THE FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING A SHARES OR B SHARES. In the event a redeeming shareholder owns both A shares and B shares in the Fund, the A shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder (with the exception of a Planned Investment Program account) that has a value of less than $500 due to redemptions (including exchanges as described below) where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.


     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by Federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.



     The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Additional Purchase and Redemption Information" in the Statement of Additional Information.


     Payment to Shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.


EXCHANGE PRIVILEGE APPLICABLE TO A SHARES AND B SHARES



     Subject to the conditions described below, the Trust offers an exchange program whereby Investors who have paid a front-end sales charge to purchase A shares of the Fund or other investment funds offered by the Trust or Parkstone which are sold with a front-end sales charge (each a "load Fund") may exchange those A shares for A shares of another load Fund, or another investment fund offered by the Trust or Parkstone without the imposition of a front-end sales charge (each a "no load Fund"), at the net asset value per share on the date of exchange subject to the following. If a shareholder paid a sales charge on the previously exchange A shares that is less than the sales charge applicable to the A shares sought to be acquired through the exchange, he or she must pay a sales charge on the exchange equal to such difference. Shareholders may also exchange A shares of a no load Fund for A shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange A shares for A shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging A shares of a no load Fund which were received in a previous exchange transaction involving A shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the A shares of a load Fund except to the extent of any difference in the applicable sales loads.



     Shareholders who have purchased B shares of the Fund or another investment fund offered by the Trust or Parkstone (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.



     No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).



     Any A shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original A shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his or her financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.



     The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. Management of the Trust reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for the Systematic Exchange Program described below, as of the date of this Prospectus, an Investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.



SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO A SHARES AND B SHARES



     Shares of the Fund may also be purchased through automatic monthly or quarterly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly or quarterly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Fund specified.



     The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Fund. This effect also can be achieved through the Planned Investment Program described previously in this Prospectus. Because purchases of A shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in indicating an intent to purchase A shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND(3863).


                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan For A and I Share Classes ("A and I Plan") and a separate B shares Distribution and Servicing Plan ("B shares Plan"). Under the A and I Plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services related to the A and I shares of each of the Trust's investment funds and in preparing and distributing such shares' prospectus. In the case of the Fund, such reimbursement shall not exceed .10% per annum of the average aggregate net assets of its A and I shares. Under the B shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the A and I Shares Plan. Such compensation is payable monthly and accrued daily by the Fund's B shares only.


     Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These com-missions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.


     Under the Shareholder Services Plan relating to the Fund's A shares and the B shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of A or B shares in consideration for the payment of up to
 .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing A or B shares may receive different compensation with respect to those shares than with respect to I shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in A or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to A or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of A or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.


                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Fund are declared and paid quarterly. With respect to the Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Fund's net asset value per share by the per share amount thereof.

     Shareholders of the Fund may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the ex-dividend date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

                                     TAXES

     The Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, the Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate share-holders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

     Substantially all of the Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. The Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.


     A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


     Shareholders of the Fund will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

     IMC serves as the investment adviser to the Fund. IMC is a registered investment adviser and an indirect, wholly owned subsidiary of National City Corporation ("NCC"). On June 30, 1998, IMC had approximately $18.73 billion in assets under management. The principal office of the Adviser is:

               1900 East Ninth Street
               Cleveland, Ohio 44114.

     Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the Adviser has agreed to manage the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain the Fund's records relating to such purchases and sales.

     IMC manages the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities and maintains the Fund's records relating to such purchases and sales. IMC utilizes a team approach to the investment management of the Fund, with professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with the Fund's investment objective. No one person is responsible for the Fund's management.

     IMC has established investment management teams by market segment: equities and fixed income instruments. Within the equities segment, teams have been formed based on style - growth or value - and market capitalization.

     The investment management teams within IMC share the management duties of the Fund. The teams manage their respective segment allocation within the Fund, according to their areas of specialization.

     For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Fund, the Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .75% of the average net assets of Fund. Shareholders should note that these fees are higher than those payable by other investment companies. However, the Trust believes that the fees are within the range of fees payable by investment funds with comparable investment objectives and policies. The adviser may from time to time waive all or a portion of their advisory fees to increase the net income of the Fund available for distribution as dividends.

YEAR 2000 RISKS

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This a commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

ADMINISTRATOR AND SUB-ADMINISTRATOR

     SEI Fund Resources (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator to the Fund. SEI Fund Resources is an indirect, wholly-owned subsidiary of SEI Investments Company ("SEI").

     Under its Administration Agreement with the Trust relating to the Fund, SEI provides the Fund with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent of the Fund. SEI is entitled to receive with respect to the Trust an administrative fee, computed daily and paid monthly, at the annual rate of .07% of the aggregate average daily net assets of all the investment funds of the Trust up to the first eighteen (18) billion, and .06% of the aggregate average daily net assets over eighteen (18) billion. In addition, SEI is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Fund.

     IMC serves as Sub-administrator for the Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and
 .015% of the aggregate average daily net assets over $15 billion.

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue the separate classes or series of shares of beneficial interest ("shares") mentioned below. Three of these classes or series, which represent interests in the Balanced Allocation Fund (Class AA, Class AA -- Special Series 1 and Class AA -- Special Series 2). Class AA shares constitute the I class or series of shares; Class AA -- Special Series 1 shares constitute the A class or series of shares; and Class
AA -- Special Series 2 shares constitute the B class or series of shares. The other Funds of the Trust are:

      Money Market Fund
      (Class A, Class A -- Special Series 1 and Class A -- Special Series 2)

      Government Money Market Fund
      (Class B and Class B -- Special Series 1)

      Treasury Money Market Fund
      (Class C and Class C -- Special Series 1)

      Tax Exempt Money Market Fund
      (Class D, Class D -- Special Series 1 and Class D -- Special Series 2)

      Ohio Municipal Money Market Fund
      (Class BB and Class BB -- Special Series 1)

      Intermediate Bond Fund
      (Class I, Class I -- Special Series 1 and Class I -- Special Series 2)

      Ohio Tax Exempt Fund
      (Class K, Class K -- Special Series 1 and Class K -- Special Series 2)

      National Tax Exempt Fund
      (Class L, Class L -- Special Series 1 and Class L -- Special Series 2)

      Equity Growth Fund
      (Class H, Class H -- Special Series 1 and Class H -- Special Series 2)

      Equity Income Fund
      (Class M, Class M -- Special Series 1 and Class M -- Special Series 2)

      Small Cap Value Fund
      (Class N, Class N -- Special Series 1 and Class N -- Special Series 2)

      Enhanced Income Fund
      (Class O, Class O -- Special Series 1 and Class O -- Special Series 2)

      Total Return Advantage Fund
      (Class P, Class P -- Special Series 1 and Class P Special Series 2)

      Pennsylvania Tax Exempt Money Market Fund
      (Class Q and Class Q -- Special Series 1)

      Bond Fund
      (Class R, Class R -- Special Series 1 and Class R -- Special Series 2)

      GNMA Fund
      (Class S, Class S -- Special Series 1 and Class S -- Special Series 2)

      Pennsylvania Municipal Fund
      (Class T, Class T -- Special Series 1 and Class T -- Special Series 2)

      International Equity Fund
      (Class U, Class U -- Special Series 1 and Class U -- Special Series 2)

      Equity Index Fund
      (Class V and Class V -- Special Series 1)

      Core Equity Fund
      (Class W, Class W -- Special Series 1 and Class W -- Special Series 2)

      Small Cap Growth Fund
      (Class X, Class X -- Special Series 1 and Class X -- Special Series 2)

      Real Return Advantage Fund
      (Class Y and Class Y -- Special Series 1)

      Tax Managed Equity Fund
      (Class Z, Class Z -- Special Series 1 and Class Z -- Special Series 2)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the I and A Plan and B Shares Plan, only the holders of A/I or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

     As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 3, 1998, IMC's bank affiliates held beneficially or of record approximately 99.89% of the outstanding I shares of the Balanced Allocation Fund. Neither IMC nor its affiliates have any economic interest in such shares which are held solely for the benefit of their customers, but may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act by reason of their record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank, an affiliate of IMC, serves as the custodian of the Trust's assets. With respect to each fund, the Trust pays National City Bank an annual custody fee, calculated daily and paid monthly, of .02% of each fund's first $100 million of average daily net assets, .01% of each fund's next $650 million of average daily net assets and .008% of the average daily net assets of each fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. The Trust reimburses the custodian for its out-of-pocket expenses including, but not limited to, postage, telephone, telex, interest claim fee ($50.00 per claim), transfer and registration fees, federal express charges, Federal Reserve and wire fees, as well as its out-of-pocket costs in providing any foreign custody services and/or precious metal custody services. The transaction charges are a bundled fee which will not exceed .25% of the total monthly asset based fee payable by the Trust.

     State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Adviser bears all expenses in connection with the performance of its services. The Fund bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

     Pursuant to Rule 17f-2, since National City Bank serves the Trust as its custodian and is affiliated with IMC, the Trust's investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:

Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President
     National City Corporation
Chairman, President and Chief Executive

     Officer, NatCity Investments, Inc.


LEIGH CARTER
Retired President and Chief Operating
     Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.
ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean

     Carol Martin Gatton College of Business


     and Economics, University of Kentucky


Director:

Foam Design, Inc.

The Seed Corporation


GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

                                  ARMADA FUNDS

                               INVESTMENT ADVISER

                             AFFILIATE OF NATIONAL
                                CITY CORPORATION

--------------------------------------------------------------------------------

                  National City Investment Management Company

                             1900 East Ninth Street
                             Cleveland, Ohio 44114

                              CROSS REFERENCE SHEET
                              ---------------------

                           Total Return Advantage Fund
                                Intermediate Bond
                              Enhanced Income Fund
                                    GNMA Fund
                                    Bond Fund


Form N-1A Part A Item                              Prospectus Caption
---------------------                              ------------------

1.  Cover Page................................     Cover Page

2.  Synopsis..................................     Expense Table

3.  Condensed Financial
    Information...............................     Financial Highlights; Yield
                                                   and Performance Information

4.  General Description of
    Registrant................................     Risk Factors, Investment
                                                   Objectives and Policies;
                                                   Investment Limitations;
                                                   Description of the Trust and Its
                                                   Shares

5.  Management of the Trust...................     Management of the Trust; Custodian
                                                   and Transfer Agent

6.  Capital Stock and Other
    Securities................................     How to Purchase and Redeem Shares;
                                                   Dividends and Distributions;
                                                   Taxes; Description of the Trust
                                                   and Its Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered.............................     Pricing of Shares; How to Purchase
                                                   and Redeem Shares; Distribution
                                                   Agreement

8.  Redemption Repurchase.....................     How to Purchase and Redeem Shares

9.  Pending Legal Proceedings.................     Inapplicable

                                  ARMADA FUNDS

                             ----------------------

                                   PROSPECTUS

                             ----------------------


                               SEPTEMBER 18, 1998



                          TOTAL RETURN ADVANTAGE FUND


                             INTERMEDIATE BOND FUND


                              ENHANCED INCOME FUND


                                   GNMA FUND


                                   BOND FUND

                               TABLE OF CONTENTS



                                                             PAGE
                                                             ----
Introduction................................................   3
Expense Table...............................................   4
Financial Highlights........................................   8
Investment Objectives and Policies..........................  17
Investment Limitations......................................  34
Yield and Performance Information...........................  35
Pricing of Shares...........................................  37
How to Purchase and Redeem Shares...........................  37
Distribution and Servicing Arrangements.....................  50
Dividends and Distributions.................................  51
Taxes.......................................................  52
Management of the Trust.....................................  53
Description of the Trust and Its Shares.....................  55
Custodian and Transfer Agent................................  58
Expenses....................................................  58
Miscellaneous...............................................  58



- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.


- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.


- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



National City Investment Management Corporation serves as investment adviser to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS

--------------------------------------------------------------------------------


One Freedom Valley Drive                      If you purchased your shares through NatCity Investments,
Oaks, Pennsylvania 19456                      Inc. or any other broker-dealer, please call your Financial
                                              Consultant for information.
                                              For current performance, fund information, account
                                              redemption information, and to purchase shares, please call
                                              1-800-622-FUND(3863).


    This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

    TOTAL RETURN ADVANTAGE FUND'S investment objective is to provide a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.

    INTERMEDIATE BOND FUND'S investment objective is to provide as high a level of current income as is consistent with prudent investment risk. The Fund invests in investment grade fixed income securities. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less. The Fund's benchmark in terms of its performance is the Lehman Intermediate Government/Corporate Bond Index. The Fund formerly was named the "Fixed Income Fund."

    ENHANCED INCOME FUND'S investment objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 1/2 to 4 years.

    GNMA FUND'S investment objective is to seek the highest level of current income consistent with preservation of capital and a high degree of liquidity by investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association. The Fund's benchmark in terms of its performance is the Lehman GNMA Index.

    BOND FUND'S investment objective is to seek preservation of capital and a high degree of liquidity while providing current income. The Fund invests in a broad array of fixed income securities, including government and corporate bonds and mortgage and asset-backed securities. The Fund's benchmark in terms of its performance is the Lehman Aggregate Bond Index. The Fund formerly was named the "Intermediate Government Fund."

    The net asset value per share of each Fund will fluctuate as the value of its investment fund changes in response to changing market prices and other factors.


    National City Investment Management Company ("IMC" or the "Adviser") serves as investment adviser to each of the Funds. National Asset Management Corporation ("NAM") serves as investment sub-adviser to the Total Return Advantage Fund (the "Sub-adviser")."


    SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


    SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY ITS PARENT COMPANIES OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 18, 1998

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.


     Shares of each Fund have been classified into three separate classes -- A shares (formerly, Retail shares), B shares and I shares (formerly, Institutional shares). ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED FOR THE TOTAL RETURN ADVANTAGE, ENHANCED INCOME, AND GNMA FUNDS, THEY MAY BE OFFERED IN THE FUTURE. A shares, B shares and I shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, A shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or Institutional customers. A shares are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                 EXPENSE TABLE

                                                     TOTAL                        TOTAL
                                                    RETURN      TOTAL RETURN     RETURN      INTERMEDIATE   INTERMEDIATE
                                                  ADVANTAGE A   ADVANTAGE B    ADVANTAGE I      BOND A         BOND B
                                                   SHARES(1)     SHARES(1)       SHARES       SHARES(1)      SHARES(1)
                                                  -----------   ------------   -----------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)................................     4.75%          None          None           4.75%          None
  Sales Charge Imposed on Reinvested
    Dividends...................................     None           None          None           None           None
  Deferred Sales Charge(3)......................     None           5.00%         None           None           5.00%
  Redemption Fee................................     None           None          None           None           None
  Exchange Fee..................................     None           None          None           None           None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
    Management Fees (after fee waivers)(4)......      .35%           .35%          .35%           .40%           .40%
    12b-1 Fees(5)...............................      .00%           .75%          .00%           .04%           .75%
    Other Expenses..............................      .40%           .40%          .15%           .46%           .46%
                                                     ----           ----          ----           ----           ----
TOTAL FUND OPERATING EXPENSES (after fee
  waivers)(4)...................................      .75%          1.50%          .50%           .90%          1.61%
                                                     ====           ====          ====           ====           ====


                                                  INTERMEDIATE   ENHANCED     ENHANCED     ENHANCED
                                                     BOND I      INCOME A     INCOME B     INCOME I
                                                     SHARES      SHARES(2)   SHARES(1,2)    SHARES
                                                  ------------   ---------   -----------   --------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)................................      None         2.75%         None        None
  Sales Charge Imposed on Reinvested
    Dividends...................................      None         None          None        None
  Deferred Sales Charge(3)......................      None         None          5.00%       None
  Redemption Fee................................      None         None          None        None
  Exchange Fee..................................      None         None          None        None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
    Management Fees (after fee waivers)(4)......       .40%         .20%          .20%        .20%
    12b-1 Fees(5)...............................       .04%         .00%          .75%        .00%
    Other Expenses..............................       .21%         .33%          .33%        .23%
                                                      ----         ----          ----        ----
TOTAL FUND OPERATING EXPENSES (after fee
  waivers)(4)...................................       .65%         .53%         1.28%        .43%
                                                      ====         ====          ====        ====


---------------

ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED FOR THE TOTAL RETURN ADVANTAGE, ENHANCED INCOME, AND GNMA FUNDS, THEY MAY BE OFFERED IN THE FUTURE.


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such A shares or B shares of the Total Return Advantage Fund, Intermediate Bond Fund, GNMA Fund and Bond Fund, and up to .10% (on an annualized basis) of the net asset value of such A shares or B shares of the Enhanced Income Fund. For further information concerning these plans, see "Distribution and Servicing Arrangements."



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be imposed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of A shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, IMC will waive fees in the amount of .15%, .20% and .25% of the average daily net assets of the Intermediate Bond, Total Return Advantage and Enhanced Income Funds, respectively, (the Adviser is entitled to receive an advisory fee at the annual rate of .55%, .55% and .45% of the average daily net assets of the Intermediate Bond, Total Return Advantage and Enhanced Income Funds, respectively, pursuant to its Advisory Agreements with the Trust). Without such fee waivers, Total Fund Operating Expenses would be .95%, 1.70% and .70% for the A, B and I shares of the Total Return Advantage Fund, respectively, 1.05%, 1.76% and .80% for the A, B and I shares of the Intermediate Bond Fund, respectively, .78%, 1.53% and .68% for the A, B and I shares of the Enhanced Income Fund, respectively.



(5) The Funds have in effect a 12b-1 Plan for the A and I classes of shares pursuant to which each Fund's A and I shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payment under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

                                 EXPENSE TABLE


                                                         GNMA          GNMA         GNMA        BOND          BOND         BOND
                                                      A SHARES(1)   B SHARES(1)   I SHARES   A SHARES(1)   B SHARES(1)   I SHARES
                                                      -----------   -----------   --------   -----------   -----------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
  Imposed on Purchases(2)...........................      4.75%         None        None         4.75%         None        None
Sales Charge Imposed on Reinvested Dividends........      None          None        None         None          None        None
Deferred Sales Charge(3)............................      None          5.00%       None         None          5.00%       None
Redemption Fee......................................      None          None        None         None          None        None
Exchange Fee........................................      None          None        None         None          None        None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after fee waivers)(4)..............       .55%          .55%        .55%         .55%          .55%        .55%
12b-1 Fees(5).......................................       .04%          .75%        .04%         .04%          .75%        .04%
Other Expenses......................................       .48%          .48%        .23%         .45%          .45%        .20%
                                                         -----         -----       -----        -----         -----       -----
  TOTAL FUND OPERATING EXPENSES
    (after fee waivers)(4)..........................      1.07%         1.78%        .82%        1.04%         1.75%        .79%
                                                         =====         =====       =====        =====         =====       =====


---------------


ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED FOR THE TOTAL RETURN ADVANTAGE, ENHANCED INCOME, AND GNMA FUNDS, THEY MAY BE OFFERED IN THE FUTURE.



(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such A shares or B shares of the Total Return Advantage Fund, Intermediate Bond Fund, GNMA Fund and Bond Fund, and up to .10% (on an annualized basis) of the net asset value of such A shares or B shares of the Enhanced Income Fund. For further information concerning these plans, see "Distribution and Servicing Arrangements."



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be imposed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of A shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, IMC will waive fees in the amount of .15%, .20% and .25% of the average daily net assets of the Intermediate Bond, Total Return Advantage and Enhanced Income Funds, respectively, (the Adviser is entitled to receive an advisory fee at the annual rate of .55%, .55% and .45% of the average daily net assets of the Intermediate Bond, Total Return Advantage and Enhanced Income Funds, respectively, pursuant to its Advisory Agreements with the Trust). Without such fee waivers, Total Fund Operating Expenses would be .95%, 1.70% and .70% for the A, B and I shares of the Total Return Advantage Fund, respectively, 1.05%, 1.76% and .80% for the A, B and I shares of the Intermediate Bond Fund, respectively, .78%, 1.53% and .68% for the A, B and I shares of the Enhanced Income Fund, respectively.



(5) The Funds have in effect a 12b-1 Plan for the A and I classes of shares pursuant to which each Fund's A and I shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payment under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

---------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:


                                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                           ------       -------       -------       --------
Total Return Advantage Fund A Shares(1)..................   $ 55         $ 70          $ 87           $136
Total Return Advantage Fund A Shares(2)..................   $ 18         $ 24          $ 42           $ 93
Total Return Advantage Fund B Shares(3)..................   $ 65         $ 87          $102           $159(3)
Total Return Advantage Fund B Shares(5)..................   $ 15         $ 47          $ 82           $159
Total Return Advantage Fund I Shares.....................   $  5         $ 16          $ 28           $ 63
Intermediate Bond Fund A Shares(1).......................   $ 56         $ 75          $ 95           $153
Intermediate Bond Fund A Shares(2).......................   $ 19         $ 29          $ 50           $111
Intermediate Bond Fund B Shares(3).......................   $ 66         $ 91          $108           $172(4)
Intermediate Bond Fund B Shares(5).......................   $ 16         $ 51          $ 88           $172
Intermediate Bond Fund I Shares..........................   $  7         $ 21          $ 36           $ 81
Enhanced Income Fund A Shares(1).........................   $ 33         $ 44          $ 56           $ 92
Enhanced Income Fund A Shares(2).........................   $ 15         $ 17          $ 30           $ 66
Enhanced Income Fund B Shares(3).........................   $ 63         $ 81          $ 90           $134(4)
Enhanced Income Fund B Shares(5).........................   $ 13         $ 41          $ 70           $134
Enhanced Income Fund I Shares............................   $  4         $ 14          $ 24           $ 54
GNMA Fund A Shares(1)....................................   $ 58         $ 80          $104           $172
GNMA Fund A Shares(2)....................................   $ 21         $ 34          $ 59           $131
GNMA Fund B Shares(3)....................................   $ 68         $ 96          $116           $191(4)
GNMA Fund B Shares(5)....................................   $ 18         $ 56          $ 96           $191
GNMA Fund I Shares.......................................   $  8         $ 26          $ 46           $101
Bond Fund A Shares(1)....................................   $ 58         $ 79          $102           $169
Bond Fund A Shares(2)....................................   $ 21         $ 33          $ 57           $127
Bond Fund B Shares(3)....................................   $ 68         $ 95          $115           $187(4)
Bond Fund B Shares(5)....................................   $ 18         $ 55          $ 95           $187
Bond Fund I Shares.......................................   $  8         $ 25          $ 49           $ 98


---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.


(2) Assumes no front end sales charge but the maximum deferred sales charge at 1 year.



(3) Assumes deduction of maximum applicable contingent deferred sales charge.



(4) Based on conversion of B shares to A shares after eight years.



(5) Assumes no redemption.


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the Adviser or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and are not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                          TOTAL RETURN ADVANTAGE FUND


    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Total Return Advantage Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                                                         FOR THE PERIOD
                                                       FOR THE YEAR ENDED MAY 31,                        ENDED MAY 31,
                                     --------------------------------------------------------------    --------------------
                                            1998                  1997                  1996                  1995
                                     ------------------    ------------------    ------------------    --------------------
                                        I          A          I          A          I          A         I(3)         A(3)
                                     --------    ------    --------    ------    --------    ------    --------      ------
Net Asset Value, Beginning of
  Period...........................  $   9.89    $ 9.89    $   9.88    $ 9.87    $  10.55    $10.54    $  10.00      $10.16
                                     --------    ------    --------    ------    --------    ------    --------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............      0.64      0.61        0.67      0.64        0.70(7)   0.62(7)     0.65(7)     0.49(7)
  Net Gain (Loss) on Securities
    (Realized and Unrealized)......      0.36      0.36        0.15      0.16       (0.24)    (0.22)       0.43        0.40
                                     --------    ------    --------    ------    --------    ------    --------      ------
        Total from Investment
          Operations...............      1.00      0.97        0.82      0.80        0.46      0.40        1.08        0.89
                                     --------    ------    --------    ------    --------    ------    --------      ------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income.........................     (0.64)    (0.61)      (0.67)    (0.64)      (0.70)    (0.62)      (0.53)      (0.49)
  Dividends in Excess of Net
    Investment Income..............     (0.00)    (0.00)      (0.00)    (0.00)      (0.12)    (0.14)      (0.00)      (0.02)
  Dividends from Net Realized
    Capital Gains..................     (0.00)    (0.00)      (0.00)    (0.00)      (0.31)    (0.31)      (0.00)      (0.00)
  Dividends in Excess of Net
    Realized Capital Gains.........     (0.00)    (0.00)      (0.14)    (0.14)      (0.00)    (0.00)      (0.00)      (0.00)
                                     --------    ------    --------    ------    --------    ------    --------      ------
        Total Distributions........     (0.64)    (0.61)      (0.81)    (0.78)      (1.13)    (1.07)      (0.53)      (0.51)
                                     --------    ------    --------    ------    --------    ------    --------      ------
Net Asset Value, End of Period.....  $  10.25    $10.25    $   9.89    $ 9.89    $   9.88    $ 9.87    $  10.55      $10.54
                                     ========    ======    ========    ======    ========    ======    ========      ======
TOTAL RETURN.......................     10.35%    10.08%(5)     .51%     8.35%(5)    4.22%    3.74%(5)    12.52%(4,6) 12.65%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's).........................  $296,075    $  640    $259,228    $2,186    $280,401    $2,040    $261,403      $  106
  Ratio of Expenses to Average Net
    Assets.........................       .31%(1)    .54%(2)    .16%(1)   .41%(2)     .13%(1)   .36%(2)     .18%(1,4)   .31%(2,4)
Ratio of Net Investment Income to
  Average Net Assets...............      6.29%(1)   6.14%(2)    6.70%(1) 6.46%(2)    6.67%(1)  6.12%(2)    7.23%(1,4)  6.92%(2,4)
Portfolio Turnover Rate............       170%       170%        169%     169%        268%      268%        166%        166%


---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the I class for the years ended May 31, 1998 and May 31, 1997 would have been .72% and 5.88% and .71% and 6.15%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the I class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the I class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.


(2) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the A class for the years ended May 31, 1998 and May 31, 1997 would have been 0.97% and 5.71% and .96% and 5.91%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the A class for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the A class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.


(3) I and A classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

(4) Annualized.
(5) Total Return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the I and A classes for the period were 11.22% and 9.14%, respectively.

(7) Calculated based upon average shares outstanding.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                             INTERMEDIATE BOND FUND
                         (Formerly, Fixed Income Fund)


    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Intermediate Bond Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."


                                            YEAR       YEAR                         YEAR       YEAR        YEAR       YEAR
                                           ENDED       ENDED     PERIOD ENDED      ENDED       ENDED      ENDED       ENDED
                                          MAY 31,     MAY 31,      MAY 31,        MAY 31,     MAY 31,    MAY 31,     MAY 31,
                                            1998       1998          1998           1997       1997        1996       1996
                                             I           A        CLASS B(7)         I           A          I           A
                                          --------    -------    ------------     --------    -------    --------    -------
Net Asset Value,
 Beginning of Period....................  $  10.37    $10.42        $10.70        $  10.30    $10.35     $  10.54    $10.60
                                          --------    ------        ------        --------    ------     --------    ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................      0.60      0.58          0.20            0.60      0.57         0.61      0.59
 Net Gain/(Loss) on Securities (Realized
   and Unrealized)......................      0.22      0.21         (0.07)           0.07      0.07        (0.22)    (0.23)
                                          --------    ------        ------        --------    ------     --------    ------
   Total from Investment Operations.....      0.82      0.79         (0.13)           0.67      0.64         0.39      0.36
                                          --------    ------        ------        --------    ------     --------    ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income...     (0.60)    (0.58)        (0.20)          (0.60)    (0.57)       (0.61)    (0.59)
 Dividends in Excess of Net Investment
   Income...............................     (0.00)    (0.00)        (0.00)          (0.00)    (0.00)       (0.00)    (0.00)
 Dividends from Net Realized Capital
   Gains................................     (0.00)    (0.00)        (0.00)          (0.00)    (0.00)       (0.00)    (0.00)
 Dividends in Excess of Net Realized
   Capital Gains........................     (0.00)    (0.00)        (0.00)          (0.00)    (0.00)       (0.02)    (0.02)
                                          --------    ------        ------        --------    ------     --------    ------
   Total Distributions..................     (0.60)    (0.58)        (0.20)          (0.60)    (0.57)       (0.63)    (0.61)
                                          --------    ------        ------        --------    ------     --------    ------
 Net Asset Value, End of Period.........  $  10.59    $10.63        $10.63        $  10.37    $10.42     $  10.30    $10.35
                                          ========    ======        ======        ========    ======     ========    ======
TOTAL RETURN............................      8.09%     7.71%(3)      7.39%(2,3)      6.63%     6.36%(3)     3.79%     3.44%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000s)....  $166,710    $3,288        $    2        $121,271    $3,720     $111,240    $6,216
 Ratio of Expenses to Average Net
   Assets...............................      0.65%(4)   0.91%(5)      1.60%(2,6)      .70%(4)    .96%(5)      .80%(4)   1.04%(5)
   Ratio of Net Investment Income to
     Average Net Assets.................      5.71%(4)   5.48%(5)      3.38%(2,6)     5.76%(4)   5.52%(5)     5.78%(4)   5.50%(5)
 Portfolio Turnover Rate................       160%      160%          160%            217%      217%          45%       45%

                                           YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                                           ENDED      ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                          MAY 31,    MAY 31,    MAY 31,   MAY 31,    MAY 31,    MAY 31,    MAY 31,    MAY 31,
                                           1995       1995       1994      1994       1993       1993       1992       1992
                                             I          A          I         A          I          A          I          A
                                          -------    -------    -------   -------    -------    -------    -------    -------
Net Asset Value,
 Beginning of Period....................  $ 10.24    $10.30     $ 10.93   $10.98     $ 10.60    $10.63     $ 10.15    $10.15
                                          -------    ------     -------   ------     -------    ------     -------    ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................     0.63      0.61        0.61     0.58        0.70      0.65        0.81      0.79
 Net Gain/(Loss) on Securities (Realized
   and Unrealized)......................     0.30      0.30       (0.59)   (0.58)       0.46      0.48        0.45      0.45
                                          -------    ------     -------   ------     -------    ------     -------    ------
   Total from Investment Operations.....     0.93      0.91        0.02     0.00        1.16      1.13        1.26      1.24
                                          -------    ------     -------   ------     -------    ------     -------    ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income...    (0.63)    (0.61)      (0.61)   (0.58)      (0.70)    (0.65)      (0.81)    (0.76)
 Dividends in Excess of Net Investment
   Income...............................    (0.00)    (0.00)      (0.05)   (0.05)      (0.02)    (0.02)      (0.00)    (0.00)
 Dividends from Net Realized Capital
   Gains................................    (0.00)    (0.00)      (0.03)   (0.03)      (0.11)    (0.11)      (0.00)    (0.00)
 Dividends in Excess of Net Realized
   Capital Gains........................    (0.00)    (0.00)      (0.02)   (0.02)      (0.00)    (0.00)      (0.00)    (0.00)
                                          -------    ------     -------   ------     -------    ------     -------    ------
   Total Distributions..................    (0.63)    (0.61)      (0.71)   (0.68)      (0.83)    (0.78)      (0.81)    (0.76)
                                          -------    ------     -------   ------     -------    ------     -------    ------
 Net Asset Value, End of Period.........  $ 10.54    $10.60     $ 10.24   $10.30     $ 10.93    $10.98     $ 10.60    $10.63
                                          =======    ======     =======   ======     =======    ======     =======    ======
TOTAL RETURN............................     9.55%     9.26%(3)    0.00%   (0.23%)(3)   11.32%   11.03%(3)   12.96%    12.64%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000s)....  $88,047    $5,527     $95,907   $5,480     $95,246    $5,208     $40,414    $1,033
 Ratio of Expenses to Average Net
   Assets...............................      .85%(4)   1.09%(5)     .83%   1.08%        .32%(4)    .57%(5)     .30%(4)    .55%(5)
   Ratio of Net Investment Income to
     Average Net Assets.................     6.24%(4)   5.95%(5)    5.59%   5.34%       6.46%(4)   6.21%(5)    7.84%(4)   7.57%(5)
 Portfolio Turnover Rate................       42%       42%         34%      34%         33%       33%         13%       13%


------------------

(1) A class commenced operations on April 15, 1991.

(2) Annualized.
(3) Total Return excludes sales charge.

(4) The operating expense ratio and the net investment income ratio before fee waivers by the advisers for the I class for the years ended May 31, 1998 and May 31, 1997 would have been .80% and 5.56% and .79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the I class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the I class for the years ended May 31, 1993, 1992 and 1991 would have been .80% and 5.98%, .85% and 7.29%, and
    .88% and 7.79%, respectively.


(5) The operating expense ratio and net investment income ratio before fee waivers by the adviser the A class for the years ended May 31, 1998 and 1997 would have been 1.06% and 5.33%, and 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the A class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the A class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.05% and 5.73%, 1.10% and 7.02%, and 1.11% and 7.34%, respectively.


(6) The operating expense ratio and net investment ratio before fee waivers by the adviser for Class B for the period ended May 31, 1998 would have been 1.49% and 3.49%, respectively.



(7) The B class commenced operations January 6, 1998.

                              FINANCIAL HIGHLIGHTS



             (For a Fund share outstanding throughout each period)



                             INTERMEDIATE BOND FUND


                         (Formerly, Fixed Income Fund)



    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Intermediate Bond Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed " I shares," and "Retail shares" are renamed "A shares."



                                                                                   FOR THE PERIOD
                                                           YEAR                   DECEMBER 20, 1989
                                                           ENDED                  (COMMENCEMENT OF
                                                          MAY 31,     MAY 31,      OPERATIONS) TO
                                                           1991        1991          YEAR ENDED
                                                             I         A(1)         MAY 31, 1990
                                                          -------     -------     -----------------
Net Asset Value,
  Beginning of Period...................................  $  9.83     $10.11           $ 10.00
                                                          -------     ------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................................     0.76       0.10              0.33
  Net Gain/(Loss) on Securities (Realized and
     Unrealized)........................................     0.39       0.01             (0.24)
                                                          -------     ------           -------
     Total from Investment Operations...................     1.15       0.11              0.09
                                                          -------     ------           -------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income..................    (0.76)     (0.07)            (0.26)
  Dividends in Excess of Net Investment Income..........    (0.07)     (0.00)            (0.00)
  Dividends from Net Realized Capital Gains.............    (0.00)     (0.00)            (0.00)
  Dividends in Excess of Net Realized Capital Gains.....    (0.00)     (0.00)            (0.00)
                                                          -------     ------           -------
     Total Distributions................................    (0.83)     (0.07)            (0.26)
                                                          -------     ------           -------
  Net Asset Value, End of Period........................  $ 10.15     $10.15           $  9.83
                                                          =======     ======           =======
TOTAL RETURN............................................    12.20%      8.45%(2,3)         2.21%(2)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000s)...................  $34,664     $  284           $30,699
  Ratio of Expenses to Average Net Assets...............      .33%(4)    .56%(2,5)          .37%(2)
     Ratio of Net Investment Income to Average Net
       Assets...........................................     8.34%(4)   7.89%(2,5)         8.34%(2)
  Portfolio Turnover Rate...............................        0%         0%               20%


------------------


(1) A class commenced operations on April 15, 1991.



(2) Annualized.



(3) Total Return excludes sales charge.



(4) The operating expense ratio and the net investment income ratio before fee waivers by the advisers for the I class for the years ended May 31, 1998 and May 31, 1997 would have been .80% and 5.56% and .79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the I class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the I class for the years ended May 31, 1993, 1992 and 1991 would have been .80% and 5.98%, .85% and 7.29%, and
    .88% and 7.79%, respectively.



(5) The operating expense ratio and net investment income ratio before fee waivers by the adviser for the A class for the years ended May 31, 1998 and 1997 would have been 1.06% and 5.33%, and 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the A class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the A class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.05% and 5.73%, 1.10% and 7.02%, and 1.11% and 7.34%, respectively.



(6) The operating expense ratio and net investment ratio before fee waivers by the adviser for Class B for the period ended May 31, 1998 would have been 1.49% and 3.49%, respectively.



(7) The B class commenced operations January 6, 1998.

                              FINANCIAL HIGHLIGHTS



              (For a Fund share outstanding throughout the period)


                              ENHANCED INCOME FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Enhanced Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                                                            FOR THE PERIOD
                                                            FOR THE YEAR ENDED MAY 31,                       ENDED MAY 31,
                                             ---------------------------------------------------------    -------------------
                                                   1998               1997                 1996                  1995
                                             ----------------   ----------------     -----------------    -------------------
                                                I        A         I        A           I         A        I(3)         A(3)
                                             -------   ------   -------   ------     -------    ------    -------      ------
Net Asset Value, Beginning of Period.....  $  9.99    $10.00    $ 10.01   $10.02     $ 10.16    $10.18    $ 10.00      $10.10
                                            -------   ------    -------   ------     -------    ------    -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................     0.57      0.57       0.58     0.57        0.58      0.56       0.51(7)     0.43(7)
  Net Gain/(Loss) on Securities (Realized
    and Unrealized)......................     0.08      0.09       0.01     0.01       (0.05)    (0.05)      0.06        0.06
                                           -------    ------    -------   ------     -------    ------    -------      ------
        Total from Investment Operations.     0.65      0.66       0.59     0.58        0.53      0.51       0.57        0.49
                                           -------    ------    -------   ------     -------    ------    -------      ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income...    (0.57)    (0.57)     (0.58)   (0.57)      (0.58)    (0.56)     (0.41)      (0.41)
  Dividends in Excess of Net Investment
    Income...............................    (0.00)    (0.00)     (0.00)   (0.00)      (0.10)    (0.11)     (0.00)      (0.00)
  Dividends in Excess of Net Realized
    Capital Gains........................    (0.01)    (0.01)     (0.03)   (0.03)      (0.00)    (0.00)     (0.00)      (0.00)
                                           -------    ------    -------   ------     -------    ------    -------      ------
        Total Distributions..............    (0.58)    (0.58)     (0.61)   (0.60)      (0.68)    (0.67)     (0.41)      (0.41)
                                           -------    ------    -------   ------     -------    ------    -------      ------
Net Asset Value, End of Period...........  $ 10.06    $10.08    $  9.99    $10.00    $ 10.01    $10.02    $ 10.16      $10.18
                                           =======    ======    =======    ======    =======    ======    =======      ======
TOTAL RETURN.............................    6.68%     6.68%(5)   6.02%     5.91%(5)   5.36%     5.13%(5)   6.54%(4,6)  6.84%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)...  $71,888    $  559    $61,031    $2,051    $66,918    $1,718    $60,467      $2,547
  Ratio of Expenses to Average Net
    Assets...............................    0.33%(1)  0.41%(2)    .21%(1)   .31%(2)    .23%(1)   .33%(2)    .21%(1,4)   .32%(2,4)
  Ratio of Net Investment Income to
    Average Net Assets...................    5.69%(1)  5.65%(2)   5.74%(1)  5.63%(2)   5.72%(1)  5.55%(2)   5.70%(1,4)  5.89%(2,4)
  Portfolio Turnover Rate................     135%      135%       225%      225%        98%       98%        36%         36%


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the I class for the years ended May 31, 1998 and May 31, 1997 would have been .69% and 5.33% and .66% and 5.29%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the I class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the I class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the A class for the years ended May 31, 1998 and May 31, 1997 would have been .80% and 5.26% and .75% and 5.18%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the A class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the A class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.



(3) I and A classes commenced operations on July 7, 1994 and September 9, 1994, respectively.


(4) Annualized.


(5) Total return excludes sales charge.



(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the I and A classes for the period were 5.87% and 4.92%, respectively.

(7) Calculated based upon average shares outstanding.

                              FINANCIAL HIGHLIGHTS


     The GNMA Fund and Bond Fund (formerly, the Intermediate Government Fund) commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor GNMA Fund" and the "Predecessor Bond Fund," respectively, and collectively, the "Predecessor Funds") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Funds were reorganized as new portfolios of the Trust. Prior to the reorganization, the Predecessor Funds offered and sold A shares that were similar to the Funds' A shares.



     The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Funds' A shares (the series that are similar to the A shares of the GNMA and Bond Funds) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Funds was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Funds' operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Funds, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the GNMA Fund and Bond Fund. Additional information about the performance of the Predecessor Funds is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.



     The information presented below relating to the fiscal years ended May 31, 1998 and May 31, 1997 has been derived from financial statements audited by Ernst & Young, LLP, independent auditors for the GNMA Fund and Bond Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                                   GNMA FUND


                                                 FOR THE                  FOR THE            FOR THE       FOR THE     FOR THE
                                               YEAR ENDED               YEAR ENDED           PERIOD         YEAR       PERIOD
                                              MAY 31, 1998            MAY 31, 1997(4)         ENDED         ENDED       ENDED
                                           -------------------      -------------------      MAY 31,      APRIL 30,   APRIL 30,
                                              I          A(5)          I          A(5)       1996(4)       1996(4)     1995(4)
                                           -------      ------      -------      ------      -------      ---------   ---------
Net Asset Value, Beginning of Period.....  $ 10.15      $10.15      $ 10.03      $10.02      $ 10.12       $ 10.16     $ 10.00
                                           -------      ------      -------      ------      -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................     0.61        0.58         0.65        0.45         0.05          0.66        0.48
  Net Gain/(Loss)........................     0.31        0.31         0.22        0.23        (0.09)         0.14        0.16
                                           -------      ------      -------      ------      -------       -------     -------
         Total from Investment
           Operations....................     0.92        0.89         0.87        0.68        (0.04)         0.80        0.64
                                           -------      ------      -------      ------      -------       -------     -------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income...    (0.61)      (0.58)       (0.65)      (0.45)       (0.05)        (0.66)      (0.48)
  Dividends from Realized Capital
    Gains................................    (0.10)      (0.10)       (0.01)      (0.01)       (0.00)        (0.18)      (0.00)
  Dividends in Excess of Net Realized
    Capital Gains........................    (0.00)      (0.00)       (0.09)      (0.09)       (0.00)        (0.00)      (0.00)
                                           -------      ------      -------      ------      -------       -------     -------
         Total Distributions.............    (0.71)      (0.68)       (0.75)      (0.55)       (0.05)        (0.84)      (0.48)
                                           -------      ------      -------      ------      -------       -------     -------
Net Asset Value, End of Period...........  $ 10.36      $10.36      $ 10.15      $10.15      $ 10.03       $ 10.12     $ 10.16
                                           =======      ======      =======      ======      =======       =======     =======
TOTAL RETURN.............................     9.17%       8.90%(6)     9.03%       8.83%(6)    (0.35)%(3,6)   7.97%(6)    6.61%(3,6)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)...  $83,624      $  549      $64,501      $  128      $60,532       $62,161     $42,212
  Ratio of Expenses to Average Net
    Assets...............................     0.84%       1.09%         .86%(1)    1.12%(2)      .85%(1,2)     .85%(1)     .85%(1,2)
  Ratio of Net Investment Income to
    Average Net Assets...................     5.83%       5.54%        6.45%(1)    6.17%(2)     6.33%(1,2)    6.30%(1)    6.68%(1,2)
  Portfolio Turnover Rate................      291%        291%          57%         57%           1%          149%        226%


---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers for the I class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.01% and 6.30%, 1.28% and 5.90%, 1.29% and 5.86%, and 1.40% and 6.13%, respectively.

(2) Annualized

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.


(5) A class commenced operations on September 11, 1996.



(6) Total return excludes sales charge.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                                   BOND FUND
                    (Formerly, Intermediate Government Fund)


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Intermediate Bond Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                      FOR THE                   FOR THE        FOR THE       FOR THE     FOR THE
                                                     YEAR ENDED                YEAR ENDED       PERIOD        YEAR       PERIOD
                                                    MAY 31, 1998              MAY 31, 1997      ENDED         ENDED       ENDED
                                           ------------------------------   ----------------   MAY 31,      APRIL 30,   APRIL 30,
                                              I         A      CLASS B(7)      I       A(3)    1996(4)       1996(4)     1995(4)
                                           --------   ------   ----------   -------   ------   --------     ---------   ---------
Net Asset Value, Beginning of Period....   $  10.02   $10.02     $10.35     $  9.97   $ 9.97   $ 10.04       $ 10.02     $ 10.00
                                           --------   ------     ------     -------   ------   -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income...............       0.59     0.56       0.47         .59      .41       .05           .64         .44
    Net Gain/(Loss) on Securities
      (Realized and Unrealized).........       0.25     0.25      (0.09)        .13      .13      (.07)          .07         .02
                                           --------   ------     ------     -------   ------   -------       -------     -------
    Total from Investment Operations....       0.84     0.81       0.38         .72      .54      (.02)          .71         .46
                                           --------   ------     ------     -------   ------   -------       -------     -------
LESS DISTRIBUTIONS
    Dividends from Net Investment
      Income............................      (0.59)   (0.56)     (0.47)       (.59)    (.41)     (.05)         (.64)       (.44)
    Dividends from Net Realized Capital
      Gains.............................      (0.00)   (0.00)     (0.00)       (.00)    (.00)     (.00)         (.05)       (.00)
      Dividends in Excess of Net
        Realized Capital Gains..........      (0.00)   (0.00)     (0.00)       (.08)    (.08)     (.00)         (.00)       (.00)
                                           --------   ------     ------     -------   ------   -------       -------     -------

      Total Distributions...............      (0.59)   (0.56)     (0.47)       (.67)    (.49)     (.05)         (.69)       (.44)
                                           --------   ------     ------     -------   ------   -------       -------     -------
Net Asset Value, End of Period..........   $  10.27   $10.27     $10.26     $ 10.02   $10.02   $  9.97       $ 10.04     $ 10.02
                                           ========   ======     ======     =======   ======   =======       =======     =======
TOTAL RETURN............................      8.55%   8.29%(6)   8.36%(2,6)   7.41%   7.22%(6) (0.19)%(3,6)  7.09%(6)   4.75%(3,6)
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (in
      000's)............................   $132,620   $  161     $    1     $91,161   $   23   $88,829       $89,901     $53,316
    Ratio of Expenses to Average Net
      Assets............................      0.80%    1.05%      1.74%     0.83%(1)  1.07%(2) 0.85%(1,2)    0.85%(1)    0.85%(1,2)
    Ratio of Net Investment Income to
      Average Net Assets................       5.72%    5.52%     2.71%     5.83%(1)  5.64%(2) 5.88%(1,2)    6.20%(1)    6.17%(1,2)
    Portfolio Turnover Rate.............        220%     220%       220%         96%      96%       2%            94%        172%


---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the advisers and other service providers for the I class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996 and for the period ended April 30, 1995 would have been .96% and 5.71%, 1.25% and 5.48%, 1.25% and 5.80%, and 1.33% and 5.69%, respectively.

(2) Annualized

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.


(5) A class commenced operations on September 11, 1996.



(6) Total return excludes sales charge.



(7) Class B Shares commenced operations January 6, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES


     A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Common Investment Policies of the Funds" below and "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


TOTAL RETURN ADVANTAGE FUND

     The investment objective of the Total Return Advantage Fund is to provide a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. One such index is the Lehman Brothers Government/Corporate Bond Index which is composed of government securities and investment grade corporate securities with an average maturity of approximately ten years and an average rating in the highest rating category assigned by Moody's, S&P, Fitch, Duff or IBCA (defined under "Ratings Criteria"). The Fund will normally invest at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.

     Although the Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Risks Related to Lower Rated Securities."

INTERMEDIATE BOND FUND

     The investment objective of the Intermediate Bond Fund is to provide as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of investment grade fixed income securities. The Fund normally invests at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ENHANCED INCOME FUND

     The investment objective of the Enhanced Income Fund is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 1/2 to 4 years. The two components of total rate of return are current income and change in the value of portfolio securities. The Merrill Lynch 1-3 Year Treasury Index is composed of Treasury Securities that mature in one to three years. The average dollar-weighted maturity of the Index is generally from 2 1/2 to 3 years. The Index is unmanaged, and its total rate of return does not reflect the expenses that a mutual fund normally incurs. The Fund's objective refers to a return after deduction of Fund expenses.

GNMA FUND

     The investment objective of the GNMA Fund is to provide the highest level of current income consistent with preservation of capital and a high degree of liquidity. The Fund seeks to achieve this objective by investing primarily (at least 65% of its total assets under normal conditions) in mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 4 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.

BOND FUND

     The investment objective of the Bond Fund is to preserve capital and maintain a high degree of liquidity while providing current income. The Fund seeks to achieve this objective by investing at least 65% of its total assets in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index ("Lehman Aggregate") as its performance benchmark. The average maturity of the Fund will range within 2 years above or below that of the Lehman Aggregate.

COMMON INVESTMENT POLICIES OF THE FUNDS

  Debt Securities

     The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in debt securities which may include: equipment lease and trust certificates; corporate issues; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. The Bond Fund may invest in debt securities of private corporations in addition to U.S. government securities. Each Fund normally limits investments in asset-backed securities to under 50% of its net assets. The Total Return Advantage Fund, Intermediate Bond Fund and Enhanced Income Fund normally limit investments in income participation loans to under 10%, 5% and 20% of their respective net assets. Some of the securities in which the Funds invest may have warrants or options attached. Recognizing the increasing globalization of the securities markets, each Fund may also invest in foreign securities, currencies, securities of domestic issuers denominated in foreign currencies and related investments described below.

     Fund appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

  Ratings Criteria

     The Intermediate Bond Fund, Enhanced Income Fund and Bond Fund invest only in, and the Total Return Advantage Fund invests substantially all of its assets in, investment grade debt securities which are rated at the time of purchase within the four highest rating groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB), Duff (AAA, AA, A and BBB), or IBCA (AAA, AA, A and BBB), or, if unrated, which are determined by the Funds' adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees.

     Each of the Total Return Advantage Fund and Enhanced Income Fund normally maintains a minimum, dollar-weighted average quality rating for its portfolio of securities within the two highest rating categories assigned by one or more Rating Agencies. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     In the event that subsequent to its purchase by a Fund, a rated security ceases to be rated or its rating is reduced below investment grade, its adviser will consider whether the Fund should continue to hold the security. The adviser expects, however, to sell promptly any securities that are non-investment grade as a result of such events that exceed 5% of a Fund's net assets where the adviser has determined that such sale is in the best interest of the Fund.

     Rating symbols are more fully described in Appendix A of the Statement of Additional Information.

     Risks Related to Lower Rated Securities Which May be Purchased by the Total Return Advantage Fund

     While any investment carries some risk, certain risks associated with lower rated securities (commonly referred to as "junk bonds") are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Total Return Advantage Fund's net asset value per share.

     In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Total Return Advantage Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

     The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security held by the Total Return Advantage Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Total Return Advantage Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Total Return Advantage Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.


     The ratings of Moody's, S&P, Fitch, Duff and IBCA evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Sub-adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.



     The Sub-adviser continuously monitors the issuers of lower rated securities held by the Total Return Advantage Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.


  Mortgage-Backed Securities

     The Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or private mortgage conduits.

     Mortgage-backed securities represent an ownership interest in a pool of mortgages, the interest and principal payments on which may be guaranteed by an agency or instrumentality of the U.S. government, although not necessarily by the U.S. government itself. Mortgage-backed securities include CMOs and mortgage pass-through certificates.


     Mortgage pass-through certificates, which represent interests in pools of mortgage loans, provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. government. Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's (or Sub-adviser's in the case of the Total Return Advantage Fund) opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


     The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

     Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

     These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for Mortgage-Backed Securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

  Asset-Backed Securities

     The Funds may also invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Asset-backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

  Corporate Debt Obligations

     Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  Foreign Securities, American Depository Receipts ("ADRs") and Foreign
Currencies

     The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in foreign securities including ADRs, securities of domestic issuers denominated in foreign currencies, securities of foreign issuers denominated in either foreign currencies or U.S. dollars, and foreign currencies. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.


     The conversion of the eleven member states of the European Union to a common currency, the "euro", is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of participating European countries will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the possible admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


  Exchange Rate-Related Securities

     The Total Return Advantage and Enhanced Income Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

     Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an

Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

  Forward Currency Exchange Contracts

     The Total Return Advantage and Enhanced Income Funds may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds. The Funds may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Funds will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover their position in accordance with applicable requirements of the SEC.

  Interest Rate Swaps

     In order to protect its value from interest rate fluctuations, each of the Total Return Advantage, Enhanced Income and GNMA Funds may enter into interest rate swaps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Enhanced Income and Total Return Advantage Funds, either "A" or "A-1" or better by S&P, Duff or Fitch, or "A" or "P-1" or better by Moody's or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

  Futures Contracts and Related Options

     The Total Return Advantage, Enhanced Income and Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the GNMA and Bond Funds may invest in futures contracts on U.S. Treasury Obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

     Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     The Total Return Advantage and Enhanced Income Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period.

     When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     The Total Return Advantage, Enhanced Income, GNMA and Bond Funds intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Funds from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

  Risk Factors Associated with Futures and Related Options

     To the extent the Total Return Advantage, Enhanced Income, GNMA and Bond Funds are engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in their funds that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Funds varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.


     Successful use of futures by the Funds also are subject to the Adviser's or Sub-adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

     Although the Total Return Advantage, Enhanced Income, GNMA and Bond Funds intend to enter into futures contracts and the Total Return Advantage and Enhanced Income Funds into options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

     The primary risks associated with the use of futures contracts and options are:

     (a) the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

     (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

     (c) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


     (d) the Adviser's or Sub-adviser's, in the case of the Total Return Advantage Fund, ability to predict correctly the direction of securities prices, interest rates and other economic factors.


  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the GNMA and Bond Funds may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

  Variable and Floating Rate Obligations

     The Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes and adjustable rate mortgages that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for the Funds to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Funds are not entitled to exercise their demand rights, and the Funds could, for these or other reasons, suffer a loss with respect to such instruments.

  Short Term Obligations

     The Funds may hold some short term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, reverse repurchase agreements, U.S. Treasury bills, money market funds, and guaranteed investment contracts ("GICs").

  Repurchase Agreements


     Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Adviser or Sub-adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying fund securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).



     If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying fund securities were less than the repurchase price under the agreements, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Trust's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


  Reverse Repurchase Agreements

     Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell its portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     The Funds may invest in reverse repurchase agreements in the form of Dollar Rolls. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

  U.S. Treasury Obligations and Receipts

     Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

     The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), "Liquid Yield Option Notes" ("LYON's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGR's, LYON's and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.

     Securities denominated as TR's, TIGR's, LYON's and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments.

  U.S. Government Obligations


     Each Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser or Sub-adviser believes that the credit risk with respect thereto is minimal.

  Short Sales

     The GNMA Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The GNMA Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

  Lending Portfolio Securities


     In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Adviser or Sub-adviser, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser or Sub-adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


  Securities of Other Investment Companies

     Subject to 1940 Act limitations, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

  Illiquid Securities

     The Funds will not knowingly invest more than 15% of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements, interest rate swaps and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


     Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser or Sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.

This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


  Special Risk Factors Associated with Derivative Instruments

     The Funds may purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of different securities, interest or currency exchange rates, or indices. The types of derivative instruments that the Funds may purchase include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations, various floating rate instruments and other types of securities).

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


     The Adviser or Sub-adviser in the case of the Total Return Advantage Fund has determined that the risk features that most distinguish derivatives from other investment instruments (and which heavily influence the market, volatility and leveraging, liquidity, and pricing risks referred to above) can be described generally as "structural risk." Structural risk refers to the contractual features of an investment that can cause its total return to vary with changes in interest rates or other variables. Structural risk is not unique to derivatives, but because derivatives often are created through the intricate division of the cash flows of the underlying security, they can (but do not necessarily) present a high degree of structural risk. Structural risk can arise from variations in coupon levels, principal, and/or average life.



     The Adviser or Sub-adviser in the case of the Total Return Advantage Fund has adopted the following internal policies concerning management of the structural risk inherent in derivative instruments on behalf of the Funds. The risk to the Funds due to the use of derivatives will be limited to the principal invested in such instruments. When the GNMA Fund engages in short sales "against the box," risk of loss will be limited to the value of the securities "in the box." The Adviser or Sub-adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.


     Intermediate Bond Fund. The Fund may invest in moderate structural risk derivatives containing features which can modestly or moderately alter the timing and/or amount of principal return and/or amount of income return. This would include, for example, investments that are subject to normal prepayment variances experienced in mortgage pass-through securities. Periodic occurrence of this degree of structural risk would not be expected to materially impact overall Fund returns relative to its investment objective.

     The Fund will not invest in high structural risk derivatives whose duration (and hence return) can vary widely depending on moves in interest rates or other contractual variables. Generally, these are instruments which are deemed to have a high sensitivity to changes in interest rates, which could materially alter the effective duration or coupon and return of the instruments.

     The Fund may invest in mortgage-backed derivative securities, including CMOs, provided that they are not identified by the advisers as "high risk securities" by certain quantitative tests that are generally accepted standards in the investment industry.

     Other derivative instruments that are suitable for investment include: asset-backed securities such as those backed by automobile loans or credit card receivables. All such securities, however, must conform to the structural risk standards stated above (i.e. not present high structural risk).


     The Adviser does not presently intend to invest in the following types of derivatives on behalf of the Fund:


     - exchange rate-related securities

     - forward currency exchange contracts

     - interest rate swaps

     - futures contracts and related options

     - structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

     Total Return Advantage Fund and Enhanced Income Fund. These Funds may invest in derivative instruments having either moderate structural risk or high structural risk characteristics (as described above in the section pertaining to the Intermediate Bond Fund). There are no policy restrictions on specific types of derivative instruments in which the Funds are permitted to invest. However, structural risk is controlled by adherence to specific overall Fund parameters. The Funds are managed in accordance with a policy goal that constrains the potential variability of overall Fund duration and total return in relation to specified investment performance benchmarks. Fund exposure to derivative instruments having high structural risk characteristics is targeted at a maximum of 5.0% of each Fund's net assets with no individual position greater than 1.0% of each Fund. Variability in total Fund duration caused by these securities is targeted not to exceed 0.1 years in any one calendar year.


     GNMA Fund. The Adviser has adopted the following internal policy concerning management of the structural risk inherent in derivative instruments on behalf of the GNMA Fund:



     The Adviser does not presently intend to invest in the following types of derivatives on behalf of the GNMA Fund:


     - exchange rate-related securities

     - forward currency exchange contracts

     - structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics


     Bond Fund. The Adviser does not presently intend to invest in the following types of derivatives which are structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics.


  Portfolio Turnover

     Each Fund may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making fund changes in anticipation of expected movements in interest rates or fixed income security prices or in order to take advantage of what the Adviser or Sub-adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.


     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     No Fund may:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

          (d) personal credit and business credit businesses will be considered separate industries.

     2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

     In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


                       YIELD AND PERFORMANCE INFORMATION


     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its A shares, B shares and I shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.


     The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, respectively, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Shareholders should note that the yields and total returns of A shares and B shares will be lower than those of the I shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the A shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."


     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES

     For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").

     Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

     With respect to each Fund, investments in securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares will fluctuate as the value of its investment portfolio changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.



     The Distributor, Adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


PURCHASE OF A SHARES AND B SHARES



     A shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between A shares and B shares of the Funds, investors should read "Characteristics of A and B Shares" and "Factors to Consider When Selecting A Shares or B Shares" below.



     A shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase A or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing A shares or B shares.



     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his or her agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-8289).


     Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


     The minimum investment is $500 for the initial purchase of A shares or B shares in a Fund; there is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. The Trust will not accept third-party checks under any circumstance. Investments made in A shares or B shares through the Planned Investment Program ("PIP"), a savings program described below, are not subject to the minimum initial investment requirements described under "Other Redemption Information." Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.



     Under a PIP, Investors may add to their investment in A shares or B shares of a Fund, in a consistent manner each month or quarter, with a minimum amount of $50. Monies may be automatically withdrawn from a checking or savings account available through an Investor's financial institution and invested in additional A shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling A shares or B shares of the Funds, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.


SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The Public Offering Price for A shares of the Total Return Advantage Fund, Intermediate Bond Fund, GNMA Fund and Bond Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:


                         AS A %        AS A %         DEALERS'
                       OF OFFERING     OF NET       REALLOWANCE
      AMOUNT OF         PRICE PER    ASSET VALUE     AS A % OF
     TRANSACTION          SHARE       PER SHARE    OFFERING PRICE
---------------------  -----------   -----------   --------------
Less than $50,000....     4.75          5.00            4.50
$50,000 but less than
  $100,000...........     4.00          4.20            3.75
$100,000 but less
  than $250,000......     3.75          3.90            3.50
$250,000 but less
  than $500,000......     2.50          2.80            2.25
$500,000 but less
  than $1,000,000....     2.00          2.00            1.75
$1,000,000 or more...     0.00          0.00            0.00


     The Public Offering Price for A shares of the Enhanced Income Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:


                         AS A %        AS A %         DEALERS'
                       OF OFFERING     OF NET       REALLOWANCE
      AMOUNT OF         PRICE PER    ASSET VALUE     AS A % OF
     TRANSACTION          SHARE       PER SHARE    OFFERING PRICE
---------------------  -----------   -----------   --------------
Less than $100,000...     2.75          2.83            2.50
$100,000 but less
  than $250,000......     1.75          1.78            1.50
$250,000 but less
  than $500,000......     1.00          1.01            0.75
$500,000 but less
  than $1,000,000....     0.50          0.50            0.25
$1,000,000 or more...     0.00          0.00            0.00


     With respect to each of the above-mentioned Funds, a 1% sales charge will be assessed against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more. With respect to purchases of $1,000,000 of a Fund, the Adviser may pay from its own funds a fee of 1.00%, or 0.25% in the case of the Enhanced Income Fund, of the amount invested to the financial institution placing the purchase order.


     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.


     No sales charge will be assessed on purchases of A shares made by:


     (a) trustees and officers of the Trust

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

     (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation

     (e) investors purchasing Fund shares through a payroll deduction plan

     (f) investors investing in the Armada Plus account through National City's Retirement Plan Services

     (g) investors purchasing fund shares through "one-stop" mutual fund networks


CONCURRENT PURCHASES



     For purposes of qualifying for a lower sales charge, Investors have the privilege of combining "concurrent purchases" of A shares of one or more of the investment funds of the Trust that are sold with a sales charge (each a "load fund"). The Investor's "concurrent purchases" described above shall include the combined purchases of the Investor, the Investor's spouse and children under the age of 21 and the Investor's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.



REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The applicable sales charge may be reduced on purchases of A shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.


  Right of Accumulation


     Investors may use their aggregate investments in A shares in determining the applicable sales charge. An Investor's aggregate investment in A shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:


     (a) current purchases


     (b) A shares that are already beneficially owned by the Investor for which a sales charge has been paid



     (c) A shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990



     (d) A shares purchased by dividends or capital gains that are reinvested



     If, for example, an Investor beneficially owns A shares of the Intermediate Bond Fund with an aggregate current value of $90,000 and subsequently purchases A shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 3.75% of the Public Offering Price.


  Letter of Intent


     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold A shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.


     Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES


     B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of A shares.


     The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

     The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                                  CONTINGENT DEFERRED
                                  SALES CHARGE (AS A
     NUMBER OF YEARS          PERCENTAGE OF DOLLAR AMOUNT
  ELAPSED SINCE PURCHASE        SUBJECT TO THE CHARGE)
--------------------------    ---------------------------
Less than one.............                5.0%
More than one, but less
  than two................                5.0%
More than two, but less
  than three..............                4.0%
More than three, but less
  than four...............                3.0%
More than four, but less
  than five...............                2.0%
After five years,.........               None
After eight years.........                 *


---------------

* Conversion to A Shares



     When an Investor redeems his or her B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.



     For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.

  Exemptions From Contingent Deferred Sales Charge

     The following types of redemptions qualify for an exemption from the contingent deferred sales charge:


     (a) exchanges described under "Exchange Privilege Applicable to A Shares and B Shares" below


     (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

     (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

     (d) redemptions in connection with the death or disability of a shareholder

     (e) redemptions by a settlor of a living trust

     (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.


CHARACTERISTICS OF A SHARES AND B SHARES



     The primary difference between A shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both A shares and B shares are the same.



     A shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. A and I shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its A and I shares.



     B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within five years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on A shares, will cause B shares to have a higher expense ratio and pay lower dividends than A shares.



     B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to A shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to A shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of A shares as he or she had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by A shares.


     B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to A shares of the Fund on the same date.



FACTORS TO CONSIDER WHEN SELECTING A SHARES OR B SHARES



     Before purchasing shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of A shares. In this regard, to the extent that the sales charge for A shares is waived or reduced by one of the methods described above, investments in A shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.



     Although A shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of A shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.



     As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this five-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the A shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to A shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of A shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to A shares as described above at the end of such eight-year period.



PURCHASE OF I SHARES



     I shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions, and registered investment advisers and financial planners affiliated with National City Corporation ("Financial Advisers") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). I shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or Financial Advisers may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his or her investment in a Fund. There is no minimum investment.



     It is the responsibility of the Banks, NAM and Financial Advisers to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. I shares will normally be held of record by the Banks, NAM or Financial Advisers. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and Financial Advisers. Beneficial ownership of I shares will be recorded by the Banks, NAM or Financial Advisers and reflected in the account statements provided by them to their Customers.


     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any business day are processed at the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.


REDEMPTION OF A SHARES AND B SHARES



     Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his or her financial institution.



REDEMPTION OF I SHARES



     Customers may redeem all or part of their I shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or Financial Advisers. It is the responsibility of the Banks, NAM or Financial Advisers to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks, NAM or Financial Advisers may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or Financial Advisers.



     If a Customer has agreed with a particular Bank, NAM or Financial Adviser to maintain a minimum balance in his or her account and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his or her I shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.


WRITTEN REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to the Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust also may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.


     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming A shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $100 distributed at regular intervals. The shareholder's account must have a minimum value of $1,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).


OTHER REDEMPTION INFORMATION


     When redeeming shares in a Fund, shareholders should indicate whether they are redeeming A shares or B shares. In the event a redeeming shareholder owns both A shares and B shares in a Fund, the A shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions (including exchanges as described below) where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.



     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.


     The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Additional Purchase and Redemption Information" in the Statement of Additional Information.


     Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.


EXCHANGE PRIVILEGE APPLICABLE TO A SHARES AND B SHARES



     Subject to the conditions described below, the Trust offers an exchange program whereby Investors who have paid a front-end sales charge to purchase A shares of one or more of the Funds or other investment funds offered by the Trust or Parkstone which are sold with a front-end sales charge (each a "load Fund") may exchange those A shares for A shares of another load Fund, or another investment fund offered by the Trust or Parkstone without the imposition of a front-end sales charge (each a "no load Fund"), at the net asset value per share on the date of exchange. However, if a shareholder paid a sales charge on the previously exchanged A shares that is less than the sales charge applicable to the A shares sought to be acquired through the exchange, he or she must pay a sales charge on the exchange equal to such difference. Shareholders may also exchange A shares of a no load Fund for A shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange A shares for A shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging A shares of a no load Fund which were received in a previous exchange transaction involving A shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the A shares of a load Fund except to the extent of any difference in the applicable sales loads. Shareholders must notify the Trust that a sales charge was previously paid.



     Shareholders who have purchased B shares of one or more of the Funds or another investment fund offered by the Trust or Parkstone (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.



     No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863). A Parkstone Prospectus may be obtained by calling (800) 451-8377.



     Any A shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original A shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next business day. The

Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his or her financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent.


     The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. Management of the Trust reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for the Systematic Exchange Program described below, as of the date of this Prospectus, an Investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.


SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO A SHARES AND B SHARES


     Shares of a Fund may also be purchased through automatic monthly or quarterly deductions from a shareholder's account from any Armada Funds money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly or quarterly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.



     The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the Planned Investment Program described previously in this Prospectus. Because purchases of A shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase A shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND(3863).


                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan for A and I Share Classes ("A and I Plan") and a separate B shares Distribution and Servicing Plan ("B Shares Plan"). Under the A and I Plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services related to the A and I shares of each of the Trust's investment funds and in preparing and distributing such shares' prospectus. In the case of each such fund, such reimbursement shall not exceed .10% per annum of the average aggregate net assets of its A and I shares. Under the B shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the A and I Shares Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.


     Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.

     Under the Shareholder Services Plan relating to each Fund's A shares and the B shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of A shares or B shares in consideration for the payment of up to .25% (on an annualized basis), with respect to the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds, and up to .10% (on an annualized basis), with respect to the Enhanced Income Fund, of such respective shares' average daily net asset value. Persons entitled to receive compensation for servicing A shares or B shares may receive different compensation with respect to those shares than with respect to I shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in A shares or B shares, and providing sub-transfer agent services or the information necessary for subaccounting, with respect to A shares or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of A shares or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.


                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce a Fund's net asset value per share by the per share amount thereof.


     Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the ex-dividend date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.


                                     TAXES

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) Since all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.


     A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of the Funds' shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS


     IMC serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). On June 30, 1998, IMC had approximately $18.73 billion in assets under management. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, he Adviser has agreed to manage the Funds, make decisions with respect to and place order for all purchases and sales of such Funds' securities, and maintain records relating to such purchases and sales. The Fixed Income Team of IMC makes the investment decisions for the Funds. No individual person is primarily responsible for making recommendations to the Fixed Income Team.



     For the services provided and expenses assumed pursuant to the Advisory Agreements relating to Funds, the Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .55% of each Fund's average net assets. The Adviser may from time to time waive all or a portion of its advisory fees to increase the net income of the Funds available for distribution as dividends.



SUB-ADVISER



     NAM serves as sub-adviser to the Total Return Advantage Fund under a sub-advisory agreement (the "Sub-Advisory Agreement") with IMC as the investment adviser. NAM is a registered investment adviser providing investment advisory and related services. As of June 30, 1998, NAM managed over $9.1 billion for a diverse group of clients. NAM's principal offices are located at 101 South Fifth Street, Louisville, KY 40202.



     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the Adviser and of the Trust's Board of Trustees and in accordance with the Total Return Advantage Fund's investment policies, the Sub-adviser has agreed to assist the Adviser in providing a continuous investment program for the Total Return Advantage Fund and in determining investments for the Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the Sub-adviser is entitled to a sub-advisory fee, payable by the Adviser, computed daily and payable monthly, at the annual rate of .16% of the average daily net assets of the Fund.



     The Total Return Advantage Fund is managed by the Investment Management Group of NAM. The Investment Management Group makes the investment decisions for the Total Return Advantage Fund. No individual person is primarily responsible for making recommendations to the Investment Management Group.



YEAR 2000 RISKS



     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.



ADMINISTRATOR AND SUB-ADMINISTRATOR



     SEI Fund Resources (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator to the Funds. SEI Fund Resources is an indirect, wholly-owned subsidiary of SEI Investments Company ("SEI").



     Under its Administration Agreement with the Trust relating to the Funds, SEI provides the Funds with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent of the Funds. SEI is entitled to receive with respect to the Funds an administrative fee, computed daily and paid monthly, at the annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $18 billion, and .06% of the aggregate average daily net assets over $18 billion, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.



     IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and
 .015% of the aggregate average daily net assets over $15 billion.


                    DESCRIPTION OF THE TRUST AND ITS SHARES


     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue the separate classes or series of shares of beneficial interest ("shares") mentioned below. Fifteen of these classes or series, which represent interests in the Intermediate Bond Fund (Class I, Class I -- Special Series 1 and Class I -- Special Series 2), Enhanced Income Fund (Class O, Class O -- Special Series 1 and Class O -- Special Series
2), Total Return Advantage Fund (Class P, Class P -- Special Series 1 and Class P -- Special Series 2), Bond Fund (Class R, Class R -- Special Series 1 and Class R -- Special Series 2) and GNMA Fund (Class S, Class S -- Special Series 1 and Class S -- Special Series 2) are described in this Prospectus. Class I, Class O, Class P, Class R and Class S shares constitute the I class or series of shares; Class I -- Special Series 1, Class O -- Special Series 1, Class P -- Special Series 1, Class R -- Special Series 1 and Class S Special Series 1 shares constitute the A class or series of shares; and Class I -- Special Series 2, Class O -- Special Series 2, Class P -- Special Series 2, Class R -- Special Series 2 and Class S -- Special Series 2 constitute the B class or series of shares. The other Funds of the Trust are:


      Money Market Fund
      (Class A, Class A -- Special Series 1 and
      Class A -- Special Series 2)

      Government Money Market Fund
      (Class B and Class B -- Special Series 1)

      Treasury Money Market Fund
      (Class C and Class C -- Special Series 1)

      Tax Exempt Money Market Fund
      (Class D, Class D -- Special Series 1 and Class D -- Special Series 2)


      Ohio Municipal Money Market Fund


      (Class BB and Class BB -- Special Series 1)


      Equity Growth Fund
      (Class H, Class H -- Special Series 1 and Class H -- Special Series 2)

      Ohio Tax Exempt Fund
      (Class K, Class K -- Special Series 1 and Class K -- Special Series 2)

      National Tax Exempt Fund

      (Class L, Class L -- Special Series 1 and Class L -- Special Series 2)


      Equity Income Fund
      (Class M, Class M -- Special Series 1 and Class M -- Special Series 2)

      Small Cap Value Fund
      (Class N, Class N -- Special Series 1 and Class N -- Special Series 2)

      Pennsylvania Tax Exempt Money Market Fund
      (Class Q and Class Q -- Special Series 1)

      Pennsylvania Municipal Fund
      (Class T, Class T -- Special Series 1 and Class T -- Special Series 2)

      International Equity Fund
      (Class U, Class U -- Special Series 1 and Class U -- Special Series 2)

      Equity Index Fund
      (Class V and Class V -- Special Series 1)

      Core Equity Fund
      (Class W, Class W -- Special Series 1 and Class W -- Special Series 2)

      Small Cap Growth Fund
      (Class X, Class X -- Special Series 1 and Class X -- Special Series 2)

      Real Return Advantage Fund
      (Class Y and Class Y -- Special Series 1)


      Tax Managed Equity Fund


      (Class Z, Class Z -- Special Series 1 and Class Z -- Special Series 2)



      Balanced Allocation Fund


      (Class AA, Class AA -- Special


      Series 1 and Class AA -- Special Series 2)


     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of A shares or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.



     As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.


     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 3, 1998, IMC's bank affiliates held beneficially or of record approximately 97.68% of the outstanding I shares of the Total Return Advantage Fund; approximately 89.82% of the outstanding I shares of the Intermediate Bond Fund; approximately 93.06% of the outstanding I shares of the Enhanced Income Fund; approximately 98.43% of the outstanding I shares of the Bond Fund; and approximately 99.33% of the outstanding I shares of the GNMA Fund. Neither IMC nor its affiliates have any economic interest in such shares which are held solely for the benefit of their customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of IMC beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.


                          CUSTODIAN AND TRANSFER AGENT


     National City Bank, an affiliate of IMC, serves as the custodian of the Trust's assets. With respect to each Fund, the Trust pays National City Bank an annual custody fee, calculated daily and paid monthly, of .02% of each Fund's first $100 million of average daily net assets, .01% of each Fund's next $650 million of average daily net assets and .008% of the average daily net assets of each Fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. The Trust reimburses the custodian for its out-of-pocket expenses including, but not limited to, postage, telephone, telex, interest claim fee ($50.00 per claim), transfer and registration fees, federal express charges, Federal Reserve and wire fees, as well as its out-of-pocket costs in providing any foreign custody services and/or precious metal custody services. The transaction charges are a bundled fee which will not exceed .25% of the total monthly asset based fee payable by the Trust.



     State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.


                                    EXPENSES


     Except as noted below, the Adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.


                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.


     Pursuant to Rule 17f-2, since National City Bank serves the Trust as its custodian and is affiliated with IMC, the Trust's investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                              LOGO   ARMADA FUNDS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:

Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,

     National City Corporation

Chairman, President and Chief Executive

     Officer, NatCity Investments, Inc.


LEIGH CARTER
Retired President and Chief Operating

     Officer B.F. Goodrich Company

Director:

Kirtland Capital Corporation

Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,

     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean

     Carol Martin Gatton College of Business

     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation

Trustee:


WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
Whayne Supply Company

                                  ARMADA FUNDS



                               INVESTMENT ADVISER



                            AN AFFILIATE OF NATIONAL



                                CITY CORPORATION


--------------------------------------------------------------------------------

                  National City Investment Management Company


                             1900 East Ninth Street


                             Cleveland, Ohio 44114

                              CROSS REFERENCE SHEET
                              ---------------------

                            International Equity Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                               Equity Growth Fund
                             Tax Managed Equity Fund
                                Core Equity Fund
                               Equity Income Fund


Form N-1A Part A Item                                     Prospectus Caption
---------------------                                     ------------------


1.  Cover Page.......................................     Cover Page

2.  Synopsis.........................................     Expense Table

3.  Condensed Financial
    Information......................................     Financial Highlights; Yield
                                                          and Performance Information

4.  General Description of
    Registrant.......................................     Risk Factors, Investment
                                                          Objectives and Policies;
                                                          Investment Limitations;
                                                          Description of the Trust and Its
                                                          Shares

5.  Management of the Trust..........................     Management of the Trust; Custodian
                                                          and Transfer Agent

6.  Capital Stock and Other
    Securities.......................................     How to Purchase and Redeem Shares;
                                                          Dividends and Distributions;
                                                          Taxes; Description of the Trust
                                                          and Its Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered....................................     Pricing of Shares; How to Purchase
                                                          and Redeem Shares; Distribution
                                                          Agreement

8.  Redemption Repurchase............................     How to Purchase and Redeem Shares

9.  Pending Legal Proceedings........................     Inapplicable

                                  ARMADA FUNDS


                             ----------------------

                                   PROSPECTUS

                             ----------------------


                               SEPTEMBER 18, 1998



                              SMALL CAP VALUE FUND


                               EQUITY GROWTH FUND


                               EQUITY INCOME FUND


                             SMALL CAP GROWTH FUND


                           INTERNATIONAL EQUITY FUND


                                CORE EQUITY FUND


                               EQUITY INDEX FUND

                            TAX MANAGED EQUITY FUND

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
Introduction................................................   2
Expense Table...............................................   3
Financial Highlights........................................   7
Investment Objectives and Policies..........................  14
Investment Limitations......................................  26
Yield and Performance Information...........................  27
Pricing of Shares...........................................  29
How to Purchase and Redeem Shares...........................  29
Distribution and Servicing Arrangements.....................  40
Dividends and Distributions.................................  41
Taxes.......................................................  41
Management of the Trust.....................................  42
Description of the Trust and Its Shares.....................  44
Custodian and Transfer Agent................................  46
Expenses....................................................  46
Miscellaneous...............................................  46



- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.

- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


National City Investment Management Company serves as investment adviser to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------


One Freedom Valley Drive                      If you purchased your shares through NatCity Investments,
Oaks, Pennsylvania 19456                      Inc. or any other broker-dealer, please call your Financial
                                              Consultant for information.
                                              For current performance, fund information, account
                                              redemption information, and to purchase shares, please call
                                              1-800-622-FUND(3863).



    This Prospectus describes shares in the following eight investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:


    SMALL CAP VALUE FUND'S investment objective is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities. The Fund will normally invest at least 65% of its total assets in equity securities of companies with stock market capitalizations ranging from $100 million to $2 billion. The Fund was formerly named the "Mid Cap Regional Fund."

    EQUITY GROWTH FUND'S investment objective is to seek a high level of total return arising primarily out of capital appreciation. The Fund invests in common stocks and securities convertible into common stocks.

    EQUITY INCOME FUND'S investment objective is to seek a competitive total rate of return through investments in equity and equity equivalent securities which, in the aggregate, provide a premium current yield.

    SMALL CAP GROWTH FUND'S investment objective is to seek long term capital appreciation. The Fund will normally invest at least 80% of its total assets in securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase.

    INTERNATIONAL EQUITY FUND'S investment objective is to seek capital growth consistent with reasonable investment risk. The Fund will normally invest at least 80% of its total assets in equity securities of foreign issuers.

    CORE EQUITY FUND'S investment objective is to seek a total rate of return, before Fund expenses, greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests in a diversified portfolio of domestic common stocks of issuers with large capitalizations.


    EQUITY INDEX FUND'S investment objective is to seek investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 by investing in securities comprising the S&P 500.



    TAX MANAGED EQUITY FUND'S investment objective is to seek a high level of return arising out of capital appreciation while minimizing the impact of taxes on shareholders' returns. The Fund invests primarily in common stocks. The Tax Managed Equity Fund is not a tax-exempt fund, and it expects to distribute taxable dividends and capital gains to its shareholders from time to time.


    The net asset value per share of each Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.


    National City Investment Management Company ("IMC" or the "Adviser") serves as investment adviser to the Funds. National Asset Management Corporation ("NAM") serves as investment sub-adviser to the Core Equity Fund (the "Sub-adviser").


    SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


    SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               September 18, 1998

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.


     Shares of each Fund (with the exception of Equity Index Fund) have been classified into three separate classes -- A shares (formerly, Retail shares), B shares and I shares (formerly, Institutional shares). Shares of the Equity Index Fund have been classified into two separate classes -- A shares and I shares. A shares, B shares and I shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, A shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers. A shares are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                 EXPENSE TABLE

                                     SMALL CAP     SMALL CAP    SMALL CAP     EQUITY        EQUITY       EQUITY      EQUITY
                                       VALUE         VALUE        VALUE       GROWTH        GROWTH       GROWTH      INCOME
                                    A SHARES(1)   B SHARES(1)   I SHARES    A SHARES(1)   B SHARES(1)   I SHARES   A SHARES(1)
                                    -----------   -----------   ---------   -----------   -----------   --------   -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)..................      5.50%         None        None          5.50%         None        None         5.50%
  Sales Charge Imposed on
    Reinvested Dividends..........      None          None        None          None          None        None         None
  Deferred Sales Charge(3)........      None          5.00%       None          None          5.00%       None         None
  Redemption Fee..................      None          None        None          None          None        None         None
  Exchange Fee....................      None          None        None          None          None        None         None
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average
    net assets)
    Management Fees...............      1.00%         1.00%       1.00%          .75%          .75%        .75%         .75%
    12b-1 Fees(4,5)...............       .04%          .75%        .04%          .04%          .75%        .04%         .04%
    Other Expenses................       .42%          .42%        .17%          .44%          .44%        .19%         .49%
                                        ----          ----        ----          ----          ----        ----         ----
  TOTAL FUND OPERATING EXPENSES
    (after fee waivers)(4)........      1.46%         2.17%       1.21%         1.23%         1.94%        .98%        1.28%
                                        ====          ====        ====          ====          ====        ====         ====

                                      EQUITY       EQUITY       EQUITY         EQUITY
                                      INCOME       INCOME        INDEX          INDEX
                                    B SHARES(1)   I SHARES   A SHARES(1,6)   I SHARES(6)
                                    -----------   --------   -------------   -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)..................      None        None         3.75%           None
  Sales Charge Imposed on
    Reinvested Dividends..........      None        None         None            None
  Deferred Sales Charge(3)........      5.00%       None         None            None
  Redemption Fee..................      None        None         None            None
  Exchange Fee....................      None        None         None            None
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average
    net assets)
    Management Fees...............       .75%        .75%        0.00%           0.00%
    12b-1 Fees(4,5)...............       .75%        .04%        0.00%           0.00%
    Other Expenses................       .49%        .24%         .49%            .24%
                                        ----        ----         ----            ----
  TOTAL FUND OPERATING EXPENSES
    (after fee waivers)(4)........      1.99%       1.03%         .49%            .24%
                                        ====        ====         ====            ====


---------------


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such A shares or and B shares of the Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements."



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be imposed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A Shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The expense information in the table relating to each Fund has been restated to reflect current fees. Without fee waivers during the current fiscal year by the Adviser, Management Fees and Total Fund Operating Expenses would be 0.35% and 0.84%, respectively, for the A shares and 0.35% and 0.59% respectively, for the I shares of the Equity Index Fund. The Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of .35% of the average daily net assets of the Equity Index Fund pursuant to its Advisory Agreement with the Trust.



(5) The Funds have in effect a 12b-1 Plan for the A and I classes of shares pursuant to which each Fund's A and I shares may bear fees up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.



(6) Since the Fund commenced investment operations on July 10, 1998, the Other Expenses for this Fund are estimates only.



(7) Since the Fund commenced investment operations on April 9, 1998, the Other Expenses for this Fund are estimates only.

                                 EXPENSE TABLE

                                  SMALL       SMALL      SMALL
                                   CAP         CAP        CAP      INTERNATIONAL   INTERNATIONAL   INTERNATIONAL     CORE
                                GROWTH A    GROWTH B    GROWTH I     EQUITY A        EQUITY B        EQUITY I      EQUITY A
                                SHARES(1)   SHARES(1)    SHARES      SHARES(1)       SHARES(1)        SHARES       SHARES(1)
                                ---------   ---------   --------   -------------   -------------   -------------   ---------
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Charge Imposed
    on Purchases(2)...........    5.50%       None        None         5.50%           None            None          5.50%
  Sales Charge Imposed on
    Reinvested Dividends......    None        None        None         None            None            None          None
  Deferred Sales Charge(3)....    None        5.00%       None         None            5.00%           None          None
  Redemption Fee..............    None        None        None         None            None            None          None
  Exchange Fee................    None        None        None         None            None            None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
  Management Fees.............    1.00%       1.00%       1.00%        1.15%           1.15%           1.15%          .75%
  12b-1 Fees(4,5).............     .04%        .75%        .04%         .04%            .75%            .04%          .04%
  Other Expenses..............     .42%        .42%        .17%         .55%            .55%            .30%          .42%
                                  ----        ----        ----         ----            ----            ----          ----
TOTAL FUND OPERATING EXPENSES
  (after fee waivers)(4)......    1.46%       2.17%       1.21%        1.74%           2.43%           1.49%         1.21%
                                  ====        ====        ====         ====            ====            ====          ====

                                                           TAX           TAX          TAX
                                  CORE        CORE       MANAGED       MANAGED      MANAGED
                                EQUITY B    EQUITY I    EQUITY A      EQUITY B     EQUITY I
                                SHARES(1)    SHARES    SHARES(1,6)   SHARES(1,7)   SHARES(7)
                                ---------   --------   -----------   -----------   ---------
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Charge Imposed
    on Purchases(2)...........    None        None        5.50%         None         None
  Sales Charge Imposed on
    Reinvested Dividends......    None        None        None          None         None
  Deferred Sales Charge(3)....    5.00%       None        None          5.00%        None
  Redemption Fee..............    None        None        None          None         None
  Exchange Fee................    None        None        None          None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
  Management Fees.............     .75%        .75%        .75%          .75%         .75%
  12b-1 Fees(4,5).............     .75%        .04%        .04%          .75%         .04%
  Other Expenses..............     .42%        .17%        .48%          .48%         .23%
                                  ----        ----        ----          ----         ----
TOTAL FUND OPERATING EXPENSES
  (after fee waivers)(4)......    1.92%       0.96%       1.27%         1.98%        1.02%
                                  ====        ====        ====          ====         ====


---------------


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such A shares or and B shares of the Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements."



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be imposed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A Shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The expense information in the table relating to each Fund has been restated to reflect current fees. Without fee waivers during the current fiscal year by the Adviser, Management Fees and Total Fund Operating Expenses would be 0.35% and 0.84%, respectively, for the A shares and 0.35% and 0.59% respectively, for the I shares of the Equity Index Fund. The Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of .35% of the average daily net assets of the Equity Index Fund pursuant to its Advisory Agreement with the Trust.



(5) The Funds have in effect a 12b-1 Plan for the A and I classes of shares pursuant to which each Fund's A and I shares may bear fees up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.



(6) Since the Fund commenced investment operations on July 10, 1998, the Other Expenses for this Fund are estimates only.



(7) Since the Fund commenced investment operations on April 9, 1998, the Other Expenses for this Fund are estimates only.

---------------

EXAMPLE


     The following illustrates the expenses that you would pay on a hypothetical $1,000 investment, assuming: (i) a 5% annual return; and (ii) the redemption of your investment at the end of the following time periods (none of the Funds charges a redemption fee):



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Small Cap Value A Shares(1).................................   $69       $ 99       $130        $220
Small Cap Value A Shares(2).................................   $25       $ 46       $ 80        $175
Small Cap Value B Shares(3).................................   $72       $108       $136        $232(4)
Small Cap Value B Shares(5).................................   $22       $ 68       $116        $232
Small Cap Value I Shares....................................   $12       $ 38       $ 66        $147
Equity Growth A Shares(1)...................................   $67       $ 92       $119        $196
Equity Growth A Shares(2)...................................   $23       $ 39       $ 68        $149
Equity Growth B Shares(3)...................................   $70       $101       $125        $208(4)
Equity Growth B Shares(5)...................................   $20       $ 61       $105        $208
Equity Growth I Shares......................................   $10       $ 31       $ 54        $120
Equity Income A Shares(1)...................................   $67       $ 93       $121        $201
Equity Income A Shares(2)...................................   $23       $ 41       $ 70        $155
Equity Income B Shares(3)...................................   $70       $102       $127        $213(4)
Equity Income B Shares(5)...................................   $20       $ 62       $107        $213
Equity Income I Shares......................................   $11       $ 33       $ 57        $126
Small Cap Growth A Shares(1)................................   $69       $ 99       $130        $220
Small Cap Growth A Shares(2)................................   $25       $ 46       $ 80        $175
Small Cap Growth B Shares(3)................................   $72       $108       $136        $232(4)
Small Cap Growth B Shares(5)................................   $22       $ 68       $116        $232
Small Cap Growth I Shares...................................   $12       $ 38       $ 66        $147
International Equity A Shares(1)............................   $72       $107       $144        $249
International Equity A Shares(2)............................   $28       $ 55       $ 94        $205
International Equity B Shares(3)............................   $75       $116       $150        $260(4)
International Equity B Shares(5)............................   $25       $ 76       $130        $260
International Equity I Shares...............................   $15       $ 47       $ 81        $178
Core Equity A Shares(1).....................................   $67       $ 91       $118        $194
Core Equity A Shares(2).....................................   $22       $ 38       $ 66        $147
Core Equity B Shares(3).....................................   $69       $100       $124        $206
Core Equity B Shares(5).....................................   $19       $ 60       $104        $206
Core Equity I Shares........................................   $10       $ 31       $ 53        $118
Equity Index A Shares(1)....................................   $42       $ 53        N/A         N/A
Equity Index A Shares(2)....................................   $15       $ 16        N/A         N/A
Equity Index I Shares.......................................   $ 2       $  8        N/A         N/A
Tax Managed Equity A Shares(1)..............................   $67       $ 93        N/A         N/A
Tax Managed Equity A Shares(2)..............................   $23       $ 40        N/A         N/A
Tax Managed Equity B Shares.................................   $70       $102        N/A         N/A

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Tax Managed Equity B Shares(3)..............................   $20       $ 62        N/A         N/A
Tax Managed Equity B Shares(5)..............................   $20       $ 62       $107        $212
Tax Managed Equity A Shares.................................   $10       $ 32        N/A         N/A


---------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.


(2) Assumes no front end sales charge but the maximum deferred sales charge at 1 year.



(3) Assumes deduction of maximum applicable contingent deferred sales charge.



(4) Based on conversion of B shares to A shares after eight years.



(5) Assumes no redemption.


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the Adviser or other institutions directly to their customer accounts for services related to investments in shares of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS


             (For a Fund share outstanding throughout each period)


                              SMALL CAP VALUE FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Small Cap Value Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                           FOR THE YEAR ENDED MAY 31,
                                    ----------------------------------------------------------------------------
                                                 1998                           1997                    1996
                                    ----------------------------------    ------------------     -------------------
                                       I          A         CLASS B(6)        I         A           I           A
                                    --------   -------      ----------     --------   ------     -------      ------
Net Asset Value, Beginning of
  Period..........................  $  15.15   $ 14.95        $15.28       $  13.10   $12.94     $ 11.38      $11.26
                                    --------   -------        ------       --------   ------     -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...........      0.06      0.01          0.00           0.09     0.08        0.08        0.06
  Net Gain/(Loss) on Securities
    (Realized and Unrealized).....      2.87      2.84          0.14           2.90     2.83        2.41        2.37
                                    --------   -------        ------       --------   ------     -------      ------
        Total from Investment
          Operations..............      2.93      2.85          0.14           2.99     2.91        2.49        2.43
                                    --------   -------        ------       --------   ------     -------      ------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income........................     (0.07)    (0.04)        (0.00)         (0.09)   (0.05)      (0.08)      (0.06)
  Dividends in Excess of Net
    Investment Income.............     (0.00)    (0.00)        (0.00)         (0.00)   (0.00)      (0.02)      (0.02)
  Distributions from Net Realized
    Capital Gains.................     (2.29)    (2.29)        (0.00)         (0.85)   (0.85)      (0.67)      (0.67)
                                    --------   -------        ------       --------   ------     -------      ------
        Total Distributions.......     (2.36)    (2.33)        (0.00)         (0.94)   (0.90)      (0.77)      (0.75)
                                    --------   -------        ------       --------   ------     -------      ------
Net Asset Value, End of Period....  $  15.72   $ 15.47        $15.42       $  15.15   $14.95     $ 13.10      $12.94
                                    ========   =======        ======       ========   ======     =======      ======
TOTAL RETURN......................     19.82%    19.51%(5)     19.12%(4,5)    23.61%  23.26%(5)    22.64%      22.28%(5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's)........................  $284,295   $10,634        $   61       $199,311   $4,929     $99,294      $4,702
  Ratio of Expenses to Average Net
    Assets........................      0.98%     1.23%         1.92%(4)       0.97%    1.22%       1.05%(1)    1.30%(2)
  Ratio of Net Investment Income/
    (Loss) to Average Net
    Assets........................      0.43%     0.19%        (0.48)%(4)      0.83%    0.57%       0.83%(1)    0.58%(2)
  Portfolio Turnover Rate.........        89%       89%           89%            64%      64%        106%        106%
  Average Commission Rate.........  $   0.05   $  0.05        $ 0.05       $   0.05   $ 0.05     $  0.06      $ 0.06

                                       FOR THE PERIOD
                                        ENDED MAY 31,
                                            1995
                                    ---------------------
                                     I(3)           A(3)
                                    -------        ------
Net Asset Value, Beginning of
  Period..........................  $ 10.00        $10.16
                                    -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...........     0.10          0.07
  Net Gain/(Loss) on Securities
    (Realized and Unrealized).....     1.36          1.11
                                    -------        ------
        Total from Investment
          Operations..............     1.46          1.18
                                    -------        ------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income........................    (0.04)        (0.04)
  Dividends in Excess of Net
    Investment Income.............    (0.00)        (0.00)
  Distributions from Net Realized
    Capital Gains.................    (0.04)        (0.04)
                                    -------        ------
        Total Distributions.......    (0.08)        (0.08)
                                    -------        ------
Net Asset Value, End of Period....  $ 11.38        $11.26
                                    =======        ======
TOTAL RETURN......................    17.42%(4)     14.80%(4,5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's)........................  $50,993        $3,567
  Ratio of Expenses to Average Net
    Assets........................     1.01%(1,4)    1.34%(2,4)
  Ratio of Net Investment Income/
    (Loss) to Average Net
    Assets........................     1.31%(1,4)    1.09%(2,4)
  Portfolio Turnover Rate.........       69%           69%
  Average Commission Rate.........      N/A           N/A


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the I Class for the year ended May 31, 1996, would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the I Class for the period ended May 31, 1995, would have been 1.15% and 1.17%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the A Class for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the A Class for the period ended May 31, 1995, would have been 1.38% and 1.05%, respectively.



(3) I and A Classes commenced operations on July 26, 1994, and August 15, 1994, respectively.



(4) Annualized.



(5) Total Return excludes sales charge.



(6) Class B commenced operations on January 6, 1998.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                               EQUITY GROWTH FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Growth Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."


                                                                           FOR THE YEAR ENDED MAY 31,
                                                    --------------------------------------------------------------------------
                                                                 1998                        1997                 1996
                                                    -------------------------------    -----------------    ------------------
                                                       I          A      CLASS B(5)       I         A          I          A
                                                    --------   -------   ----------    --------   ------    --------    ------
Net Asset Value, Beginning of Period............... $  18.63   $ 18.67     $19.44      $  18.02   $18.05    $  14.77    $14.79
                                                    --------   -------     ------      --------   ------    --------    ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income/(Loss)......................     0.00     (0.04)     (0.24)         0.09     0.05        0.14      0.10
 Net Gain on Securities (Realized and
   Unrealized).....................................     5.00      4.99       2.08          4.66     4.66        3.46      3.47
                                                    --------   -------     ------      --------   ------    --------    ------
 Total from Investment Operations..................     5.00      4.95       1.84          4.75     4.71        3.60      3.57
                                                    --------   -------     ------      --------   ------    --------    ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income..............    (0.01)    (0.00)     (0.00)        (0.09)   (0.05)      (0.14)    (0.10)
 Dividends in Excess of Net Investment Income......    (0.00)    (0.00)     (0.00)        (0.02)   (0.01)      (0.02)    (0.02)
 Distributions from Net Realized Capital Gains.....    (2.27)    (2.27)     (0.00)        (4.03)   (4.03)      (0.19)    (0.19)
 Distributions in Excess of Net Realized Capital
   Gains...........................................    (0.00)    (0.00)     (0.00)        (0.00)   (0.00)      (0.00)    (0.00)
                                                    --------   -------     ------      --------   ------    --------    ------
 Total Distributions...............................    (2.28)    (2.27)     (0.00)        (4.14)   (4.09)      (0.35)    (0.31)
                                                    --------   -------     ------      --------   ------    --------    ------
Net Asset Value, End of Period..................... $  21.35   $ 21.35     $21.28      $  18.63   $18.67    $  18.02    $18.05
                                                    ========   =======     ======      ========   ======    ========    ======
TOTAL RETURN.......................................    28.65%    28.32%(3)  27.90%(3,4)   29.57%   29.24%(3)   24.61%    24.34%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000's).............. $352,413   $12,380     $   24      $255,594   $6,931    $166,671    $6,013
 Ratio of Expenses to Average Net Assets...........     0.98%     1.23%      1.92%(4)      0.97%    1.22%       1.01%(1)  1.26%(2)
 Ratio of Net Investment Income/(Loss) to Average
   Net Assets......................................    (0.01)%   (0.26)%    (0.92)%(4)     0.49%    0.25%      0.85%(1)   0.60%(2)
 Portfolio Turnover Rate...........................      260%      260%       260%          197%     197%         74%       74%
 Average Commission Rate........................... $   0.06   $  0.06     $ 0.06      $   0.06   $ 0.06    $   0.06    $ 0.06

                                                            FOR THE YEAR ENDED MAY 31,
                                                     ----------------------------------------
                                                             1995                  1994
                                                     -------------------     ----------------
                                                        I           A           I        A
                                                     --------     ------     -------   ------
Net Asset Value, Beginning of Period...............  $  13.66     $13.68     $ 13.78   $13.80
                                                     --------     ------     -------   ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income/(Loss)......................      0.21       0.18        0.18     0.15
 Net Gain on Securities (Realized and
   Unrealized).....................................      1.21       1.21        0.01     0.00
                                                     --------     ------     -------   ------
 Total from Investment Operations..................      1.42       1.39        0.19     0.15
                                                     --------     ------     -------   ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income..............     (0.20)     (0.17)      (0.18)   (0.15)
 Dividends in Excess of Net Investment Income......     (0.00)     (0.00)      (0.01)   (0.00)
 Distributions from Net Realized Capital Gains.....     (0.00)     (0.00)      (0.11)   (0.11)
 Distributions in Excess of Net Realized Capital
   Gains...........................................     (0.11)     (0.11)      (0.01)   (0.01)
                                                     --------     ------     -------   ------
 Total Distributions...............................     (0.31)     (0.28)      (0.31)   (0.27)
                                                     --------     ------     -------   ------
Net Asset Value, End of Period.....................  $  14.77     $14.79     $ 13.66   $13.68
                                                     ========     ======     =======   ======
TOTAL RETURN.......................................     10.62%     10.35%(3)    1.41%    1.12%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000's)..............  $119,634     $5,974     $90,446   $7,521
 Ratio of Expenses to Average Net Assets...........      1.01%(1)   1.27%(2)    1.07%    1.32%
 Ratio of Net Investment Income/(Loss) to Average
   Net Assets......................................      1.53%(1)   1.23%(2)    1.33%    1.08%
 Portfolio Turnover Rate...........................        17%        17%         15%      15%
 Average Commission Rate...........................       N/A        N/A         N/A      N/A


------------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the I Class for the year ended May 31, 1996, and 1995 would have been 1.03% and .83%, and 1.02%,and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the I Class for the year May 31, 1993, would have been 1.01% and 1.46%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the A Class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58%, and 1.28%, and 1.22% , respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advises for the A Class for the period ended May 31, 1993, would have been 1.26% and 1.21%, respectively.



(3) Total return excludes sales charge.



(4) Annualized.



(5) Class B commenced operations on January 6, 1998.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                               EQUITY INCOME FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                         FOR THE YEAR ENDED MAY 31,                          FOR THE PERIOD
                                   ----------------------------------------------------------------------     ENDED MAY 31,
                                                1998                       1997                1996               1995
                                   -------------------------------   -----------------   ----------------   -----------------
                                      I        A       CLASS B(6)       I         A         I         A         I(3)       A(3)
                                   --------  ------    ----------    --------   ------   -------    ------     -------    ------
Net Asset Value, Beginning of
  Period.........................  $  14.87  $14.86     $16.28      $  12.66   $12.65   $ 11.01    $11.01     $ 10.00    $10.26
                                   --------  ------     ------      --------   ------   -------    ------     -------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/(Loss)...      0.27    0.26       0.46          0.30     0.31      0.34      0.33        0.34      0.26
  Net Gain on Securities
    (Realized and Unrealized)....      3.44    3.41       0.86          2.73     2.68      1.79      1.77        0.94      0.75
                                   --------  ------     ------      --------   ------   -------    ------     -------    ------
  Total from Investment
    Operations...................      3.71    3.67       1.32          3.03     2.99      2.13      2.10        1.28      1.01
                                   --------  ------     ------      --------   ------   -------    ------     -------    ------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income.......................     (0.32)  (0.29)     (0.06)        (0.31)   (0.27)    (0.34)    (0.32)      (0.27)    (0.26)
  Distributions from Net Realized
    Capital Gains................     (0.73)  (0.73)     (0.00)        (0.51)   (0.51)    (0.14)    (0.14)      (0.00)    (0.00)
                                   --------  ------     ------      --------   ------   -------    ------     -------    ------
        Total Distributions......     (1.05)  (1.02)     (0.06)        (0.82)   (0.78)    (0.48)    (0.46)      (0.27)    (0.26)
                                   --------  ------     ------      --------   ------   -------    ------     -------    ------
Net Asset Value, End of Period...  $  17.53  $17.51     $17.54      $  14.87   $14.86   $ 12.66    $12.65     $ 11.01    $11.01
                                   ========  ======     ======      ========   ======   =======    ======     =======    ======
TOTAL RETURN.....................     25.69%  25.41%(5) 25.58%(4,5) 24.62%    24.33%(5)  19.72%    19.37%(5)   14.34%(4) 13.18%(4,5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's).......................  $193,923  $2,151     $    3      $127,130   $  410   $61,978    $  263     $36,194    $  125
  Ratio of Expenses to Average
    Net Assets...................      0.92%   1.17%      1.86%         1.01%    1.26%   1.06%(1)  1.31%(2)     99%(1,4)  1.41%(2,4)
  Ratio of Net Investment Income
    to Average Net Assets........      1.80%   1.62%      0.68%         2.44%    2.17%   3.02%(1)  2.75%(2)   3.87%(1,4)  3.45%(2,4)
  Portfolio Turnover Rate........        18%     18%        18%           35%      35%       53%       53%         12%       12%
  Average Commission Rate........  $   0.06  $ 0.06     $ 0.06      $   0.05   $ 0.05   $  0.07    $ 0.07         N/A       N/A


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the I Class for the year ended May 31, 1996, would have been 1.08 and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator and Custodian for the I Class for the period ended May 31, 1995, would have been 1.21% and 3.66%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the A Class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the A Class for the period ended May 31, 1995, would have been 1.45% and 3.40%, respectively.



(3) I and A Classes commenced operations on July 1, 1994, and August 22, 1994, respectively.



(4) Annualized.



(5) Total return excludes sales charge.



(6) Class B commenced operations on January 6, 1998.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                             SMALL CAP GROWTH FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Small Cap Growth Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                         FOR THE PERIOD
                                                                       ENDED MAY 31, 1998
                                                              -------------------------------------
                                                               I(6)          A(6)        CLASS B(7)
                                                              -------       ------       ----------
Net Asset Value, Beginning of Period........................  $ 10.00       $10.00         $10.64
                                                              -------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................     0.01         0.01          (0.01)
  Net Gain/(Loss) on Securities (Realized and Unrealized)...     1.72         1.71           1.03
                                                              -------       ------         ------
  Total from Investment Operations..........................     1.73         1.72           1.02
                                                              -------       ------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income......................    (0.01)       (0.01)         (0.00)
  Distributions from Net Realized Capital Gains.............    (0.03)       (0.03)         (0.00)
                                                              -------       ------         ------
          Total Distributions...............................    (0.04)       (0.04)         (0.00)
                                                              =======       ======         ======
Net Asset Value, End of Period..............................  $ 11.69       $11.68         $11.66(4,5)
                                                              =======       ======         ======
TOTAL RETURN................................................    17.35%(5)    17.18%(4,5)     9.59%(4,5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)......................  $54,476       $  331         $    1
  Ratio of Expenses to Average Net Assets...................     0.98%(1,8)   1.23%(2,8)     1.92%(3,8)
  Ratio of Net Investment Income/(Loss) to Average Net
     Assets.................................................     0.14%(1,8)  (0.32)%(2,8)    (0.87)%(3,8)
  Portfolio Turnover Rate...................................       31%          31%            31%
  Average Commission Rate...................................  $  0.04       $ 0.04         $ 0.04


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Administrator for the I Class for the period ended May 31, 1998 would have been 1.09% and 0.03%, respectively.



(2) The operating expense ratio and the net investment income/(loss) ratio before fee waivers by the Administrator for the A Class for the period ended May 31, 1998 would have been 1.34% and (0.43)%, respectively.



(3) The operating expense ratio and the net investment income/loss ratio before fee waivers by the Administrator for the Class B for the period ended May 31, 1998 would have been 3.06% and (2.01)%, respectively.



(4) Total return excludes sales charge.



(5) Returns are for the period indicated and have not been annualized.



(6) I and A Classes both commenced operations on August 1, 1997.



(7) Class B commenced operations on January 6, 1998.



(8) Annualized.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                           INTERNATIONAL EQUITY FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the International Equity Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                          FOR THE PERIOD
                                                                        ENDED MAY 31, 1998
                                                              --------------------------------------
                                                                I(5)          A(5)        CLASS B(6)
                                                              --------       ------       ----------
Net Asset Value, Beginning of Period........................  $  10.00       $10.00         $ 9.30
                                                              --------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................      0.08         0.04           0.05
  Net Gain on Securities (Realized and Unrealized)..........      0.79         0.79           1.48
                                                              --------       ------         ------
          Total from Investment Operations..................      0.87         0.83           1.53
                                                              --------       ------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income......................     (0.01)       (0.01)            --
                                                              --------       ------         ------
          Total Distributions...............................     (0.01)       (0.01)         (0.00)
                                                              --------       ------         ------
Net Asset Value, End of Period..............................  $  10.86       $10.82         $10.83
                                                              ========       ======         ======
TOTAL RETURN................................................      8.76%(7)     8.28%(4,7)    16.45%(4,7)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)......................  $135,942       $  276         $    1
  Ratio of Expenses to Average Net Assets...................      1.09%(1,8)   1.39%(2,8)     2.08%(3,8)
  Ratio of Net Investment Income to Average Net Assets......      1.19%(1,8)   1.49%(2,8)     0.59%(3,8)
  Portfolio Turnover Rate...................................        28%          28%            28%
  Average Commission Rate...................................  $   0.03       $ 0.03         $ 0.03


---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for the I Class for the period ended May 31, 1998 would have been 1.24% and 1.04%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for the A Class for the period ended May 31, 1998 would have been 1.47% and 1.41%, respectively.



(3) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for the Class B for the period ended May 31, 1998 would have been 2.14% and 0.53%, respectively.



(4) Total return excludes sales charge.



(5) I and A Classes both commenced operations on August 1, 1997.



(6) Class B commenced operations on January 6, 1998.



(7) Returns are for the period indicated and have not been annualized.



(8) Annualized.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                                CORE EQUITY FUND


     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Core Equity Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                       FOR THE PERIOD ENDED
                                                                           MAY 31, 1998
                                                              --------------------------------------
                                                                I(6)          A(6)        CLASS B(7)
                                                              --------       ------       ----------
Net Asset Value, Beginning of Period........................  $  10.00       $10.00         $10.25
                                                              --------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................      0.05         0.04           0.00
  Net Gain on Securities (Realized and Unrealized)..........      1.35         1.34           1.08
                                                              --------       ------         ------
  Total from Investment Operations..........................      1.40         1.38           1.08
                                                              --------       ------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income......................     (0.05)       (0.04)         (0.00)
          Total Distributions...............................     (0.05)       (0.04)         (0.00)
                                                              --------       ------         ------
Net Asset Value, End of Period..............................  $  11.35       $11.34         $11.33
                                                              ========       ======         ======
TOTAL RETURN................................................     14.03%(5)    13.85%(4,5)    10.54%(4,5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)......................  $110,504       $  408         $    2
  Ratio of Expenses to Average Net Assets...................      0.89(1,8)    1.14%(2,8)     1.83%(3,8)
  Ratio of Net Investment Income/(Loss) to Average Net
     Assets.................................................      0.61%(1,8)   0.14%(2,8)    (0.51)%(3,8)
  Portfolio Turnover Rate...................................        60%          60%            60%
  Average Commission Rate...................................  $   0.04       $ 0.04         $ 0.04


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for the I Class for the period ended May 31, 1998 would have been 1.06% and 0.44%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for the A Class for the period ended May 31, 1998 would have been 1.30% and 0.04%, respectively.



(3) The operating expense ratio and the net investment income/(loss) ratio before fee waivers by the Investment Adviser and Administrator for the Class B for the period ended May 31, 1998 would have been 2.00% and (0.50)%, respectively.



(4) Total return excludes sales charge.



(5) Returns are for the period indicated and have not been annualized.



(6) I and A Classes both commenced operations on August 1, 1997.



(7) Class B commenced operations on January 6, 1998.



(8) Annualized.

                              FINANCIAL HIGHLIGHTS



              (For a Fund share outstanding throughout the period)



                            TAX MANAGED EQUITY FUND



     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Tax Managed Equity Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."



                                                                       FOR THE PERIOD ENDED
                                                                           MAY 31, 1998
                                                              ---------------------------------------
                                                                I(5)          A(6)         CLASS B(7)
                                                              --------       -------       ----------
Net Asset Value, Beginning of Period........................  $  10.00       $ 10.10        $ 10.21
                                                              --------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................      0.00          0.00           0.00
  Net Gain on Securities (Realized and Unrealized)..........     (0.07)        (0.17)         (0.28)
                                                              --------       -------        -------
  Total from Investment Operations..........................     (0.07)        (0.17)         (0.28)
                                                              --------       -------        -------
LESS DISTRIBUTIONS
  Net Investment Income.....................................     (0.00)        (0.00)         (0.00)
          Total Distributions...............................     (0.00)        (0.00)         (0.00)
                                                              --------       -------        -------
Net Asset Value, End of Period..............................  $   9.93       $  9.93        $  9.93
                                                              ========       =======        =======
TOTAL RETURN................................................     (4.81)%(8)   (23.63)%(8)    (32.24)%(8)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)......................  $158,867       $    10        $    85
  Ratio of Expenses to Average Net Assets...................      0.29%(1,8)    0.54%(2,8)     1.23%(3,8)
  Ratio of Net Investment Income to Average Net Assets......      0.91%(1,8)    0.63%(2,8)     0.43%(3,8)
  Portfolio Turnover Rate...................................         0%            0%             0%
  Average Commission Rate...................................  $   0.00       $  0.00        $  0.00


---------------


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the I Class for the period ended May 31, 1998 would have been 1.02% and 0.18%, respectively.



(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the A Class for the period ended May 31, 1998 would have been 1.24% and (0.07)%, respectively.



(3) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class B for the period ended May 31, 1998 would have been 1.98% and 1.18%, respectively.



(4) Total return excludes sales charge.



(5) I Class commenced operations on April 9, 1998.



(6) A Class commenced operations on May 11, 1998.



(7) Class B commenced operations on May 4, 1998.



(8) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Common Investment Policies of the Funds" below and "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


SMALL CAP VALUE FUND

     The investment objective of the Small Cap Value Fund is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities of companies with market capitalizations ranging from $100 million to $2 billion. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price cash/flow ratios which are at a discount to the market averages. Additional factors such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors -- Small Capitalization Stocks" below.

EQUITY GROWTH FUND


     The investment objective of the Equity Growth Fund is to seek a high level of total return arising primarily out of capital appreciation. Under normal conditions, at least 80% of the Fund's total assets will be invested in a diversified portfolio of common stocks and securities convertible into common stocks. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.


EQUITY INCOME FUND


     The investment objective of the Equity Income Fund is to seek a competitive total rate of return through investments in equity and equity equivalent securities which, in the aggregate, provide a premium current yield. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in income-producing common stocks and securities convertible into common stocks assigned a rating of Ba/BB or higher by Moody's Investors Service, Standard & Poor's Ratings Group ("S&P"), Fitch Investor Inc. ("Fitch"), Duff & Phelps ("Duff") or IBCA Inc. ("IBCA"). The Fund's Adviser will generally attempt to select securities that provide a higher yield than that of the general market and will generally dispose of securities whose yields approach a market yield or that otherwise fail to satisfy investment criteria.


SMALL CAP GROWTH FUND


     The investment objective of the Small Cap Growth Fund is to provide long term capital appreciation. The Fund will normally invest at least 80% of its total assets in equity securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors -- Small Capitalization Stocks" below.

SPECIAL RISK FACTORS -- SMALL CAPITALIZATION STOCKS

     Securities held by the Small Cap Value and Small Cap Growth Funds generally will be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the S&P's 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies.

     However, the positions of small capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the sub-adviser will attempt to reduce this volatility.

INTERNATIONAL EQUITY FUND


     The investment objective of the International Equity Fund is to provide capital growth consistent with reasonable investment risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.



     The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.


     More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies. See "Special Risk Factors -- Foreign Securities and Currencies" below.

SPECIAL RISK FACTORS -- FOREIGN SECURITIES AND CURRENCIES

     The International Equity Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in American, European or Global Depository Receipts (see "American, European and Global Depository Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

     With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

     Since the Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.


     The conversion of the eleven member states of the European Union to a common currency, the "euro", is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of participating European countries will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the possible admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


     The expense ratio of the Fund can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.


     Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.


CORE EQUITY FUND


     The investment objective of the Core Equity Fund is to seek a total rate of return greater than that of the S&P 500. The two components of total rate of return are current income and change in the value of portfolio securities. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations. The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (i.e., at least 20% above such average). Under normal market conditions the Fund will invest 20% to 50% of its total assets in each of these three types of equity securities. The Fund is fully invested at all times.



     The S&P 500 is an index composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Sub-adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.


     Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.


EQUITY INDEX FUND



     The investment objective of the Equity Index Fund is to seek investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 by investing in securities comprising the S&P 500.



     The S&P 500 is composed of approximately 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of May 31, 1998, the stocks in the S&P 500 had an average market capitalization of $63.7 billion and the total market capitalization of all U.S. common stocks was $8.58 trillion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding. The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.



     Under normal circumstances, the Fund will invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depository Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.



     While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.



THE INDEXING APPROACH



     The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.



     The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.



     The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund.

     The common stock of National City Corporation, the parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500. As of May 31, 1998, National City Corporation common stock represented 0.25% of the index.



TAX MANAGED EQUITY FUND



     The investment objective of the Tax Managed Equity Fund is to seek a high level of return arising out of capital appreciation while minimizing the impact of taxes on shareholders' returns. The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.



     The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.



     The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to select the share lots with the highest cost basis in order to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.



     Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.



     Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.



     Under normal conditions, at least 80% of the Fund's total assets will be invested in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.



     The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a Fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund.

For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.



     The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.


COMMON INVESTMENT POLICIES OF THE FUNDS

  Futures Contracts and Related Options

     Each Fund (other than the Core Equity Fund) may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates.

     Futures contracts obligate the Funds, at maturity, to take or make delivery of certain securities or the cash value of a securities index or, in the case of the International Equity Fund, to take or make delivery of the cash value of a stated amount of a foreign currency. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios of securities as a whole or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of their holdings.

     Each Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Each Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Funds' commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Funds may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of their assets, after taking into account unrealized profits and unrealized losses on such contracts they have entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     The primary risks associated with the use of futures contracts and options are:

          (i) an imperfect correlation between the change in market value of the securities held by the Funds and the price of the futures contracts and options;

          (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

          (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and



          (iv) the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


  Options


     Each Fund (other than the Equity Index Fund) may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.


     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Each Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. Each Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, each Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

     The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Funds.

  Foreign Securities


     Each of the Funds (other than the Equity Index Fund) may invest up to 20% (100% in the case of the International Equity Fund) of its total assets at the time of purchase in securities issued by foreign entities and ADRs, EDRs and GDRs (defined below). See "Special Risk Factors -- Foreign Securities and Currencies" above.


  American, Standard & Poor's, MidCap Standard & Poor's, European and Global Depository Receipts


     Each Fund may invest in American Depository Receipts ("ADRs") and Standard & Poor's Depository Receipts ("SPDRs"). The Small Cap Value and Tax Managed Equity Funds may invest in MidCap Standard & Poor's Depository Receipts ("MidCap SPDRs"). The International Equity and Tax Managed Equity Funds may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. SPDRs are receipts designed to replicate the performance of the S&P 500. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a unit investment trust which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P MidCap 400 Index. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


     The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

  Forward Currency Exchange Contracts

     The Equity Income and International Equity Funds may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are deemed economically appropriate for the reduction of risks inherent in the ongoing management of the Funds. The Funds may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, a Fund will create a segregated account of liquid assets.

  Exchange Rate-Related Securities

     The Equity Income and International Equity Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

  When-Issued Securities


     Each Fund (other than the Equity Index Fund) may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.


  Short-Term Obligations


     Except as otherwise noted, each Fund may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and guaranteed investment contracts ("GICs"). The Equity Index Fund cannot invest in foreign commercial paper and GICs. A Fund may invest no more than 5% of its net assets in variable and floating rate obligations. During temporary defensive periods, each Fund may hold up to 100% of its total assets in these types of obligations.


     In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase.

  Lending Portfolio Securities


     In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's Adviser or Sub-adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser or Sub-adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


  Securities of Other Investment Companies

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

     In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies, and may include a portfolio or portfolios of The CountryBaskets Index Fund, Inc. ("CountryBaskets"), a registered, open-end management investment company that, through its portfolios, seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country, geographic region or industry sector.


     The International Equity Fund may also purchase World Equity Benchmark Shares issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.


     WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged.

     In the event substantial market or other disruptions affecting WEBS or CountryBaskets should occur in the future, the liquidity and value of the International Equity Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of

WEBS, CountryBaskets or other "country funds" as part of its investment strategy.

     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

  Illiquid Securities


     The Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Equity Index and Tax Managed Funds will not invest more than 15% of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").



     Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser or Sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


  Special Risk Factors Associated with Derivative Instruments

     The Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts.

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative instrument when they want because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


     The risk to each Fund due to the use of derivatives will be limited to 10% of the total value of the Fund's assets at the time of the derivatives transaction. The Adviser or Sub-adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

  Portfolio Turnover


     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds' annual portfolio turnover is not expected to exceed 100% under normal market conditions. The Equity Index and Tax Managed Equity Fund's annual portfolio turnover is not expected to exceed 10% and 25%, respectively, under normal market conditions. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.


                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     No Fund may:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, (any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions) and repurchase agreements secured by such obligations;

     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

     (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

     (d) personal credit and business credit businesses will be considered separate industries.

     2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


                       YIELD AND PERFORMANCE INFORMATION


     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's total return data for its A shares, B shares and I shares. The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period.


     Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     The "yield" quoted in advertisements of the Equity Income Fund refers to the income generated by an investment in a class of shares of over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/ Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Shareholders should note that the yields and total returns of A shares and B shares will be lower than those of the I shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the A shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."


     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).


     The Tax Managed Equity Fund is the successor to a common trust fund, previously managed by National City Bank, an affiliate of the Adviser. All of the assets of this predecessor common trust fund were transferred to the Fund (as indicated below) on April 9, 1998. Set forth below are certain performance data for the predecessor fund which were calculated using the same method the Fund utilizes to calculate its average annual total returns with certain adjustments, as noted below. This performance information is deemed relevant because the common trust fund was managed using the same investment objective, policies and restrictions, and portfolio manager as those being used by the Fund. However, these performance data are not necessarily indicative of the future performance of the Fund. In addition, the predecessor fund was not subject to the diversification requirements and other restrictions of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"); if such requirements and restrictions had been applicable, they may have adversely affected performance.



                                  PREDECESSOR


                               COMMON TRUST FUND


                        AVERAGE ANNUAL TOTAL RETURNS FOR


                                VARIOUS PERIODS


                                  (UNAUDITED)


                                                                         PREDECESSOR TO THE
                               PREDECESSOR TO THE   PREDECESSOR TO THE      TAX MANAGED       PREDECESSOR TO THE
                                  TAX MANAGED          TAX MANAGED          EQUITY FUND          TAX MANAGED
                                  EQUITY FUND          EQUITY FUND            B SHARES           EQUITY FUND
                                    A SHARES             A SHARES          (WITH MAXIMUM           B SHARES
                                (ASSUMING SALES        (ASSUMING NO        DEFERRED SALES     (WITHOUT DEFERRED
                                  CHARGES)(1)       SALES CHARGES)(2)       CHARGES)(3)       SALES CHARGES)(4)
                               ------------------   ------------------   ------------------   ------------------
PERIOD ENDED 5-31-98
  Six Months.................         9.02%               15.32%               10.32%               15.32%
PERIODS ENDED 5-31-98
  One Year...................        26.50%               33.92%               28.92%               33.92%
  Three Years................        27.03%               29.44%               28.64%               29.44%
  Five Years.................        18.39%               19.74%               19.55%               19.74%
  Ten Years..................        16.48%               17.13%               17.13%               17.13%


                               PREDECESSOR TO THE
                                  TAX MANAGED
                                  EQUITY FUND
                                  I SHARES(5)
                               ------------------
PERIOD ENDED 5-31-98
  Six Months.................        15.32%
PERIODS ENDED 5-31-98
  One Year...................        33.92%
  Three Years................        29.44%
  Five Years.................        19.74%
  Ten Years..................        17.13%


------------


(1) The predecessor common trust fund is the Equity Fund #2. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.29% of assets and assuming the maximum front-end sales charge of 5.50%.

(2) The predecessor common trust fund is the Equity Fund #2. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.29% of assets and assuming full waiver of the maximum front-end sales charge.



(3) The predecessor common trust fund is the Equity Fund #2. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.98% of assets and assuming the maximum contingent deferred sales charge.



(4) The predecessor common trust fund is the Equity Fund #2. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.98% of assets and assuming a full waiver of the maximum contingent deferred sales charge.



(5) The predecessor common trust fund is the Equity Fund #2. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.04% of assets. Institutional shares are sold without a sales charge.


                               PRICING OF SHARES

     For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").

     Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

     With respect to each Fund, investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of each Fund will fluctuate as the value of its portfolio changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.



     The Distributor, Adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of any of the funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


PURCHASE OF A SHARES AND B SHARES



     A shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between A shares and B shares of the Funds, investors should read "Characteristics of A Shares and B Shares" and "Factors to Consider When Selecting A Shares or B Shares" below.



     A shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase A or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing A shares or B shares.



     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his or her agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-8289).


     Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


     The minimum investment is $500 for the initial purchase of A shares or B shares in a Fund; there is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. The Trust will not accept third-party checks under any circumstance. Investments made in A shares or B shares through the Planned Investment Program ("PIP"), a savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information." Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.



     Under a PIP, Investors may add to their investment in A shares or B shares of a Fund, in a consistent manner each month or quarter, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional A shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling A shares or B shares of the Funds, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.


     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.


SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The Public Offering Price for A shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund.



     The sales charge for the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, and Core Equity Funds is assessed as follows:



                           TOTAL SALES CHARGE
                       --------------------------
                         AS A %         AS A %          DEALERS'
                       OF OFFERING      OF NET        REALLOWANCE
      AMOUNT OF         PRICE PER     ASSET VALUE      AS A % OF
     TRANSACTION          SHARE        PER SHARE     OFFERING PRICE
---------------------  -----------    -----------    --------------
Less than $25,000....         5.50           5.80              5.25
$25,000 but less than
  $50,000............         5.25           5.50              5.00
$50,000 but less than
  $100,000...........         4.75           5.00              4.50
$100,000 but less
  than $250,000......         3.75           3.90              3.50
$250,000 but less
  than $500,000......         3.00           3.10              2.75
$500,000 but
  less than
  $1,000,000.........         2.00           2.00              1.75
$1,000,000 or more...         0.00           0.00              0.00



     The sales charge for the Equity Index Fund is assessed as follows:



                         AS A %         AS A %          DEALERS'
                       OF OFFERING      OF NET        REALLOWANCE
      AMOUNT OF         PRICE PER     ASSET VALUE      AS A % OF
     TRANSACTION          SHARE        PER SHARE     OFFERING PRICE
---------------------  -----------    -----------    --------------
Less than $100,000...         3.75           3.90              3.50
$100,000 but less
  than $250,000......         2.75           2.83              2.50
$250,000 but less
  than $500,000......         2.00           2.04              1.75
$500,000 but
  less than
  $1,000,000.........         1.25           1.27              1.00
$1,000,000 or more...         0.00           0.00              0.00

     The sales charge for the Tax Managed Equity Fund is assessed as follows:



                         AS A %         AS A %          DEALERS'
                       OF OFFERING      OF NET        REALLOWANCE
      AMOUNT OF         PRICE PER     ASSET VALUE      AS A % OF
     TRANSACTION          SHARE        PER SHARE     OFFERING PRICE
---------------------  -----------    -----------    --------------
Less than $25,000....         5.50           5.80              5.25
$25,000 but less than
  $50,000............         5.25           5.50              5.00
$50,000 but less than
  $100,000...........         4.75           5.00              4.50
$100,000 but less
  than $250,000......         3.75           3.90              3.50
$250,000 but less
  than $500,000......         3.00           3.10              2.75
$500,000 but
  less than
  $1,000,000.........         2.00           2.00              1.75
$1,000,000 or more...         0.00           0.00              0.00



     With respect to each of the above mentioned Funds, a 1% sales charge will be assessed against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more.



     With respect to purchases of $1,000,000 or more of a Fund, the Adviser may pay from its own funds a fee of 1.00% of the amount invested to the financial institution placing the purchase order.


     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.


     No sales charge will be assessed on purchases of A shares made by:


     (a) trustees and officers of the Trust;

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates;

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above;

     (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation;

     (e) investors purchasing Fund shares through a payroll deduction plan;

     (f) investors investing in the Armada Plus account through National City's Retirement Plan Services; and

     (g) investors purchasing fund shares through "one-stop" mutual fund networks.


CONCURRENT PURCHASES



     For purposes of qualifying for a lower sales charge, Investors have the privilege of combining "concurrent purchases" of A shares of one or more of the investment funds of the Trust that are sold with a sales charge (each a "load fund"). The Investor's "concurrent purchases" described above shall include the combined purchases of the Investor, the Investor's spouse and children under the age of 21 and the Investor's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The applicable sales charge may be reduced on purchases of A shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND(3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.


  Right of Accumulation


     Investors may use their aggregate investments in A shares in determining the applicable sales charge. An Investor's aggregate investment in A shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:


     (a) current purchases


     (b) A shares that are already beneficially owned by the Investor for which a sales charge has been paid



     (c) A shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990



     (d) A shares purchased by dividends or capital gains that are reinvested



     If, for example, an Investor beneficially owns A shares of a Fund with an aggregate current value of $90,000 and subsequently purchases A shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 3.75% of the Public Offering Price.


  Letter of Intent


     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND(3863). If an Investor so elects, the 13 month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold A shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.


     Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13 month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES


     B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of A shares.


     The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

     The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


     The contingent deferred sales charge for the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, and Tax Managed Equity Funds is assessed as follows:



                                   CONTINGENT DEFERRED
                                   SALES CHARGE (AS A
       NUMBER OF YEARS         PERCENTAGE OF DOLLAR AMOUNT
   ELAPSED SINCE PURCHASE        SUBJECT TO THE CHARGE)
-----------------------------  ---------------------------
Less than one................              5.0%
More than one, but less than
  two........................              5.0%
More than two, but less than
  three......................              4.0%
More than three, but less
  than four..................              3.0%
More than four, but less than
five.........................              2.0%
After five years.............             None
After eight years............                *


------------

* Conversion to A shares.



     When an Investor redeems his or her B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.



     For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.


  Exemptions From Contingent Deferred Sales Charge

     The following types of redemptions qualify for an exemption from the contingent deferred sales charge:


     (a) exchanges described under "Exchange Privilege Applicable to A Shares and B Shares" below


     (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to

Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

     (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

     (d) redemptions in connection with the death or disability of a shareholder

     (e) redemptions by a settlor of a living trust

     (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.


CHARACTERISTICS OF A SHARES AND B SHARES



     The primary difference between A shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both A shares and B shares are the same.



     A shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. A and I shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its A and I shares.



     B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within five years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on A shares, will cause B shares to have a higher expense ratio and pay lower dividends than A shares.



     B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to A shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to A shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of A shares as he or she had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by A shares.



     B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to A shares of the Fund on the same date.



FACTORS TO CONSIDER WHEN SELECTING A SHARES OR B SHARES



     Before purchasing Shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of A shares. In this regard, to the extent that the sales charge for A shares is waived or reduced by one of the methods described above, investments in A shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.

     Although A shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of A shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.



     As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this five-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the A shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to A shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of A shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to A shares as described above at the end of such eight-year period.



PURCHASE OF I SHARES



     I shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions, and registered investment advisers and financial planners affiliated with National City Corporation ("Financial Advisers") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). I shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or Financial Advisers may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his or her investment in a Fund.



     It is the responsibility of the Banks, NAM and Financial Advisers to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. I shares will normally be held of record by the Banks, NAM or Financial Advisers. Confirmations of share purchases and redemptions will be sent to the Banks and, NAM Financial Advisers. Beneficial ownership of I shares will be recorded by the Banks, NAM or Financial Advisers and reflected in the account statements provided by them to their Customers.


     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any business day are priced according to the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.


REDEMPTION OF A SHARES AND B SHARES



     Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his or her financial institution.



REDEMPTION OF I SHARES



     Customers may redeem all or part of their I shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or Financial Advisers. It is the responsibility of the Banks, NAM or Financial Advisers to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks, NAM or Financial Advisers may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or Financial Advisers.



     If a Customer has agreed with a particular Bank, NAM or Financial Adviser to maintain a minimum balance in his or her account and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his or her I shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.


WRITTEN REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above.

Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming A shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).


OTHER REDEMPTION INFORMATION


     WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING A SHARES OR B SHARES. In the event a redeeming shareholder owns both A shares and B shares in a Fund, the A shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions (including exchanges as described below) where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.



     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.



     The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Additional Purchase and Redemption Information" in the Statement of Additional Information.


     Payment to Shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.


EXCHANGE PRIVILEGE APPLICABLE TO A SHARES AND B SHARES



     Subject to the conditions described below, the Trust offers an exchange program whereby Investors who have paid a front-end sales charge to purchase A shares of one or more of the Funds or other investment funds offered by the Trust or Parkstone which are sold with a front-end sales charge (each a "load Fund") may exchange those A shares for A shares of another load Fund, or another investment fund offered by the Trust or Parkstone without the imposition of a front-end sales charge (each a "no load Fund"), at the net asset value per share on the date of exchange. However, if a shareholder paid a sales charge on the previously exchanged A shares that is less than the sales charge applicable to the A shares sought to be acquired through the exchange, he or she must pay a sales charge on the exchange equal to such difference. Shareholders may also exchange A shares of a no load Fund for A shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange A shares for A shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging A shares of a no load Fund which were received in a previous exchange transaction involving A shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the A shares of a load Fund except to the extent of any difference in the applicable sales loads. Shareholders must notify the Trust that a sales charge was previously paid.



     Shareholders who have purchased B shares of one or more of the Funds or another investment fund offered by the Trust or Parkstone (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.



     No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863). A Parkstone Prospectus may be obtained by calling (800) 451-8377.



     Any A shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original A shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his or her financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent.



     The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. Management of the Trust reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for the Systematic Exchange Program described below, as of the date of this Prospectus, an Investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO A SHARES AND B SHARES



     Shares of a Fund may also be purchased through automatic monthly or quarterly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly or quarterly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.



     The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the Planned Investment Program described previously in this Prospectus. Because purchases of A shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in indicating an intent to purchase A shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND(3863).


                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan for A and I Share Classes ("A and I Shares Plan") and a separate B Shares Distribution and Servicing Plan ("B Shares Plan"). Under the A and I Shares Plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services related to the A and I shares of each of the Trust's investment funds and in preparing and distributing such shares' prospectus. In the case of each Fund, such reimbursement shall not exceed .10% per annum of the average aggregate net assets of its A and I shares. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the A and I Shares Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.


     Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.


     Under the Shareholder Services Plan relating to each Fund's A shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of A or B shares in consideration for the payment of up to
 .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing A or B shares may receive different compensation with respect to those shares than with respect to I shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in A or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to A or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of A or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS


     Dividends from the net investment income of the Small Cap Value, Small Cap Growth and International Equity Funds are declared and paid annually; dividends from the net investment income of the Equity Growth, Equity Income, Core Equity, Equity Index and Tax Managed Equity Funds are declared and paid quarterly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset value per share by the per share amount thereof.


     Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the ex-dividend date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

                                     TAXES

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Funds will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.


     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.


     A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.


INVESTMENT ADVISER



     IMC serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). On June 30, 1998, IMC had approximately $18.73 billion in assets under management. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, the Adviser has agreed to manage the Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain records relating to such purchases and sales.



- Lawrence E. Baumgartner, CFA, is the person primarily responsible for the day to day management of the Small Cap Value Fund. Mr. Baumgartner, employed by National City Bank as President of Broad Street Asset Management Co. since July 1994, had been managing assets for The State Teachers Retirement System of Ohio since 1987 and has been the Manager of the Small Cap Value Fund since its inception.

- The Equity Growth Team of IMC makes the investment decisions for the Equity Growth and Tax Managed Equity Funds. No individual person is responsible for making recommendations to the Equity Growth Team.



- The Equity Income and Equity Index Funds are managed by the Equity Value Team of IMC. No single person is responsible for making recommendations to the Equity Value Team.



- The International Equity Fund is managed by the International Equity Team of IMC. No single person is responsible for making recommendations to the International Equity Team.



     For the services provided and expenses assumed pursuant to the Advisory Agreements relating to Funds, the Adviser is entitled to receive an advisory fee, computed daily and payable monthly at the following annual rates: the Equity Growth, Equity Income, Core Equity, Equity Index and Tax Managed Equity Funds pay advisory fees at the annual rate of .75% of each Fund's average net assets; the Small Cap Value and Small Cap Growth Funds pay advisory fees at the annual rate of 1.00% of each Fund's average net assets; and the International Equity Fund pays advisory fees at the annual rate of 1.15%. Shareholders should note that these fees are higher than those payable by other investment companies. However, the Trust believes that the fees are within the range of fees payable by investment funds with comparable investment objectives and policies. The Adviser may from time to time waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.



SUB-ADVISER



     NAM serves as sub-adviser to the Core Equity Fund under a sub-advisory agreement (the "Sub-Advisory Agreement") with IMC as the investment adviser. NAM is a registered investment adviser providing investment advisory and related services. As of June 30, 1998, NAM managed over $9.1 billion for a diverse group of clients. NAM's principal offices are located at 101 South Fifth Street, Louisville, KY 40202.



     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the Adviser and of the Trust's Board of Trustees and in accordance with the Core Equity Fund's investment policies, the Sub-adviser has agreed to assist the Adviser in providing a continuous investment program for the Core Equity Fund and in determining investments for the Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the Sub-adviser is entitled to a Sub-advisory fee, payable by the Adviser, computed daily and payable monthly, at the annual rate of .32% of the average daily net assets of the Fund.



     The Core Equity Fund is managed by the Investment Management Group of NAM. The Investment Management Group makes the investment decisions for the Core Equity Fund. No individual person is primarily responsible for making recommendations to the Investment Management Group.



YEAR 2000 RISKS



     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.



ADMINISTRATOR AND SUB-ADMINISTRATOR



     SEI Fund Resources (the "Administrator"), located at One Freedom Valley Drive, Oaks, Penn-sylvania 19456, serves as the administrator to the Funds. SEI Fund Resources is an indirect, wholly-owned subsidiary of SEI Investments Company ("SEI").



     Under its Administration Agreement with the Trust relating to the Funds, SEI provides the Funds with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent of the Funds. SEI is entitled to receive with respect to the Funds an administrative fee, computed daily and paid monthly, at the annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $18 billion, and .06% of the aggregate average daily net assets over $18 billion, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.



     IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and
 .015% of the aggregate average daily net assets over $15 billion.


                    DESCRIPTION OF THE TRUST AND ITS SHARES


     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue the separate classes or series of shares of beneficial interest ("shares") mentioned below. Twenty-three of these classes or series, which represent interests in the Equity Growth Fund (Class H, Class H -- Special Series 1 and Class H -- Special Series 2), Equity Income Fund (Class M, Class M -- Special Series 1 and Class M -- Special Series
2), Small Cap Value Fund (Class N, Class N -- Special Series 1 and Class
N -- Special Series 2), International Equity Fund (Class U, Class U -- Special Series 1 and Class U -- Special Series 2), Core Equity Fund (Class W, Class
W -- Special Series 1 and Class W -- Special Series 2), Small Cap Growth Fund (Class X, Class X -- Special Series 1 and Class X -- Special Series 2), Equity Index Fund (Class V and Class V -- Special Series 1) and Tax Managed Equity Fund (Class Z, Class Z -- Special Series 1 and Class Z -- Special Series 2) are described in this Prospectus. Class H, Class M, Class N, Class U, Class V, Class W, Class X and Class Z shares constitute the I class or series of shares; Class H -- Special Series 1, Class M -- Special Series 1, Class N -- Special Series 1, Class U -- Special Series 1, Class V -- Special Series 1 shares, Class
W -- Special Series 1, Class X -- Special Series 1 shares and Class Z -- Special Series 1 shares constitute the A class or series of shares; and Class
H -- Special Series 2, Class M -- Special Series 2, Class N -- Special Series 2, Class U -- Special Series 2, Class W -- Special Series 2, Class X -- Special Series 2 and Class Z -- Special Series 2 shares constitute the B class or series of shares. The other Funds of the Trust are:


      Money Market Fund
      (Class A, Class A -- Special Series 1 and Class A -- Special Series 2)

      Government Money Market Fund
      (Class B and Class B -- Special Series 1)

      Treasury Money Market Fund
      (Class C and Class C -- Special Series 1)

      Tax Exempt Money Market Fund
      (Class D, Class D -- Special Series 1 and Class D -- Special Series 2)


      Ohio Municipal Money Market Fund


      (Class BB and Class BB -- Special Series 1)

      Intermediate Bond Fund
      (Class I, Class I -- Special Series 1 and Class I -- Special Series 2)

      Ohio Tax Exempt Fund
      (Class K, Class K -- Special Series 1 and Class K -- Special Series 2)

      National Tax Exempt Fund

      (Class L and Class L -- Special Series 1 and Class L Special Series 2)


      Enhanced Income Fund
      (Class O, Class O -- Special Series 1 and Class O -- Special Series 2)

      Total Return Advantage Fund
      (Class P, Class P -- Special Series 1 and Class P Special Series 2)

      Pennsylvania Tax Exempt
      Money Market Fund
      (Class Q and Class Q -- Special Series 1)

      Bond Fund
      (Class R, Class R -- Special Series 1 and Class R -- Special Series 2)

      GNMA Fund
      (Class S, Class S -- Special Series 1 and Class S -- Special Series 2)

      Pennsylvania Municipal Fund
      (Class T, Class T -- Special Series 1 and Class T -- Special Series 2)

      Real Return Advantage Fund
      (Class Y and Class Y -- Special Series 1)


      Balanced Allocation Fund


      (Class AA, Class AA -- Special Series 1 and Class AA -- Special Series 2)


     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of A shares or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.



     As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.


     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


     As of September 3, 1998, IMC's bank affiliates held beneficially or of record approximately 94.60%, 96.16%, 97.68%, 91.88%, 99.66%, 96.17%, 100% and
96.31% of the outstanding I shares of the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Equity Index and Tax Managed Equity Funds, respectively. Neither IMC nor its affiliates have any economic interest in such shares which are held solely for the benefit of their customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.


                          CUSTODIAN AND TRANSFER AGENT


     National City Bank, an affiliate of IMC, serves as the custodian of the Trust's assets. With respect to each Fund, the Trust pays National City Bank an annual custody fee, calculated daily and paid monthly, of .02% of each Fund's first $100 million of average daily net assets, .01% of each Fund's next $650 million of average daily net assets and .008% of the average daily net assets of each Fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. The Trust reimburses the custodian for its out-of-pocket expenses including, but not limited to, postage, telephone, telex, interest claim fee ($50.00 per claim), transfer and registration fees, federal express charges, Federal Reserve and wire fees, as well as its out-of-pocket costs in providing any foreign custody services and/or precious metal custody services. The transaction charges are a bundled fee which will not exceed .25% of the total monthly asset based fee payable by the Trust.


     State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES


     Except as noted below, the Adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.


                                 MISCELLANEOUS


     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.



     Pursuant to Rule 17f-2, since National City Bank serves the Trust as its custodian and is affiliated with IMC, the Trust's investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

LOGO   ARMADA FUNDS

 BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:

Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,

     National City Corporation

Chairman, President and Chief Executive

     Officer, NatCity Investments, Inc.


LEIGH CARTER

Retired President and Chief Operating


     Officer, B.F. Goodrich Company

Director:

Kirtland Capital Corporation

Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,

     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean

     Carol Martin Gatton College of Business

     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

                                  ARMADA FUNDS


                               INVESTMENT ADVISER



                            AN AFFILIATE OF NATIONAL

                                CITY CORPORATION

--------------------------------------------------------------------------------

                  National City Investment Management Company

                             1900 East Ninth Street
                             Cleveland, Ohio 44114

                              CROSS REFERENCE SHEET
                              ---------------------

                              Ohio Tax Exempt Fund
                           Pennsylvania Municipal Fund
                            National Tax Exempt Fund


Form N-1A Part A Item                             Prospectus Caption
---------------------                             ------------------


1.  Cover Page................................    Cover Page

2.  Synopsis..................................    Expense Table

3.  Condensed Financial
    Information...............................    Financial Highlights; Yield
                                                  and Performance Information

4.  General Description of
    Registrant................................    Risk Factors, Investment
                                                  Objectives and Policies;
                                                  Investment Limitations;
                                                  Description of the Trust and Its
                                                  Shares

5.  Management of the Trust...................    Management of the Trust; Custodian
                                                  and Transfer Agent

6.  Capital Stock and Other
    Securities................................    How to Purchase and Redeem Shares;
                                                  Dividends and Distributions;
                                                  Taxes; Description of the Trust
                                                  and Its Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered.............................    Pricing of Shares; How to Purchase
                                                  and Redeem Shares; Distribution
                                                  Agreement

8.  Redemption Repurchase.....................    How to Purchase and Redeem Shares

9.  Pending Legal Proceedings.................    Inapplicable

                                  ARMADA FUNDS

                             ----------------------
                                   PROSPECTUS
                             ----------------------


                               SEPTEMBER 18, 1998


                          ARMADA OHIO TAX EXEMPT FUND
                       ARMADA PENNSYLVANIA MUNICIPAL FUND
                        ARMADA NATIONAL TAX EXEMPT FUND

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
Introduction................................................   2
Expense Table...............................................   3
Financial Highlights........................................   5
Investment Objectives and Policies..........................   8
Investment Limitations......................................  13
Yield and Performance Information...........................  14
Pricing of Shares...........................................  16
How to Purchase and Redeem Shares...........................  17
Distribution and Servicing Arrangements.....................  26
Dividends and Distributions.................................  27
Taxes.......................................................  27
Management of the Trust.....................................  29
Description of the Trust and Its Shares.....................  30
Custodian and Transfer Agent................................  32
Expenses....................................................  32
Miscellaneous...............................................  33



- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.

- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


National City Investment Management Company serves as investment advisers to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------


One Freedom Valley Drive Oaks,                If you purchased your shares through NatCity Investments,
Pennsylvania 19456                            Inc. or any other broker-dealer, please call your Financial
                                              Consultant for information.
                                              For current performance, fund information, account
                                              redemption information, and to purchase shares, please call
                                              1-800-622-FUND(3863).



     This Prospectus describes shares in the following three investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:


     OHIO TAX EXEMPT FUND'S investment objective is to provide as high a level of interest income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital.

     PENNSYLVANIA MUNICIPAL FUND'S investment objective is to provide current income exempt from both regular federal income and Pennsylvania personal income taxes while preserving capital.


     NATIONAL TAX EXEMPT FUND'S investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal.



     The Ohio Tax Exempt and Pennsylvania Municipal Funds normally invest in tax-exempt obligations having average remaining maturities of two to ten years. The National Tax Exempt Fund invests in tax-exempt obligations having average remaining maturities of 20 years or less.


     Each Fund's net asset value per share will fluctuate as the value of its assets changes in response to changing market prices and other factors.


     National City Investment Management Company ("IMC" or the "adviser") serves as investment adviser to the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds.


     SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               September 18, 1998

                                  INTRODUCTION


     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." The Ohio Tax Exempt and Pennsylvania Municipal Funds are classified as non-diversified investment funds and the National Tax Exempt Fund is classified as a diversified investment fund under the 1940 Act.



     Shares of each Fund have been classified into three separate classes -- A shares (formerly, Retail shares), B shares and I shares (formerly, Institutional shares). ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED IN THE OHIO TAX EXEMPT AND PENNSYLVANIA MUNICIPAL FUNDS, THEY MAY BE OFFERED IN THE FUTURE. A shares, B shares and I shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, A shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers. A shares are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                 EXPENSE TABLE

                                             OHIO          OHIO          OHIO      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          TAX EXEMPT    TAX EXEMPT    TAX EXEMPT    MUNICIPAL      MUNICIPAL      MUNICIPAL
                                          A SHARES(1)   B SHARES(1)    I SHARES    A SHARES(1)    B SHARES(1)      I SHARES
                                          -----------   -----------   ----------   ------------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)........................      3.0%         None          None           3.0%          None           None
  Sales Charge Imposed on Reinvested
    Dividends...........................     None          None          None          None           None           None
  Deferred Sales Charge(3)..............     None          5.00%         None          None           5.00%          None
  Redemption Fee........................     None          None          None          None           None           None
  Exchange Fee..........................     None          None          None          None           None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
  Management Fees (after fee
    waivers)(4).........................        0%            0%            0%          .20%           .20%           .20%
  12b-1 Fees(5).........................      .04%          .75%          .04%            0%           .75%             0%
  Other Expenses........................      .30%          .30%          .20%          .38%           .38%           .28%
                                             ----          ----          ----          ----           ----           ----
        TOTAL FUND OPERATING EXPENSES
          (after fee waivers)(4)........      .34%         1.05%          .24%          .58%          1.33%           .48%
                                             ====          ====          ====          ====           ====           ====

                                           NATIONAL      NATIONAL      NATIONAL
                                          TAX EXEMPT    TAX EXEMPT    TAX EXEMPT
                                          A SHARES(1)   B SHARES(1)    I SHARES
                                          -----------   -----------   ----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases(2)........................     4.75%         None          None
  Sales Charge Imposed on Reinvested
    Dividends...........................     None          None          None
  Deferred Sales Charge(3)..............     None          5.00%         None
  Redemption Fee........................     None          None          None
  Exchange Fee..........................     None          None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
  Management Fees (after fee
    waivers)(4).........................        0%            0%            0%
  12b-1 Fees(5).........................      .04%          .75%          .04%
  Other Expenses........................      .53%          .53%          .28%
                                             ----          ----          ----
        TOTAL FUND OPERATING EXPENSES
          (after fee waivers)(4)........      .57%         1.28%          .32%
                                             ====          ====          ====


---------------
ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED IN THESE FUNDS, THEY MAY BE OFFERED IN THE FUTURE.


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to A shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own A shares or B shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. For further information concerning these plans, see "Distribution and Servicing Arrangements."



(2) A reduced sales charge may be available. A contingent deferred sales charge of 1% may be imposed on certain redemptions of A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of Retail Shares."



(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases in subsequent years. For more information see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(4) The expense information in the table relating to the Funds has been restated to reflect current fees. For the current fiscal year, the adviser intends to voluntarily waive all of its fee of .55% of each of the Ohio Tax Exempt Fund's and National Tax Exempt Fund's average daily net assets and fees amounting to .35% of the Pennsylvania Municipal Fund's average daily net assets (the adviser is entitled to receive an advisory fee at the annual rate of .55% of the average daily net assets of the Pennsylvania Municipal Fund pursuant to the Advisory Agreement with the Trust. Without such fee waivers, the Total Operating Expenses for the A, B and I shares of the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds would be:
    .89%, 1.60% and .79%; .93%, 1.68% and .83%; and 1.12%, 1.83% and .87%,
    respectively.



(5) The Funds have in effect a 12b-1 Plan for the A and I classes of shares pursuant to which each Fund's A and I shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payment under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

     For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:


                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Ohio Tax Exempt Fund A shares(1)...........................   $33        $41        $49        $ 72
Ohio Tax Exempt Fund A shares(2)...........................   $13        $11        $19        $ 43
Ohio Tax Exempt Fund B shares(3)...........................   $61        $73        $78        $108(4)
Ohio Tax Exempt Fund B shares(5)...........................   $11        $33        $58        $128
Ohio Tax Exempt Fund I shares..............................   $ 2        $ 8        $14        $ 31
Pennsylvania Municipal Fund A shares(1)....................   $36        $48        $61        $100
Pennsylvania Municipal Fund A shares(2)....................   $16        $19        $32        $ 73
Pennsylvania Municipal Fund B shares(3)....................   $64        $82        $93        $140(4)
Pennsylvania Tax Exempt Fund B shares(5)...................   $14        $42        $73        $160
Pennsylvania Municipal Fund I shares.......................   $ 5        $15        $27        $ 60
National Tax Exempt Fund A shares(1).......................   $53        $65        N/A         N/A
National Tax Exempt Fund A shares(2).......................   $16        $18        N/A         N/A
National Tax Exempt Fund B shares(3).......................   $63        $81        N/A         N/A
National Tax Exempt Fund B shares(5).......................   $13        $41        N/A         N/A
National Tax Exempt Fund I shares..........................   $ 3        $10        N/A         N/A


---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.


(2) Assumes no front end sales charge but the maximum deferred sales charge at 1 year.



(3) Assumes deduction of maximum applicable contingent sales charge.



(4) Based on conversion of B shares to A shares after eight years.



(5) Assumes no redemption.


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS
             (For a Fund share outstanding throughout each period)

                              OHIO TAX EXEMPT FUND

    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose reports are incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Ohio Tax Exempt Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares" and "Retail shares" are renamed "A shares."


                                                              FOR THE YEAR ENDED MAY 31
                     -----------------------------------------------------------------------------------------------------------
                            1998                  1997                  1996                  1995                  1994
                     -------------------   -------------------   -------------------   -------------------   -------------------
                     I SHARES   A SHARES   I SHARES   A SHARES   I SHARES   A SHARES   I SHARES   A SHARES   I SHARES   A SHARES
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Period............     10.86     10.82    $ 10.70     $10.66    $ 10.74     $10.70    $ 10.57     $10.53    $ 10.84     $10.80
                     --------    ------    -------     ------    -------     ------    -------     ------    -------     ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net Investment
   Income..........      0.51      0.51       0.51       0.51       0.50       0.50       0.50       0.50       0.52       0.52
 Net Gains (Losses)
   on Securities
   (Realized and
   Unrealized).....      0.28      0.28       0.16       0.16      (0.04)     (0.04)      0.17       0.17      (0.26)     (0.26)
                     --------    ------    -------     ------    -------     ------    -------     ------    -------     ------
 Total from
   Investment
   Operations......      0.79      0.79       0.67       0.67       0.46       0.46       0.67       0.67       0.26       0.26
                     --------    ------    -------     ------    -------     ------    -------     ------    -------     ------
LESS DISTRIBUTIONS
 Dividends from Net
   Investment
   Income..........     (0.51)    (0.51)     (0.51)     (0.51)     (0.50)     (0.50)     (0.50)     (0.50)     (0.52)     (0.52)
 Dividends in
   Excess of Net
   Investment
   Income..........     (0.01)    (0.01)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)
 Dividends in
   Excess of Net
   Realized Capital
   Gains...........     (0.00)    (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.00)     (0.01)     (0.01)
                     --------    ------    -------     ------    -------     ------    -------     ------    -------     ------
 Total
   Distributions...     (0.52)    (0.52)     (0.51)     (0.51)     (0.50)     (0.50)     (0.50)     (0.50)     (0.53)     (0.53)
                     --------    ------    -------     ------    -------     ------    -------     ------    -------     ------
Net Asset Value,
 End of Period.....  $  11.13    $11.09    $ 10.86     $10.82    $ 10.70     $10.66    $ 10.74     $10.70    $ 10.57     $10.53
                     ========    ======    =======     ======    =======     ======    =======     ======    =======     ======
TOTAL RETURN.......      7.43%     7.39%(4)   6.37%      6.38%(4)   4.36%      4.35%(4)   6.61%      6.64%(4)   2.28%      2.29%(4)
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
   Period (000s)...  $165,395    $4,037    $91,366     $3,535    $82,886     $2,869    $71,996     $3,168    $63,133     $2,725
 Ratio of Expenses
   to Average Net
   Assets (after
   fee waivers)....      0.25%(5)  0.25%(6)   0.24%(5)   0.24%(6)   0.26%(5)   0.26%(6)   0.24%(5)   0.24%(6)   0.33%(5)   0.33%(6)
 Ratio of Net
   Investment
   Income to
   Average Net
   Assets (after
   fee waivers)....      4.67%(5)  4.59%(6)   4.71%(5)   4.71%(6)   4.68%(5)   4.68%(6)   4.82%(5)   4.82%(6)   4.54%(5)   4.54%(6)
 Portfolio Turnover
   Rate............        15%       15%        23%        23%        10%        10%         3%         3%         2%         2%

                                         FOR THE YEAR ENDED MAY 31
                     -------------------------------------------------------------------
                            1993                    1992             1991        1990(1)
                     -------------------   ----------------------   --------    --------
                     I SHARES   A SHARES   I SHARES   A SHARES(2)
                     --------   --------   --------   -----------
Net Asset Value,
 Beginning of
 Period............  $ 10.33     $10.30    $ 10.14      $10.14       $ 9.93      $10.00
                     -------     ------    -------      ------       ------      ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net Investment
   Income..........     0.51       0.51       0.19        0.46         0.50        0.13
 Net Gains (Losses)
   on Securities
   (Realized and
   Unrealized).....     0.56       0.54       0.15        0.16         0.22       (0.11)
                     -------     ------    -------      ------       ------      ------
 Total from
   Investment
   Operations......     1.07       1.05       0.34        0.62         0.72        0.02
                     -------     ------    -------      ------       ------      ------
LESS DISTRIBUTIONS
 Dividends from Net
   Investment
   Income..........    (0.51)     (0.51)     (0.15)      (0.46)       (0.50)      (0.09)
 Dividends in
   Excess of Net
   Investment
   Income..........    (0.05)     (0.04)     (0.00)      (0.00)       (0.01)      (0.00)
 Dividends in
   Excess of Net
   Realized Capital
   Gains...........    (0.00)     (0.00)     (0.00)      (0.00)       (0.00)      (0.00)
                     -------     ------    -------      ------       ------      ------
 Total
   Distributions...    (0.56)     (0.55)     (0.15)      (0.46)       (0.51)      (0.09)
                     -------     ------    -------      ------       ------      ------
Net Asset Value,
 End of Period.....  $ 10.84     $10.80    $ 10.33      $10.30       $10.14      $ 9.93
                     =======     ======    =======      ======       ======      ======
TOTAL RETURN.......    10.36%     10.27%(4)   8.23%       6.22%(3,4)   7.40%       0.50%(3)
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
   Period (000s)...  $40,080     $1,466    $10,453      $  437       $  246      $  582
 Ratio of Expenses
   to Average Net
   Assets (after
   fee waivers)....     0.09%(5)   0.09%(6)   0.73%(5)    0.93%(3,6)() 1.25%(5)    1.20%(3,5)
 Ratio of Net
   Investment
   Income to
   Average Net
   Assets (after
   fee waivers)....     5.00%(5)   5.00%(6)   4.56%(5)    4.49%(3,6)   4.89%(5)    3.82%(3,5)
 Portfolio Turnover
   Rate............       11%        11%         1%          1%          25%          0%


---------------

(1) The Fund commenced operations on January 5, 1990.


(2) A class commenced operations on April 15, 1991.


(3) Annualized.

(4) Total Return excludes sales charge.


(5) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the I class for the year ended May 31, 1998 and 1997 would have been .80% and 4.12%, and .79% and 4.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the I class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11%, and .80% and 4.26%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the I class for the years ended May 31, 1994, 1993, 1992, 1991 and for the period ended 1990 would have been .88% and 3.99%, .64% and 4.45%, 1.28% and 4.01%, 1.80% and 4.34% and 1.75%
    and 3.72%, respectively.



(6) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the A class for the year ended May 31, 1998 and 1997 would have been .80% and 4.04%, and .79% and 4.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the A class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11% and .78% and 4.27%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the A class for the years ended May 31, 1994, 1993 and for the period ended May 31, 1992 would have been .88% and 3.99%, .64% and 4.45%, and 1.48% and 3.94%, respectively.

                              FINANCIAL HIGHLIGHTS
             (For a Fund share outstanding throughout each period)

                          PENNSYLVANIA MUNICIPAL FUND


    The Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor Pennsylvania Municipal Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pennsylvania Municipal Fund offered and sold Retail shares that were similar to the Fund's A shares.



    The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Retail shares (the series that is similar to the A shares of the Pennsylvania Municipal Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Pennsylvania Municipal Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Pennsylvania Municipal Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by PricewaterhouseCoopers LLP, independent accountants for the Predecessor Fund, whose reports thereon are contained in Inventor Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Municipal Fund. Additional information about the performance of the Predecessor Pennsylvania Municipal Fund is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.



    The information presented below relating to the fiscal years ended May 31, 1998 and May 31, 1997 has been derived from financial statements audited by Ernst & Young LLP, independent auditors for the Pennsylvania Municipal Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. As of the date of this Prospectus, "Institutional shares" are renamed "I shares," and "Retail shares" are renamed "A shares."


                                           FOR THE                FOR THE
                                         YEAR ENDED              YEAR ENDED
                                        MAY 31, 1998          MAY 31, 1997(5)           FOR THE            FOR THE
                                     -------------------   ----------------------    PERIOD ENDED        YEAR ENDED
                                     I SHARES   A SHARES   I SHARES   A SHARES(6)   MAY 31, 1996(5)   APRIL 30, 1996(5)
                                     --------   --------   --------   -----------   ---------------   -----------------
Net Asset Value, Beginning of
  Period...........................  $ 10.22     $10.22    $ 10.08      $10.13          $ 10.12            $ 10.04
                                     -------     ------    -------      ------          -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............     0.46       0.45       0.44        0.31             0.04               0.43
  Net gain/(loss) on Securities
    (realized and unrealized)......     0.24       0.24       0.17        0.12            (0.04)              0.08
                                     -------     ------    -------      ------          -------            -------
        Total from Investment
          Operations...............     0.70       0.69       0.61        0.43            (0.00)              0.51
                                     -------     ------    -------      ------          -------            -------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income.........................    (0.46)     (0.45)     (0.44)      (0.31)           (0.04)             (0.43)
  Dividends from Net Realized
    Capital Gains..................    (0.00)     (0.00)     (0.02)      (0.02)           (0.00)             (0.00)
  Dividends in Excess of Net
    Realized Capital Gains.........    (0.01)     (0.01)     (0.01)      (0.01)           (0.00)             (0.00)
                                     -------     ------    -------      ------          -------            -------
        Total Distributions........    (0.47)     (0.46)     (0.47)      (0.34)           (0.04)             (0.43)
                                     -------     ------    -------      ------          -------            -------
Net Asset Value, End of Period.....  $ 10.45     $10.45    $ 10.22      $10.22          $ 10.08            $ 10.12
                                     =======     ======    =======      ======          =======            =======
TOTAL RETURN.......................     6.95%      6.84%(7)   6.21%       6.13%(7)        (0.03)%(4,7)        5.06%(7)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000)..........................  $38,753     $  125    $36,769      $   81          $38,733            $38,809
  Ratio of Expenses To Average Net                 0.77%(2)
    Assets.........................     0.69%(1)               .87%(1)     .99%(2,3)        .85%(1,3)          .85%(1)
  Ratio of Net Investment Income to
    Average Net Assets.............     4.40%(1)   4.32%(2)   4.35%(1)    4.26%(2,3)       4.32%(1,3)         4.16%(1)
  Portfolio Turnover Rate..........       20%        20%        42%         42%               0%                22%


                                          FOR THE
                                       PERIOD ENDED
                                     APRIL 30, 1995(5)
                                     -----------------
Net Asset Value, Beginning of
  Period...........................       $ 10.00
                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............          0.29
  Net gain/(loss) on Securities
    (realized and unrealized)......          0.04
                                          -------
        Total from Investment
          Operations...............          0.33
                                          -------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income.........................         (0.29)
  Dividends from Net Realized
    Capital Gains..................         (0.00)
  Dividends in Excess of Net
    Realized Capital Gains.........         (0.00)
                                          -------
        Total Distributions........         (0.29)
                                          -------
Net Asset Value, End of Period.....       $ 10.04
                                          =======
TOTAL RETURN.......................          3.38%(4,7)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000)..........................       $34,638
  Ratio of Expenses To Average Net
    Assets.........................           .85%(1,3)
  Ratio of Net Investment Income to
    Average Net Assets.............          4.05%(1,3)
  Portfolio Turnover Rate..........             4%


---------------

(1) The operating expense ratio and net investment income ratio before fee waivers by the adviser and other service providers for the I shares class for the years ended May 31, 1998 and 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been .84% and 4.25%, 1.02% and 4.20%, 1.31% and 3.86%, 1.24%
    and 3.77%, and 1.36% and 3.54%, respectively.


(2) The operating expense ratio and net investment income ratio before fee waivers by the adviser for the A share class for the period ended May 31, 1998 and 1997 would have been .94% and 4.15% , and 1.00% and 4.25%, respectively.

(3) Annualized.
(4) Not Annualized.

(5) Activity for the period presented includes that of the Predecessor Pennsylvania Municipal Fund through September 6, 1996. The Predecessor A share Fund commenced operations on August 10, 1994. During 1996, the Predecessor Pennsylvania Municipal Fund changed its fiscal year-end from April 30 to May 31.


(6) A class commenced operations on September 11, 1996.

(7) Total Return excludes sales charge.

                              FINANCIAL HIGHLIGHTS


             (For a Fund Share Outstanding Throughout Each Period)



                            NATIONAL TAX EXEMPT FUND



     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose reports are incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the National Tax Exempt Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1. As of the date of this Prospectus, "Institutional shares" are renamed "I shares" and "Retail shares" are renamed "A shares."



                                                                FOR THE PERIOD
                                                              ENDED MAY 31, 1998
                                                               INSTITUTIONAL(2)
                                                              ------------------
Net asset value, beginning of period........................       $ 10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................          0.07
  Net gain on securities (realized and unrealized)..........          0.03
                                                                   -------
          Total from investment operations..................          0.10
                                                                   -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................         (0.07)
                                                                   -------
          Total distributions...............................         (0.07)
                                                                   =======
Net asset value, end of period..............................       $ 10.03
TOTAL RETURN................................................          7.03%(3)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................       $80,259
  Ratio of expenses to average net assets...................          0.33%(1)
  Ratio of net investment income to average net assets......          4.62%(1)
  Portfolio turnover rate...................................             0%


---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the I Shares class for the fiscal period ended May 31, 1998 would have been 0.87% and 4.08%, respectively.



(2) I class commenced operations on April 9, 1998.



(3) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.

OHIO TAX EXEMPT FUND

     The investment objective of the Ohio Tax Exempt Fund is to provide as high a level of interest income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities").


     Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). In addition, under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Taxes."


PENNSYLVANIA MUNICIPAL FUND


     The investment objective of the Pennsylvania Municipal Fund is to provide current income exempt from both regular federal income tax and Pennsylvania personal income tax while preserving capital. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").



     Under normal market conditions, the Fund will be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Taxes."



NATIONAL TAX EXEMPT FUND



     The investment objective of the National Tax Exempt Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities.

     Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").



ALL FUNDS



     Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Ohio Tax Exempt and Pennsylvania Municipal Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of two to ten years. The National Tax Exempt Fund anticipates that Municipal Securities it acquires will normally have average remaining maturities of 20 years or less.



     For temporary defensive or liquidity purposes when, in the opinion of the Funds' adviser, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Ohio Tax Exempt and Pennsylvania Municipal Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.



     All Funds may hold up to 100% of their assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.



     Each Fund may invest in other investments as described below under "Other Investment Policies" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.


SPECIAL RISK CONSIDERATIONS


  All Funds



     The Ohio Tax Exempt and Pennsylvania Municipal Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.



     Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt and National Tax Exempt Funds may invest up to 20% of their respective total assets in private activity bonds (described below) and taxable investments, (iii) the Pennsylvania Municipal Fund may invest up to 100% of its total assets in Pennsylvania private activity bonds and (iv) the National Tax Exempt Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.


  Ohio Tax Exempt Fund

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years, the State rates were below the national rates (4.6% versus 4.9% in 1997).



     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Municipal Securities held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Securities. A more detailed summary of the more significant conditions affecting the financial situation in Ohio is contained in the Statement of Additional Information.


  Pennsylvania Municipal Fund


     Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth of Pennsylvania or its municipalities, and could adversely affect the market value of the securities in the Fund or the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.


OTHER INVESTMENT POLICIES

  Types of Municipal Securities


     The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by the Funds are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved and/or of a provider of credit enhancement on the bonds. Private activity bonds are included in the term "Municipal Securities" with respect to the Ohio Tax Exempt and National Tax Exempt Funds only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."


     Each Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Funds may also purchase municipal leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

     Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

     The Funds may also invest in unsecured short-term promissory notes issued by municipalities and other entities.

  Ratings Criteria

     The Funds invest in Municipal Securities which at the time of purchase are rated the following or higher: "BBB" by S&P or Fitch, "Baa" by Moody's, or "A" by Duff in the case of bonds; "SP-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, or "MIG-2" ("VMIG-2" for variable rate demand notes) by Moody's in the case of notes; or "A-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, Baa or "Prime-2" by Moody's in the case of tax-exempt commercial paper.

     Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in the Appendix to the Statement of Additional Information.

  Stand-by Commitments


     Each Fund may acquire stand-by commitments with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Funds must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the adviser. Each Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


  Variable and Floating Rate Obligations

     Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit, guarantees or other forms of credit and/or liquidity enhancements issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any credit or liquidity enhancement will be rated high quality or, if unrated, will be determined to be of comparable quality by the Funds' adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Funds might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

  Certificates of Participation

     Each Fund may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which a Fund invests will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

     Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of their respective total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, each Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.

  Securities of Other Investment Companies


     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Funds may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Funds would bear, along with other shareholders, their pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.


  Illiquid Securities


     The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days, illiquid certificates of participation and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


     The Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Funds' adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


  Taxable Money Market Instruments

     Each Fund may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch, Duff, or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

  Zero Coupon Obligations

     Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The adviser will consider the liquidity needs of the Funds when any investment in zero coupon obligations is made.

  Repurchase Agreements


     The Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Fund may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the adviser pursuant to guidelines approved by the Trust's Board of Trustees. The Funds are not permitted to enter into repurchase agreements with the adviser, Distributor, or any of their affiliates.



     The seller under a repurchase agreement will be required to maintain the value of the securities which a Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.


                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     No Fund may:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

          (d) personal credit and business credit businesses will be considered separate industries.

     2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


     In addition, the National Tax Exempt Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


     For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.


     Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                       YIELD AND PERFORMANCE INFORMATION


     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its A shares, B shares and I shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income generated by an investment during a 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment. Each Fund's "tax-equivalent" yield for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to a Fund's tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal and Ohio or Pennsylvania income tax at stated tax rates. A Fund's tax-equivalent yield for a class of shares will always be higher than its yield.


     Each Fund calculates its total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. Each Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Investors may compare the performance of each class of shares of each Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.


     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on his or her investment in a Fund.



     Shareholders should note that the yields and total returns of A shares and B shares will be lower than those of the I shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the A shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."


     Further information about the performance of each Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain copies from the Trust free of charge by calling 1-800-622-FUND(3863).


     The National Tax Exempt Fund is the successor to a common trust fund previously managed by National City Bank, an affiliate of the adviser. All of the assets of this predecessor common trust fund were transferred to the Fund (as indicated below) on April 9, 1998. Set forth below are certain performance data for the predecessor fund which were calculated using the same method the Fund utilizes to calculate its average annual total returns with certain adjustments, as noted below. This performance information is deemed relevant because the predecessor common trust fund was managed using the same investment objective, policies and restrictions, and portfolio manager as those being used by the National Tax Exempt Fund. However, these performance data are not necessarily indicative of the future performance of the Fund. In addition, the predecessor fund was not subject to the diversification requirements and other restrictions of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"); if such requirements and restrictions had been applicable, they may have adversely affected performance.

                                  PREDECESSOR


                               COMMON TRUST FUND


                        AVERAGE ANNUAL TOTAL RETURNS FOR


                                VARIOUS PERIODS


                                  (UNAUDITED)


                                                                       PREDECESSOR TO THE
                           PREDECESSOR TO THE    PREDECESSOR TO THE       NATIONAL TAX       PREDECESSOR TO THE
                              NATIONAL TAX          NATIONAL TAX             EXEMPT             NATIONAL TAX
                                 EXEMPT                EXEMPT            FUND B SHARES             EXEMPT
                             FUND A SHARES         FUND A SHARES         (WITH MAXIMUM         FUND B SHARES
                               (ASSUMING            (ASSUMING NO         DEFERRED SALES      (WITHOUT DEFERRED
                           SALES CHARGES)(1)     SALES CHARGES)(2)        CHARGES)(3)        SALES CHARGES)(4)
                           ------------------    ------------------    ------------------    ------------------
Period Ended 5-31-98
  Six Months.............        -1.54%                 3.41%                 3.41%                 3.41%
Periods Ended 5-31-98
  One Year...............         1.60%                 6.65%                 7.69%                 7.69%
  Three Years............         1.93%                 3.59%                 4.15%                 4.15%
  Five Years.............         2.81%                 3.80%                 4.28%                 4.28%
  Ten Years..............         5.64%                 6.15%                 6.55%                 6.55%


                           PREDECESSOR TO THE
                              NATIONAL TAX
                              EXEMPT FUND
                              I SHARES(5)
                           ------------------
Period Ended 5-31-98
  Six Months.............         3.41%
Periods Ended 5-31-98
  One Year...............         7.69%
  Three Years............         4.15%
  Five Years.............         4.28%
  Ten Years..............         6.55%


------------

(1) The predecessor common trust fund is the Tax Exempt Fund. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.14% of assets and assuming the maximum front-end sales charge of 4.75%.


(2) The predecessor common trust fund is the Tax Exempt Fund. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.14% of assets and assuming full waiver of the maximum front-end sales charge.


(3) The predecessor common trust fund is the Tax Exempt Fund. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.83% of assets and assuming the maximum contingent deferred sales charge.


(4) The predecessor common trust fund is the Tax Exempt Fund. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of 1.83% of assets and assuming a full waiver of the maximum contingent deferred sales charge.


(5) The predecessor common trust fund is the Tax Exempt Fund. The above information is the average annual total return for the periods indicated assuming reinvestment of all net investment income after taking into account expenses of .87% of assets. Institutional shares are sold without a sales charge.


                               PRICING OF SHARES

     For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").

     Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

     With respect to each Fund, investments in securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares will fluctuate as the value of its investment portfolio changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


     The Distributor, adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the Funds and other investment funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


PURCHASE OF A SHARES AND B SHARES



     A shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between A shares and B shares of the Funds, investors should read "Characteristics of A shares and B Shares" and "Factors to Consider When Selecting A shares or B Shares" below.



     A shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase A or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing A shares or B shares.



     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his or her agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments, Inc. professional, call 1-888-4NATCTY (462-8289).



     The minimum investment is $500 for the initial purchase of A shares or B shares in a Fund; there is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks under any circumstance. Investments made in A shares or B shares of the Fund through a Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information" below.



     Under a PIP, Investors may add to their investment in A shares or B shares of a Fund, in a consistent manner each month or quarter, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional A shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling A shares or B shares of the Funds, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.


     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.


SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The Public Offering Price for A shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:



     For the Ohio Tax Exempt and Pennsylvania Municipal Funds:



                                      AS A %      DEALERS'
                         AS A %       OF NET     REALLOWANCE
                       OF OFFERING     ASSET      AS A % OF
AMOUNT OF               PRICE PER      VALUE      OFFERING
TRANSACTION               SHARE      PER SHARE      PRICE
-----------            -----------   ---------   -----------
Less than $100,000...     3.00         3.09         2.75
$100,000 but less
  than $250,000......     2.00         2.04         1.75
$250,000 but less
  than $500,000......     1.50         1.52         1.25
$500,000 but less
  than $1,000,000....     1.00         1.01         0.75
$1,000,000 or more...     0.00         0.00         0.00



     For the National Tax Exempt Fund:



                                      AS A %      DEALERS'
                         AS A %       OF NET     REALLOWANCE
                       OF OFFERING     ASSET      AS A % OF
AMOUNT OF               PRICE PER      VALUE      OFFERING
TRANSACTION               SHARE      PER SHARE      PRICE
-----------            -----------   ---------   -----------
Less than $50,000....     4.75         5.00         4.50
$50,000 but less than
  $100,000...........     4.00         4.20         3.75
$100,000 but less
  than $250,000......     3.75         3.90         3.50
$250,000 but less
  than $500,000......     2.50         2.80         2.25
$500,000 but less
  than $1,000,000....     2.00         2.00         1.75
$1,000,000 or more...     0.00         0.00         0.00


     With respect to purchases of $1,000,000 or more of a Fund, the adviser may pay from its own funds a fee of 1.00% of the amount invested to the financial institution placing the purchase order.


     With respect to each of the above mentioned Funds, a 1% sales charge will be assessed against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more.


     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.


     No sales charge will be assessed on purchases of A shares made by:


          (a) trustees and officers of the Trust;

          (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates;

          (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above;

          (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation;

          (e) investors purchasing Fund shares through a payroll deduction plan;

          (f) investors investing in the Armada Plus account through National City's Retirement Plan Services; and

          (g) investors purchasing fund shares through "one-stop" mutual fund networks.


CONCURRENT PURCHASES



     For purposes of qualifying for a lower sales charge, Investors have the privilege of combining "concurrent purchases" of A shares of one or more of the investment funds of the Trust that are sold with a sales charge (each a "load fund"). The Investor's "concurrent purchases" described above shall include the combined purchases of the Investor, the Investor's spouse and children under the age of 21 and the Investor's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.



REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF A SHARES



     The applicable sales charge may be reduced on purchases of A shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.


  Right of Accumulation


     Investors may use their aggregate investments in A shares in determining the applicable sales charge. An Investor's aggregate investment in A shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:


          (a) current purchases;


          (b) A shares that are already beneficially owned by the Investor for which a sales charge has been paid;



          (c) A shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990; and



          (d) A shares purchased by dividends or capital gains that are reinvested.



     If, for example, an Investor beneficially owns A shares of the Ohio Tax Exempt Fund with an aggregate current value of $90,000 and subsequently purchases A shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.0% of the Public Offering Price for the Ohio Tax Exempt Fund.


  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent option is found on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of

Intent. During the term of a Letter of Intent, the Transfer Agent will hold A shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.


     Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period, or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES


     B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of A shares.


     The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

     The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                  CONTINGENT DEFERRED
                                  SALES CHARGE (AS A
     NUMBER OF YEARS          PERCENTAGE OF DOLLAR AMOUNT
  ELAPSED SINCE PURCHASE        SUBJECT TO THE CHARGE)
  ----------------------      ---------------------------
Less than one.............                5.0%
More than one, but less
  than two................                5.0%
More than two, but less
  than three..............                4.0%
More than three, but less
  than four...............                3.0%
More than four, but less
  than five...............                2.0%
After five years..........                None
After eight years.........                  *

------------

* Conversion to A shares.



     When an Investor redeems his or her B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.



     For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.

  Exemptions From Contingent Deferred Sales Charge

     The following types of redemptions qualify for an exemption from the contingent deferred sales charge:


          (a) exchanges described under "Exchange Privilege Applicable to A shares and B Shares" below


          (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

          (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

          (d) redemptions in connection with the death or disability of a shareholder

          (e) redemptions by a settlor of a living trust

          (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.


CHARACTERISTICS OF A SHARES AND B SHARES



     The primary difference between A shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both A shares and B shares are the same.



     A shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. A and I shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its A and I shares.



     B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on A shares, will cause B shares to have a higher expense ratio and pay lower dividends than A shares.



     B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to A shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to A shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of A shares as he or she had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by A shares.


     B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to A shares of the Fund on the same date.



FACTORS TO CONSIDER WHEN SELECTING A SHARES OR B SHARES



     Before purchasing shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of A shares. In this regard, to the extent that the sales charge for A shares is waived or reduced by one of the methods described above, investments in A shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.



     Although A shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of A shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.



     As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this five-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the A shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to A shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of A shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to A shares as described above at the end of such eight-year period.



PURCHASE OF I SHARES



     I shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions and registered investment advisers and financial planners affiliated with National City Corporation ("Financial Advisers") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). I shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or Financial Advisers may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his or her investment in a Fund. There is no minimum investment.



     It is the responsibility of the Banks, NAM and Financial Advisers to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. I shares will normally be held of record by the Banks, NAM or Financial Advisers. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and Financial Advisers. Beneficial ownership of I shares will be recorded by the Banks, NAM or Financial Advisers and reflected in the account statements provided by them to their Customers.


     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of a Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern time) on any business day are processed at the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.


REDEMPTION OF A SHARES AND B SHARES



     Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his or her financial institution.



REDEMPTION OF I SHARES



     Customers may redeem all or part of their I shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or Financial Advisers. It is the responsibility of the Banks, NAM or Financial Advisers to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks, NAM or Financial Advisers may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or Financial Advisers.



     If a Customer has agreed with a particular Bank, NAM or Financial Advisers to maintain a minimum balance in his or her account at the institution and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his or her I shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.


WRITTEN REDEMPTION PROCEDURES

     A shareholder who purchased shares directly with the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and I share investors.


TELEPHONE REDEMPTION PROCEDURES

     A shareholder who purchased shares directly with the Trust also may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.


     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming A shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $100 distributed at regular intervals. The shareholder's account must have a minimum value of $1,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).


OTHER REDEMPTION INFORMATION


     WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING A SHARES OR B SHARES. In the event a redeeming shareholder owns both A shares and B shares in a Fund, the A shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.



     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.



     The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See the Statement of Additional Information.


     Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.


EXCHANGE PRIVILEGE APPLICABLE TO A SHARES AND B SHARES



     Subject to the conditions described below, the Trust offers an exchange program whereby investors who have paid a front-end sales charge to purchase A shares of one or more of the Funds or other investment funds offered by the Trust or Parkstone which is sold with a front-end sales charge (each a "load Fund") may exchange those A shares for A shares of another load Fund, or another investment fund offered by the Trust or Parkstone without the imposition of a front-end sales charge (each a "no load Fund"), at the net asset value per share on the date of exchange subject to the following. If a shareholder paid a sales charge on the exchange equal to such acquired through the exchange, he or she must pay a sales charge on the exchange equal to such difference. Shareholders may also exchange A shares of a no load Fund for A shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange A shares for A shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging A shares of a no load Fund which were received in a previous exchange transaction involving A shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the A shares of a load Fund except to the extent of any difference in the applicable sales load.



     Shareholders who have purchased B shares of one or more of the Funds or another investment fund offered by the Trust or Parkstone (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.



     No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).



     Any A shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original A shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his or her financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent.



     The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. Management of the Trust reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for the Systematic Exchange Program described below, as of the date of this Prospectus, an Investor is limited to one exchange every two months during a given

12-month period beginning upon the date of the first exchange transaction.



SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO A SHARES AND B SHARES



     Shares of a Fund may also be purchased through automatic monthly or quarterly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified Funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a regular basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.



     The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the Planned Investment Program described previously in this Prospectus. Because purchases of A shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase A shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND (3863).


                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan For A and I Share Classes ("A and I Shares Plan") and a separate B Shares Distribution and Servicing Plan ("B Shares Plan"). Under the A and I Shares Plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising and marketing, and other distribution services related to the A and I shares of each of the Trust's investment funds and in preparing and distributing such shares' prospectus. In the case of each fund, such reimbursement shall not exceed .10% per annum of the average aggregate net assets of its A and I shares. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the A and I Shares Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.


     Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.


     Under the Shareholder Services Plan relating to each Fund's A shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of A or B shares in consideration for the payment of up to
 .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing A or B shares may receive different compensation with respect to those shares than with respect to I shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in A or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to A or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of A or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset values per share by the per share amount thereof.


     Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on ex-dividend date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.


                                     TAXES

FEDERAL TAXES

     Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income, if any, for such year. Each Fund intends to distribute substantially all of its net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income, if any, each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." In general, the Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. To the extent, if any, dividends paid to shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains. None of their distributions are expected to be eligible for the dividends received deduction for corporations.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.


     If the Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by the Funds derived from interest on such bonds. Shareholders receiving Social Security or certain other retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.



     A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of shares of the Funds depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend, then any loss the shareholder might realize on the sale of those shares will be disallowed to the extent of the earlier exempt-interest dividend. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

STATE AND LOCAL TAXES

  Ohio Taxes


     Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax Exempt Fund ("Distributions") to the extent that the Distributions are properly attributable to interest on Ohio Municipal Securities. Corporations that are subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Municipal Securities. However, shares of the Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.



     Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.



     Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Municipal Securities will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax.



     It is assumed for purposes of this discussion of Ohio state and local taxes that the Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of Municipal Securities or similar obligations of other states or their subdivisions.


  Pennsylvania Taxes

     Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Munici-pal Fund attributable to interest income from obligations of the State of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income Tax on any gain they realize on the disposition of shares in the Fund.


     Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.


     Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

MISCELLANEOUS

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER


     IMC serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect, wholly owned subsidiary of National City Corporation ("NCC"). On June 30, 1998, IMC had approximately $18.73 billion in assets under management. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114.



     Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, the adviser has agreed to manage the Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain records relating to such purchases and sales. The Fixed Income Team of IMC makes the investment decisions for the Funds. No individual person is primarily responsible for making recommendations to the Fixed Income Team.


     For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Funds, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .55% of the average net assets of each of the Funds. The adviser may, from time to time, waive all or a portion of its advisory fees to increase the net income of the Funds available for distribution as dividends.

YEAR 2000 RISKS



     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the adviser and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.



ADMINISTRATOR AND SUB-ADMINISTRATOR



     SEI Fund Resources (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator to the Funds. SEI Fund Resources is an indirect, wholly-owned subsidiary of SEI Investments Company ("SEI").



     Under its Administration Agreement with the Trust relating to the Funds, SEI provides the Funds with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent of the Funds. SEI is entitled to receive with respect to the Funds an administrative fee, computed daily and paid monthly, at the annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $18 billion, and .06% of the aggregate average daily net assets over $18 billion, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.



     IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and
 .015% of the aggregate average daily net assets over $15 billion.


                    DESCRIPTION OF THE TRUST AND ITS SHARES


     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue the separate classes or series of shares of beneficial interest ("shares") mentioned below. Nine of these classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K, Class K -- Special Series 1, and Class K -- Special Series 2), Pennsylvania Municipal Fund (Class T, Class T -- Special Series 1, and Class
T -- Special Series 2), and National Tax Exempt Fund (Class L, Class
L -- Special Series 1 and Class L -- Special Series 2) are described in this Prospectus. Class K, Class T and Class L shares constitute the I class or series of shares; Class K -- Special Series 1, Class T -- Special Series 1 and Class
L -- Special Series 1 shares constitute the A class or series of shares; Class
K -- Special Series 2, Class T -- Special Series 2, and Class L -- Special Series 2 constitute the B class or series of shares. The other investment funds of the Trust are:


      Money Market Fund
      (Class A, Class A -- Special Series 1 and Class A -- Special Series 2)

      Government Money Market Fund
      (Class B and Class B -- Special Series 1)

      Treasury Money Market Fund
      (Class C and Class C -- Special Series 1)

      Tax Exempt Money Market Fund
      (Class D, Class D -- Special Series 1 and Class D -- Special Series 2)


      Pennsylvania Tax Exempt Money Market Fund


      (Class Q and Class Q -- Special Series 1)

      Ohio Municipal Money Market Fund


      (Class BB and Class BB -- Special Series 1)


      Intermediate Bond Fund
      (Class I, Class I -- Special Series 1 and Class I -- Special Series 2)


      Equity Growth Fund
      (Class H, Class H -- Special Series 1 and Class H -- Special Series 2)


      Equity Income Fund
      (Class M, Class M -- Special Series 1 and Class M -- Special Series 2)

      Small Cap Value Fund
      (Class N, Class N -- Special Series 1 and Class N -- Special Series 2)

      Enhanced Income Fund
      (Class O, Class O -- Special Series 1 and Class O -- Special Series 2)

      Total Return Advantage Fund
      (Class P, Class P -- Special Series 1 and Class P Special Series 2)

      Bond Fund
      (Class R, Class R -- Special Series 1 and Class R -- Special Series 2)

      GNMA Fund
      (Class S, Class S -- Special Series 1 and Class S -- Special Series 2)

      International Equity Fund
      (Class U, Class U -- Special Series 1 and Class U -- Special Series 2)

      Equity Index Fund
      (Class V and Class V -- Special Series 1)

      Core Equity Fund
      (Class W, Class W -- Special Series 1 and Class W -- Special Series 2)

      Small Cap Growth Fund
      (Class X, Class X -- Special Series 1 and Class X -- Special Series 2)

      Real Return Advantage Fund
      (Class Y and Class Y -- Special Series 1)


      Tax Managed Equity Fund
      (Class Z, Class Z -- Special Series 1 and Class Z -- Special Series 2)



      Balanced Allocation Fund
      (Class AA, Class AA -- Special Series 1 and Class AA -- Special Series 2)


     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of A or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


     As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.


     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


     As of September 3, 1998, IMC's bank affiliates held beneficially or of record approximately 0%, 97.54%, 98.87% of the outstanding I shares of the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds, respectively. Neither National City nor its affiliates have any economic interest in such shares which are held solely for the benefit of their customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of their record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.


                          CUSTODIAN AND TRANSFER AGENT


     National City Bank, an affiliate of IMC, serves as the custodian of the Trust's assets. With respect to each fund, the Trust pays National City Bank an annual custody fee, calculated daily and paid monthly, of .02% of each fund's first $100 million of average daily net assets, .01% of each fund's next $650 million of average daily net assets and .008% of the average daily net assets of each fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. The Trust reimburses the custodian for its out-of-pocket expenses including, but not limited to, postage, telephone, telex, interest claim fee ($50.00 per claim), transfer and registration fees, federal express charges, Federal Reserve and wire fees, as well as its out-of-pocket costs in providing any foreign custody services and/or precious metal custody services. The transaction charges are a bundled fee which will not exceed .25% of the total monthly asset based fee payable by the Trust.


     State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Trust's adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.


     Pursuant to Rule 17f-2, since National City Bank serves the Trust as its custodian and is affiliated with IMC, the Trust's investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.


     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

LOGOARMADA FUNDS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:

Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,

     National City Corporation

Chairman, President and Chief Executive

     Officer, NatCity Investments, Inc.


LEIGH CARTER

Retired President and Chief Operating

     Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
Operating Officer,

     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

                                  ARMADA FUNDS

                               INVESTMENT ADVISER


                            AN AFFILIATE OF NATIONAL

                                CITY CORPORATION

--------------------------------------------------------------------------------

                  National City Investment Management Company

                             1900 East Ninth Street
                             Cleveland, Ohio 44114

                              CROSS REFERENCE SHEET
                              ---------------------

                            Balanced Allocation Fund


Form N-1A Part B Item                                   Statement of Additional
---------------------                                   -----------------------
                                                        Information Caption
                                                        -------------------

1.   Cover Page.......................................Cover Page

2.   Table of Contents................................Table of Contents

3.   General Information and History..................Statement of Additional
                                                      Information

4.   Investment Objectives and Policies...............Investment Objectives
                                                      and Policies

5.   Management of Registrant.........................Trustees and Officers

6.   Control Persons and Principal....................Description of Shares
     Holders of Securities

7.   Investment Advisory and Other
     Services Management .............................Advisory, Administration,
                                                      Distribution, Custody and
                                                      Transfer Agency Agreements

8.   Brokerage Allocation and Other
     Practices........................................Investment Objectives and
                                                      Policies

9.   Capital Stock and Other Securities...............Additional Purchase and
                                                      Redemption Information

10.  Purchase, Redemption and Pricing
     of Securities Being Offered .....................Additional Purchase and
                                                      Redemption Information

11.  Tax Status.......................................Additional Information
                                                      Concerning Taxes

12.  Underwriters.....................................Not Applicable

13.  Calculation of Performance Data .................Yield and Performance
                                                      Information

14.  Financial Statements.............................Financial Statements

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 18, 1998





                            BALANCED ALLOCATION FUND












This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Fund of Armada Funds (the "Trust"), dated September 18, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                  TABLE OF CONTENTS


                                                                                                               Page

STATEMENT OF ADDITIONAL INFORMATION..............................................................................1

INVESTMENT OBJECTIVE AND POLICIES................................................................................1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................13

DESCRIPTION OF SHARES...........................................................................................15

ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................16

TRUSTEES AND OFFICERS...........................................................................................18


ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS.........................................................................23

SHAREHOLDER SERVICES PLANS......................................................................................27

PORTFOLIO TRANSACTIONS..........................................................................................27

AUDITORS....................................................................................................... 28

COUNSEL.......................................................................................................  28

PERFORMANCE INFORMATION.........................................................................................29

MISCELLANEOUS...................................................................................................33

APPENDIX A.....................................................................................................A-1

APPENDIX B.....................................................................................................B-1


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Balanced Allocation Fund. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.



                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's Rating Group ("S&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Duff & Phelps Credit Rating Co. (Duff"), and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Fund.

FOREIGN SECURITIES

                  Unanticipated political or social developments may affect the value of the Fund's investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size, relatively unseasoned nature of the securities markets and limited volume of trading in securities in certain of these countries may make the Fund's investments there illiquid and more volatile than investments in Japan or most Western European countries. In addition, the Fund may be required to establish special custodial or other arrangements before making certain investments. Moreover, there may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN GOVERNMENT OBLIGATIONS

                  The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

CONVERTIBLE SECURITIES

                  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities for the Fund, the adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed if the adviser deems that retention of such security is warranted.

WARRANTS

                  Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES CONTRACTS AND RELATED OPTIONS

                  The Fund may invest in futures contracts and related options. For a detailed description of these investments and related risks, see Appendix B attached to this Statement of Additional Information.

"COVERED CALL" OPTIONS


                  As described in the Prospectus, the Fund may write covered call options. The Fund will write call options only if they are "covered." The option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets of equal value are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

                  When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

ASSET-BACKED SECURITIES

                  As described in the Prospectus, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

                  The Fund may invest in securities the timely payment of principal and interest on which are guaranteed by the Government National Mortgage Association ("GNMA") a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). They are solely the obligations of the FHLMC and guaranteed as to timely payment of the principal and interest by FHLMC only.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

INTEREST RATE AND TOTAL RETURN SWAPS

                  The Fund may enter into interest rate or total return swaps for hedging purposes and not for speculation. It will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The Fund will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Fund and its adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

INCOME PARTICIPATION LOANS

                  The Fund may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

SHORT-TERM OBLIGATIONS

                  The Fund may invest directly in various short-term obligations including those described below.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments). The Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  The Fund may make limited investments in "GICs" issued by U.S. insurance companies. When investing in GICs, the Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when its adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets.

WHEN-ISSUED SECURITIES

                  The Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS

                  Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

                  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS

                  As described in the Prospectus, the Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE OBLIGATIONS

                  The Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER

                  The Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Fund's annual portfolio turnover is not expected to exceed 200% under normal market conditions.

                  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

ADDITIONAL INVESTMENT LIMITATIONS

                  In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed with respect to the Fund only by a vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  The Fund may not:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" will include commodity contracts.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

                  The Fund may not:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  The Fund does not intend to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                  As described in the Prospectus, I shares of the Fund are sold to certain qualified investors at their net asset value without a sales charge. A shares of the Fund are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Fund are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Fund permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.




OFFERING PRICE PER A SHARE OF THE FUND

                  An illustration of the computation of the offering price per A share of the Fund, based on the estimated value of the Fund's net assets and number of outstanding shares on its commencement date, are as follows:

                            BALANCED ALLOCATION FUND*
                            ------------------------

Net Assets of A Shares..................................................................$10,000,000

Outstanding A Shares....................................................................$1,000,000

Net Asset Value Per Share
($10,000,000 / 1,000,000)...............................................................$10.00

Sales Charge, 4.75% of
offering price (5.00% of
net asset value per share)..............................................................$ .50

Offering to Public......................................................................$10.50



*        Amounts are estimated as the Fund has not commenced operations.

EXCHANGE PRIVILEGE


                  Investors may exchange all or part of their A or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Transfer Agent's financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of A shares and account number. The Transfer Agent's records of such instructions are binding.



                              DESCRIPTION OF SHARES
                              ---------------------


                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectus, including three classes or series, which represent interests in the Balanced Allocation Fund (Class AA, Class AA - Special Series 1 and Class AA - Special Series 2) are described in this Statement of Additional Information and the related Prospectus.


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only I and A shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.



                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  The Fund will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Some investments held by the Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of the Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  The Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                              TRUSTEES AND OFFICERS
                              ---------------------


                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                     THE TRUST                        AND OTHER AFFILIATIONS
----------------                                   --------------                     ----------------------

Robert D. Neary                                    Chairman of the Board and Trustee  Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                                                                 April 1984 to September 1993; Director,
Pepper Pike, OH  44124                                                                Cold Metal Products, Inc., since March
Age 64                                                                                1994; Director, Zurn Industries, Inc.
                                                                                      (building products and construction
                                                                                      services), June 1995 to June 1998.

Herbert R. Martens, Jr.*                           President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                         Corporation (bank holding company),
1965 East Sixth Street                                                                since July 1997; Chairman, President and
Cleveland, OH  44114                                                                  Chief Executive Officer, NatCity
Age 46                                                                                Investments, Inc., since July 1995
                                                                                      (investment banking); President and
                                                                                      Chief Executive Officer, Raffensberger,
                                                                                      Hughes & Co. from 1993 until 1995
                                                                                      (broker-dealer); President, Reserve
                                                                                      Capital Group, from 1990 until 1993.

Leigh Carter*                                      Trustee                            Retired President and Chief Operating
13901 Shaker Blvd., #6B                                                               Officer, B.F. Goodrich Company, August
Cleveland, OH  44120                                                                  1986 to September 1990;  Director, Adams
Age 73                                                                                Express Company (closed-end investment
                                                                                      company), April 1982 to December 1997;
                                                                                      Director, Acromed Corporation; (producer of
                                                                                      spinal implants), June 1992 to March 1998;
                                                                                      Director, Petroleum & Resources Corp., April
                                                                                      1987 to December 1997; Director, Morrison
                                                                                      Products (manufacturer of blower fans and
                                                                                      air moving equipment), since April 1983;
                                                                                      Director, Kirtland Capital Corp. (privately
                                                                                      funded investment group), since January
                                                                                      1992.


John F. Durkott                                    Trustee                            President and Chief Operating Officer,
8600 Allisonville Road                                                                Kittle's Home Furnishings Center, Inc.,
Indianapolis, IN  46250                                                               since January 1982; partner, Kittles
Age 54                                                                                Bloomington Property Company, since
                                                                                      January 1981; partner, KK&D (Affiliated Real
                                                                                      Estate Companies of Kittle's Home
                                                                                      Furnishings Center), since January 1989.

Robert J. Farling                                  Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                                     Executive Officer, Centerior Energy
Westlake, OH  44145                                                                   (electric utility), March 1992 to
Age 61                                                                                October 1997; Director, National City
                                                                                      Bank until October 1997; Director,
                                                                                      Republic Engineered Steels, since
                                                                                      October 1997.

                                                                                      PRINCIPAL OCCUPATION
                                                   POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                                     THE TRUST                        AND OTHER AFFILIATIONS
----------------                                   --------------                     ----------------------

Richard W. Furst, Dean                             Trustee                            Professor of Finance and Dean, Carol
600 Autumn Lane                                                                       Martin Gatton College of Business and
Lexington, KY  40502                                                                  Economics, University of Kentucky, since
Age 60                                                                                1981; Director, The Seed Corporation
                                                                                      (restaurant group), since 1990; Director;
                                                                                      Foam Design, Inc., (manufacturer of
                                                                                      industrial and commercial foam products),
                                                                                      since 1993.

Gerald L. Gherlein                                 Trustee                            Executive Vice-President and General
3679 Greenwood Drive                                                                  Counsel, Eaton Corporation, since 1991
Pepper Pike, OH  44124                                                                (global manufacturing); Trustee, Meridia
Age 60                                                                                Health System (four hospital health
                                                                                      system), 1994 to 1998; Trustee, WVIZ
                                                                                      Educational Television (public
                                                                                      television).

J. William Pullen                                  Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                                 Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                                     equipment distribution), since 1986;
P.O. Box 35900                                                                        President and Chief Executive Officer,
Louisville, KY 40232-5900                                                             American Contractors Rentals & Sales
Age 59                                                                                (rental subsidiary of Whayne Supply
                                                                                      Co.), since 1988.

W. Bruce McConnel, III                             Secretary                          Partner of the law firm
Philadelphia National                                                                 Drinker Biddle & Reath LLP,
  Bank Building                                                                       Philadelphia, Pennsylvania.
1345 Chestnut Street
Suite 1100
Philadelphia, PA  19107
Age 55

Carol L. Rooney                                    Treasurer                          Director of SEI Fund Resources since
c/o SEI Fund Resources                                                                1992.
One Freedom Valley Drive
Oaks, PA  19456
Age 34

Kathryn L. Stanton                                 Assistant Treasurer                Vice President and Assistant Secretary
c/o SEI Fund Resources                                                                of SEI Fund Resources and SEI
One Freedom Valley Drive                                                              Investments Distribution Co. since 1994;
Oaks, PA  19456                                                                       Associate, Morgan Lewis & Bockius LLP
Age 39                                                                                (law firm).


--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

                  Each trustee of the Trust serves as a trustee of The Parkstone Group of Funds ("Parkstone") and The Parkstone Advantage Fund ("Parkstone Advantage"), registered investment companies.

                  Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to National City, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  With respect to the Trust, Parkstone and Parkstone Advantage, each trustee receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The three fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the fiscal year ended May 31, 1998, the Trust's trustees and officers as a group received aggregate fees of $199,375. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1998:

                                                            Pension or
                                                            Retirement                                   Total
                                                         Benefits Accrued                            Compensation
                                         Aggregate          as Part of            Estimated         from the Trust
              Name of                   Compensation        the Trust's       Approval Benefits        and Fund
          Person, Position             From the Trust        Expenses          Upon Retirement         Complex*
          ----------------             --------------        --------          ---------------         --------
Robert D. Neary,                           $31,500              $0                   $0                 $31,500
Chairman and Trustee

Thomas R. Benua, Jr.,                       $4,375              $0                   $0                 $4,375
Trustee**

Leigh Carter, Trustee                      $27,750              $0                   $0                 $27,750

John F. Durkott, Trustee                   $27,750              $0                   $0                 $27,750

Robert J. Farling, Trustee***              $20,875              $0                   $0                 $20,875

Richard W. Furst, Trustee                  $27,750              $0                   $0                 $27,750

Gerald L. Gherlein, Trustee***             $27,750              $0                   $0                 $27,750

Herbert R. Martens, Jr.,***                     $0              $0                   $0                   $0
President and Trustee

J. William Pullen, Trustee                 $24,750              $0                   $0                 $24,750

Richard B. Tullis, Trustee**                $6,875              $0                   $0                 $6,875



SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or




------------------------------------

* The "Fund Complex" consists of Armada Funds, The Parkstone Group of Funds and The Parkstone Advantage Funds. Each of the Trustees serves as Trustee to all three investment companies. The Trustees became trustees of The Parkstone Group of Funds and the Parkstone Advantage Fund effective August 14, 1998.

** Messrs. Benua and Tullis resigned as Trustees effective July 17, 1997 and November 19, 1997, respectively.

*** Messrs. Farling, Gherlein and Martens became Trustees as of November 19, 1997, July 17, 1997 and November 19, 1997, respectively.

other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.



                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                    SERVICES AND TRANSFER AGENCY AGREEMENTS
                    ---------------------------------------

ADVISORY AGREEMENTS


                  IMC serves as investment adviser to the Fund under an Advisory Agreement dated April 9, 1998. The adviser is an affiliate of National City Corporation, a bank holding company with $81 billion in assets, and headquarters in Cleveland, Ohio and nearly 1,000 branch offices in six states. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                  The Advisory Agreement with IMC was approved by the sole shareholder of the Fund on the date it commenced operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until September 30, 1999 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.


ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION AGREEMENT


                  The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective May 1, 1998.

                  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


                  The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, I investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI I Investments Trust, SEI I Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP I Funds.

                  The Administrator is entitled to receive with respect to the Fund, an administrative fee, computed daily and paid monthly, at an annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first eighteen (18) billion dollars in assets, and .06% of the aggregate average daily net assets of over eighteen (18) billion dollars in assets, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Fund.

                  IMC serves as sub-administrator for the Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and .015% of the aggregate average daily net assets over $15 billion.



DISTRIBUTION PLANS AND RELATED AGREEMENT

                  The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.


                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for A and I shares (the "A and I Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of I and A shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreements will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreement. The Distribution Plans and related agreement may be terminated as to the Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


                  The A and I Shares Plan provides that each fund will reimburse the Distributor for distribution expenses related to the distribution of A and I shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of the average net assets of such class. Distribution expenses reimbursable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  National City Bank serves as the Trust's custodian with respect to the Fund. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Fund's operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Fund. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of the Fund; (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Fund's operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with the Fund.


                           SHAREHOLDER SERVICES PLANS


                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan for A shares and the B Shares Plan for the Fund's shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of A shares or B shares in consideration for the payment of up to .25% (on an annualized basis), of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A or B shares; (iii) processing dividend payments from the Fund; (iv) providing information periodically to customers showing their position in A or B shares;
(v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS

                  Pursuant to its Advisory Agreement with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to the adviser by the Fund. Such information may be useful to the adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.


                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as Adviser to the Fund, National City has agreed to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.



                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust.


                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.

                             PERFORMANCE INFORMATION
                             -----------------------


                  The Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                         a-b  6
                                    Yield = 2 [(------) - 1]
                                                   cd + 1

         Where:   a =      dividends and interest earned during the period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  The Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.


                  The Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                              ERV  1/n
                                    T = [(-----) - 1]
                                               P

         Where:   T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                                            T =        (---)  - 1
                                                         P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


                  Each Fund may also advertise the "aggregate total return" for its shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                           Aggregate Total Return = [(------)] - 1
                                                         P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                          Aggregate       Aggregate
                                         Total Return    Total Return
                                             From            From
                                          Inception       Inception
                                           Through         Through
                                        5/31/98 (with      5/31/98
                                         Deduction of      (without
                                        Maximum Sales   Deduction for
                                           Charge)        Any Sales       Inception
                                                           Charge)           Date
    Armada Balanced Allocation
    Fund
         Class A                             N/A             N/A
         Class I                             N/A             N/A
         B Shares                            N/A             N/A




                  The Fund may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund's net asset value, assets belonging to the Fund are charged with the liabilities in respect of that Fund.

                  As of August 24, 1998, the following persons owned of record 5% or more of the shares of the Trust:

Balanced Allocation Fund (A)
                                                     OUTSTANDING SHARES                 PERCENTAGE

Wheat, First Securities, Inc.                               958.0840                        37.83%
908 Aetna Drive
Ellwood City, PA  16117-1410

Wheat, First Securities, Inc.                               931.3850                        36.77%
308 Division Avenue
Ellwood City, PA  16117-2209

Wheat, First Securities, Inc.                               633.0940                        25.00%
P.O. Box 194, Route 18
Wampum, PA  16157-0194

Balanced Allocation Fund (I)
                                                     OUTSTANDING SHARES                 PERCENTAGE

Whitelaw & Co.                                        4,939,418.8410                        88.25%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94984
Cleveland,  OH 44101-4984

Whitelaw & Co.                                          411,201.3840                         7.35%
Daily Valuation Acct.
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


                                   APPENDIX A
                                   ----------


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Balanced Allocation Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS


                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

III.  MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V. OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                              CROSS REFERENCE SHEET
                              ---------------------

                           Total Return Advantage Fund
                             Intermediate Bond Fund
                              Enhanced Income Fund
                                    GNMA Fund
                                    Bond Fund

Form N-1A Part B Item                                     Statement of Additional
---------------------                                     -----------------------
                                                          Information Caption
                                                          -------------------

1.   Cover Page...........................................Cover Page

2.   Table of Contents....................................Table of Contents

3.   General Information and History......................Statement of Additional
                                                          Information

4.   Investment Objectives and Policies...................Risk Factors, Investment
                                                          Objectives and Policies

5.   Management of Registrant.............................Trustees and Officers

6.   Control Persons and Principal
     Holders of Securities................................Description of Shares

7.   Investment Advisory and Other
     Services Management..................................Advisory, Administration,
                                                          Distribution, Custody, and
                                                          Transfer Agency Agreements

8.   Brokerage Allocation and Other
     Practices............................................Risk Factors, Investment
                                                          Objectives and Policies

9.   Capital Stock and Other Securities ..................Additional Purchase and
                                                          Redemption Information

10.  Purchase, Redemption and Pricing
     of Securities Being Offered .........................Additional Purchase and
                                                          Redemption Information

11.  Tax Status...........................................Additional Information
                                                          Concerning Taxes

12.  Underwriters.........................................Not Applicable

13.  Calculation of Performance Data......................Yield and Performance
                                                          Information

14.  Financial Statements.................................Financial Statements

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 18, 1998


                           TOTAL RETURN ADVANTAGE FUND

                             INTERMEDIATE BOND FUND

                              ENHANCED INCOME FUND

                                    GNMA FUND

                                    BOND FUND


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated September 18, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                                TABLE OF CONTENTS

                                                                                                               Page
STATEMENT OF ADDITIONAL INFORMATION..............................................................................1

INVESTMENT OBJECTIVES AND POLICIES...............................................................................1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................9

DESCRIPTION OF SHARES...........................................................................................13

ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................14

TRUSTEES AND OFFICERS...........................................................................................17

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
         AND TRANSFER AGENCY AGREEMENTS.........................................................................21

SHAREHOLDER SERVICES PLAN.......................................................................................27

PORTFOLIO TRANSACTIONS..........................................................................................28

AUDITORS....................................................................................................... 29

COUNSEL.......................................................................................................  29

YIELD AND PERFORMANCE INFORMATION...............................................................................30

MISCELLANEOUS...................................................................................................35

FINANCIAL STATEMENTS............................................................................................40

APPENDIX A.....................................................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Total Return Advantage, Intermediate Bond (formerly, the "Fixed Income Fund"), Enhanced Income, GNMA and Bond (formerly, the "Intermediate Government Fund") Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


                  The GNMA Fund and Bond Fund commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor GNMA Fund" and "Predecessor Intermediate Government Fund," collectively the "Predecessor Funds") of Inventor Funds, Inc. which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of Armada. Prior to the reorganization, the Predecessor Funds offered and sold shares of stock that were similar to Armada's A shares of beneficial interest.


                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------


                  Further information on National City Investment Management Company's ("IMC" or the "Adviser") investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.


                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

ASSET-BACKED SECURITIES
-----------------------

                  As described in the Prospectus, each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOS") issued by private companies.

                  Each Fund may invest in securities the timely payment of principal and interest on which are guaranteed by the Government National Mortgage Association ("GNMA") a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Total Return Advantage and Enhanced Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


                  When the Sub-adviser to Total Return Advantage and Adviser to Enhanced Income Fund anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of the Enhanced Income and Total Return Advantage Funds' assets that could be required to consummate forward contracts will be established with the Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

INTEREST RATE SWAPS
-------------------

                  The Total Return Advantage, Enhanced Income and GNMA Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.


                  The Total Return Advantage, Enhanced Income and GNMA Funds will only enter into interest rate swaps on a net basis, (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their respective Adviser or Sub-adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Funds' custodian.


                  If there is a default by the other party to an interest rate swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

FUTURES CONTRACTS AND RELATED OPTIONS

                  For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

INCOME PARTICIPATION LOANS

                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

VARIABLE AND FLOATING RATE OBLIGATIONS


                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser or Sub-adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


SHORT TERM OBLIGATIONS

                  Each Fund may invest in various short-term obligations including those described below.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments). In addition, the Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each such Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.


                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by an U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of each such Fund's total assets at the time of purchase.


                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may also make limited investments in Guaranteed Investment Contracts ("GIC") issued by U.S.

insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its Adviser or Sub-adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.


U.S. GOVERNMENT OBLIGATIONS


                  As described in the Prospectus, each Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when its Adviser or Sub-adviser believes that the credit risk with respect thereto is minimal.


SECURITIES OF OTHER INVESTMENT COMPANIES

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  The Funds do not intend to purchase securities while their respective outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares in each Fund are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by an U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.




                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                  As described in the Prospectus, I shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. A shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1998, sales loads paid by shareholders of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds totalled $10,700, $8,675, $1,830, $23 and $1,775, respectively.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER A SHARE OF THE FUNDS

                  Illustrations of the computation of the offering price per A share of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1998 are as follows:

                                      TABLE

                           TOTAL RETURN ADVANTAGE FUND


Net Assets of A Shares.................................................                      $639,550

Outstanding A Shares...................................................                       $62,425

Net Asset Value Per Share
($639,550 / 62,425)....................................................                        $10.25

Sales Charge, 4.75% of
offering price (4.98% of
net asset value per share)*............................................                         $ .51

Offering to Public.....................................................                        $10.76
*  Reflects current sales charge

                                               INTERMEDIATE BOND FUND

Net Assets of A Shares.................................................                    $3,287,953

Outstanding A Shares...................................................                       309,175

Net Asset Value Per Share
($3,287,953 / 309,175).................................................                        $10.63

Sales Charge, 4.75% of
offering price (4.99% of
net asset value per share)*............................................                         $ .53

Offering to Public.....................................................                        $11.16


                                                ENHANCED INCOME FUND

Net Assets of A Shares.................................................                      $559,023

Outstanding A Shares...................................................                        55,477

Net Asset Value Per Share
($559,023 / 55,477)....................................................                        $10.08

Sales Charge, 2.75% of
offering price (2.88% of
net asset value per share).............................................                         $ .29

Offering to Public.....................................................                        $10.37

                                                      GNMA FUND

Net Assets of A Shares.................................................                     $548,847

Outstanding A Shares...................................................                      $52,986

Net Asset Value Per Share
($548,847 / 52,986)....................................................                       $10.36

Sales Charge, 4.75% of
offering price (5.02% of
net asset value per share)*............................................                        $ .52

Offering to Public.....................................................                       $10.88

*  Reflects current sales charge

                                                      BOND FUND

Net Assets of A Shares.................................................                     $160,689

Outstanding A Shares...................................................                       15,640

Net Asset Value Per Share
($160,689 / 15,640)....................................................                       $10.27

Sales Charge, 4.75% of
offering price (4.99% of
net asset value per share)*............................................                       $10.27

Offering to Public.....................................................                       $10.78


*  Reflects current sales charge

EXCHANGE PRIVILEGE


                  Investors may exchange all or part of their A or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his or her financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of A or B shares and account number. The Transfer Agent's records of such instructions are binding.



                              DESCRIPTION OF SHARES


                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of classes or series of shares. Fifteen of these classes or series, which represent interests in the Intermediate Bond Fund (Class I, Class I - Special Series 1 and Class I - Special Series 2), Enhanced Income Fund (Class O, Class O - Special Series 1 and Class O - Special Series 2), Total Return Advantage Fund (Class P, Class P - Special Series 1 and Class P - Special Series 2), Bond Fund (Class R, Class R - Special Series 1 and Class R - Special Series 2) and GNMA Fund (Class S Class S
- Special Series 1 and Class S - Special Series 2).


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only I and A shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.



                     ADDITIONAL INFORMATION CONCERNING TAXES


                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax adviser with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. Some of the investments that the Funds may make (such as equipment lease and trust certificates) may not be securities or may not produce qualifying income. Therefore, it may be necessary for the Adviser or Sub-adviser to restrict the investments of the Funds to ensure that nonqualifying income does not exceed 10% of its total gross income for a taxable year.





                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Funds' shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                              TRUSTEES AND OFFICERS

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------
Robert D. Neary                           Chairman of the Board and Trustee  Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                                                        April 1984 to September 1993; Director,
Pepper Pike, OH 44124                                                        Cold Metal Products, Inc., since March
Age 64                                                                       1994; Director, Zurn Industries, Inc.
                                                                             (building products and construction
                                                                             services), June 1995 to June 1998.

Herbert R. Martens, Jr.*                  President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                Corporation (bank holding company),
1965 East Sixth Street                                                       since July 1997; Chairman, President
Cleveland, OH  44114                                                         and Chief Executive Officer, NatCity
Age 46                                                                       Investments, Inc. (investment banking),
                                                                             since July 1995; President and Chief
                                                                             Executive Officer, Raffensperger,
                                                                             Hughes & Co. (broker-dealer), from 1993
                                                                             until 1995; President, Reserve Capital
                                                                             Group, from 1990 until 1993.

Leigh Carter*                             Trustee                            Retired President and Chief Operating
13901 Shaker Blvd., #6B                                                      Officer, B.F. Goodrich Company, August
Cleveland, OH  44120                                                         1986 to September 1990; Director, Adams
Age 73                                                                       Express Company (closed-end investment
                                                                             company), April 1982 to December 1997; Director,
                                                                             Acromed Corporation (producer of spinal implants),
                                                                             June 1992 to March 1998; Director, Petroleum &
                                                                             Resources Corp., April 1987 to December 1997;
                                                                             Director, Morrison Products (manufacturer of blower
                                                                             fans and air moving equipment), since April 1983;
                                                                             Director, Kirtland Capital Corp. (privately funded
                                                                             investment group), since January 1992.


John F. Durkott                           Trustee                            President and Chief Operating Officer,
8600 Allisonville Road                                                       Kittle's Home Furnishings Center, Inc.,
Indianapolis, IN  46250                                                      since January 1982; partner, Kittles
Age 54                                                                       Bloomington Property Company, since
                                                                             January 1981; partner, KK&D (Affiliated Real Estate
                                                                             Companies of Kittle's Home Furnishings Center), since
                                                                             January 1989.



                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------


Robert J. Farling                         Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                            Executive Officer, Centerior Energy
Westlake, OH  44145                                                          (electric utility), March 1992 to
Age 61                                                                       October 1997; Director, National City
                                                                             Bank, until October 1997; Director,
                                                                             Republic Engineered Steels, since
                                                                             October 1997.

Richard W. Furst, Dean                    Trustee                            Professor of Finance and Dean, Carol
600 Autumn Lane                                                              Martin Gatton College of Business and
Lexington, KY  40502                                                         Economics, University of Kentucky,
Age 60                                                                       since 1981; Director, The Seed
                                                                             Corporation (restaurant group), since
                                                                             1990; Director, Foam Design, Inc.
                                                                             (manufacturer of industrial and
                                                                             commercial foam products), since 1993.

Gerald L. Gherlein                        Trustee                            Executive Vice-President and General
3679 Greenwood Drive                                                         Counsel, Eaton Corporation, since 1991
Pepper Pike, OH  44124                                                       (global manufacturing); Trustee,
Age 60                                                                       Meridia Health System (four hospital
                                                                             health system), 1994 to 1998 Trustee, WVIZ
                                                                             Educational Television (public television).

J. William Pullen                         Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                        Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                            equipment distribution), since 1986;
P.O. Box 35900                                                               President and Chief Executive Officer,
Louisville, KY 40232-5900                                                    American Contractors Rentals & Sales
Age 59                                                                       (rental subsidiary of Whayne Supply
                                                                             Co.), since 1988.

W. Bruce McConnel, III                    Secretary                          Partner of the law firm
Philadelphia National                                                        Drinker Biddle & Reath LLP,
  Bank Building                                                              Philadelphia, Pennsylvania
1345 Chestnut Street
Suite 1100
Philadelphia, PA  19107
Age 55

Carol L. Rooney                           Treasurer                          Director of SEI Fund Resources since
c/o SEI Fund Resources                                                       1992.
One Freedom Valley Drive
Oaks, PA  19456
Age 34

Kathryn L. Stanton                        Assistant Treasurer                Vice President and Assistant Secretary
c/o SEI Fund Resources                                                       of SEI Fund Resources and SEI
One Freedom Valley Drive                                                     Investments Distribution Co. since
Oaks, PA  19456                                                              1994; Associate, Morgan Lewis & Bockius
Age 39                                                                       (law firm).

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.


                  Herbert R. Martens, Jr., is employed by National City Corporation, the parent corporation to National City Investment Management Company, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel, is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  Each trustee of the Trust serves as a trustee of The Parkstone Group of Funds ("Parkstone") and The Parkstone Advantage Fund ("Parkstone Advantage"), registered investment companies.

                  With respect to the Trust, Parkstone and Parkstone Advantage, each trustee receives an aggregate annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The three fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the fiscal year ended May 31, 1998, the Trust's trustees and officers as a group received aggregate fees of $199,375. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the trustees of the Trust for the fiscal year ended May 31, 1998:


                                                     Pension or             Estimated
                                 Aggregate           Retirement Benefits    Approval           Total Compensation
Name of                          Compensation from   Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                 the Trust           the Trust's Expenses   Retirement         Fund Complex
----------------                 ---------           --------------------   ----------         ------------
Robert D. Neary,                      $31,500                 $0                  $0                $31,500
Chairman and Trustee

Thomas R. Benua, Jr.,                 $ 4,375                 $0                  $0                 $4,375
Trustee**

Leigh Carter, Trustee                 $27,750                 $0                  $0                $27,750

John F. Durkott, Trustee              $27,750                 $0                  $0                $27,750

Robert J. Farling, Trustee***         $20,875                 $0                  $0                $20,875

Richard W. Furst, Trustee             $27,750                 $0                  $0                $27,750

Gerald L. Gherlein, Trustee***        $27,750                 $0                  $0                $27,750

Herbert R. Martens, Jr.,                   $0                 $0                  $0                     $0
President and Trustee

J. William Pullen, Trustee            $24,750                 $0                  $0                $24,750

Richard B. Tullis, Trustee**           $6,875                 $0                  $0                 $6,875

---------------------

* The "Fund Complex" consists of Armada, Parkstone and Parkstone Advantage. Each of the trustees serves as trustee to all three investment companies. The trustees became trustees of Parkstone and Parkstone Advantage effective August 14, 1998.

** Messrs. Benua and Tullis resigned as trustees effective July 17, 1997 and November 19, 1997, respectively.

*** Messrs. Farling, Gherlein and Martens became trustees as of November 19, 1997, July 17, 1997, and November 19, 1997, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY


                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.



                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


                  IMC serves as investment adviser to the Total Return Advantage Fund and Enhanced Income Fund under an Advisory Agreement dated March 6, 1998 and to the Intermediate Bond Fund, GNMA Fund and Bond Fund under an Advisory Agreement dated November 21, 1997. NAM serves as sub-investment adviser to the Total Return Advantage Fund under a Sub-Advisory Agreement with IMC dated March 6, 1998 and until June 29, 1998 served as investment adviser to the Total Return Advantage and Enhanced Income Funds. IMC is an affiliate of National City Corporation, a bank holding company with $81 billion in assets, and headquarters in Cleveland, Ohio and nearly 1,000 branch offices in six states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $18.73 billion in assets. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the advisory agreements relating to the Total Return Advantage, Intermediate Bond and Enhanced Income Funds then in effect, the Trust incurred advisory fees in the following respective amounts for the fiscal years ended May 31, 1998, 1997 and 1996: (i) $404,823 (after waivers of $1,133,101), $0 (after waivers of $1,530,963), and $0 (after waivers of $1,545,558) for the Total Return Advantage Fund; (ii) $593,301 (after waivers of $222,488), $550,261 (after waivers of $118,288) and $588,875 for the
Intermediate Bond Fund; and (iii) $65,970 (after waivers of $264,973) $0, (after waivers of $296,129) and $0 (after waivers of $298,505) for the Enhanced Income Fund.

                  Pursuant to the advisory agreements relating to the GNMA and Bond Funds then in effect, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1998 and 1997: (i) $395,769 (after waivers of $0) and $323,854 (after fee waivers of $50,450) for the GNMA Fund and
(ii) $574,688 (after waivers of $0) and $485,145 (after fee waivers of $54,417) for the Bond Fund.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, IMC earned advisory fees of $256,168 and $366,399 and waived fees in the amounts of $0 and $0 for the GNMA and Bond Funds, respectively. Integra Trust Company ("Integra"), the investment adviser to the Predecessor GNMA and Bond Funds, earned the following advisory fees with respect to such funds for the stated periods: (i) $118,136 and $173,163 for the period from June 1, 1996 until September 9, 1996; (ii) $36,971 and $53,654 for the one-month period ended May 31, 1996; (iii) $385,463 and $602,602 for the fiscal year ended April 30, 1996; and (iv) $178,282 and $132,372 for the period from August 10, 1994 (commencement of operations) through April 30, 1995, respectively. Integra waived advisory fees during the same periods in the amounts of: (i) $50,450 and $54,417; (ii) $9,583 and $11,464; (iii) $107,340 and $130,371; and (iv) $72,352 and $76,919,
respectively.

                  Each Advisory and Sub-Advisory Agreement provides that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the Advisory or Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                  The current Advisory Agreement with respect to the Total Return Advantage Fund and Enhanced Income Fund was approved by a majority of shareholders of each such Fund at a Special Meeting of Shareholders held on June 29, 1998 in order to approve such Advisory Agreement. The current Advisory Agreement with respect to the other Funds was approved by a majority of shareholders of each such Fund at a Special Meeting of Shareholders held on November 19, 1997 in order to approve such Advisory Agreement. The current Sub-Advisory Agreement with respect to the Total Return Advantage Fund was approved by a majority of shareholders of the Fund at a Special Meeting of Shareholders held on June 29, 1998 in order to approve such Sub-Advisory Agreement. Unless sooner terminated, each Advisory Agreement will continue in effect with respect to each Fund to which it relates until September 30, 1999 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement and the Sub-Advisory Agreement may be terminated by the Trust or the Adviser or Sub-Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.


AUTHORITY TO ACT AS INVESTMENT ADVISERS


                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The Adviser believes that it may perform the services for the Funds contemplated by its Advisory Agreements with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Adviser from continuing to perform services for the Trust. If the Adviser were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the Adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION AGREEMENT

                  The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective May 1, 1998.

                  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

                  The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boy 1784 Funds(R), CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

                  The Administrator is entitled to receive with respect to the Funds, an administrative fee, computed daily and paid monthly, at an annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first eighteen (18) billion dollars in assets, and .06% of the aggregate average daily net assets over eighteen (18) billion dollars in assets, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.

                  For the period from May 1, 1998 through May 31, 1998, the Administrator earned administration fees of $13,648, $8,873 $4,081 $4,405 and $6,901 with respect to the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds.

                  Prior to May 1, 1998, PFPC served as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the former Administration and Accounting Services Agreement, the Trust incurred the following respective fees to PFPC for the fiscal period ended

April 30, 1998 and for the fiscal years ended May 31, 1997 and 1996: (i) $241,258, $258,768 and $260,951 for the Total Return Advantage Fund; (ii) $135,648, $121,554 and $107,068 for the Intermediate Bond Fund; and (iii) $67,984, $65,807 and $866,336 for the Enhanced Income Fund and the Trust incurred $65,665 and $94,631 in respective fees to PFPC for the fiscal period ended April 30, 1998 with respect to GNMA and Bond Funds.


                  For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, PFPC earned administration fees of $46,576 and $66,618 for the GNMA and Bond Funds, respectively. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor GNMA and Bond Funds and earned the following fees with respect to such funds for the stated periods: (i) $30,378 and $44,528 for the period from June 1, 1996 until September 9, 1996; (ii) $9,507 and $13,797 for the one-month period ended May 31, 1996; (iii) $99,119 and $154,955 for the fiscal year ended April 30, 1996; and (iv) $52,643 and $65,623 for the period from August 10, 1994 (commencement of operations) through April 30, 1995.


                  IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and .015% of the aggregate average daily net assets over $15 billion.


DISTRIBUTION PLANS AND RELATED AGREEMENT


                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for A and I shares (the "A and I Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of I and A shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Distribution Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


                  The A and I Shares Plan provides that each fund will reimburse the Distributor for distribution expenses related to the distribution of I and A shares in an amount not to exceed .10% per annum of the fund's average aggregate net assets of such shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of the average net assets of such class. Distribution expenses reimbursable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.

                  Under the former A and I Shares Plan and related distribution agreement (effective for the period from June 1, 1997 to May 1, 1998) each fund compensated the Distributor for distribution expenses related to the distribution of I and A shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. This former Plan provided that the Trust pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trusts' investment funds with respect to the I and A shares.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.


                  For the fiscal year ended May 31, 1998, the Trust paid the Distributor the approximate amounts of $60,000, $82,000, and $11,000 with respect to the Total Return Advantage, Intermediate Bond and Enhanced Income Funds under the A and I Shares Plan and B Shares Plan for its distribution services and shareholder service assistance.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                   National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse fund securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's fund securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian.




                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN

                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan for each Fund's A shares and the B Shares Plan for each Fund's B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of A shares or B shares in consideration for the payment of up to .25% (on an annualized basis) in the case of the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds, and .10% (on an annualized basis), in the case of the Enhanced Income Fund, of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in A or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS


                  Under its Advisory Agreements with the Trust, IMC is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities for the Funds either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1998, 1997 and 1996, the Total Return Advantage Fund paid brokerage commissions in the amounts of $0, $0 and $14,093. For the same periods, the Intermediate Bond and Enhanced Income Funds did not pay any brokerage commissions.

                  For the fiscal year ended May 31, 1998 and the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, the GNMA and Bond Funds paid no brokerage commissions. For the period from June 1, 1996 until September 9, 1996, the one-month fiscal period ended May 31, 1996, and the fiscal years ended April 30, 1996 and 1995, the Predecessor GNMA and Bond Funds did not pay any brokerage commissions.

                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the current Advisory Agreements, pursuant to
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to them by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" during its most recent fiscal year. At May 31, 1998, (i) the GNMA Fund had entered into repurchase transactions with: Goldman Sachs; and the Bond Fund had entered into repurchase transactions with Goldman Sachs.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by each of the current Advisory Agreements, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.



                                    AUDITORS


                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1998, for the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  The financial statements for periods or years prior to May 31, 1998 with respect to the Predecessor Funds, which are incorporated by reference in this Statement of Additional Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor Funds whose report dated July 26, 1996 expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                        YIELD AND PERFORMANCE INFORMATION

                  Each Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Each Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                a-b to the 6th power
                                    Yield = 2 [(--------------------) - 1]
                                                        cd + 1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1998, the yields of the A and I shares of the Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund and Bond Fund were 4.91% and 5.36%; 5.52% and 6.05%; 5.53%, and 5.66%; 4.92%, and 5.46%; and 5.15% and 5.58%, respectively.

                  For the 30-day period ended May 31, 1998, the yields of the B shares of the Intermediate Bond Fund and Bond Fund were 18.42% and 28.20%, respectively.


                  Each Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                             ERV  1/n
                                    T = [(-----) - 1]
                                             P

 Where:            T =      average annual total return

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                   P =      hypothetical initial payment of $1,000

                   n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                                               (-----) - 1
                                                   P


                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


                  The average annual total returns for the Total Return Advantage Fund's fiscal year ended May 31, 1998 were 4.88% (after taking the sales load into account) and 10.08% (without taking into account any sales load) for its A shares, and 10.35% for its I shares. The average annual total returns since the Total Return Advantage Fund's commencement of May 31, 1998 were 6.96% (after taking into account the sales load), and 8.38% (without taking into account any sales load) for its A shares and 8.74% for its I shares. The A share class of the Total Return Advantage Fund commenced operations on September 6, 1994 and the I share class of the Total Return Advantage Fund commenced operations on July 7, 1994.

                  The average annual total returns for the Intermediate Bond Fund's fiscal year ended May 31, 1998 were 2.59% (after taking the sales load into account) and 7.71% (without taking into account any sales load) for its A shares, 2.39% (after taking the sales load into account) and 7.39% (without taking into account any sales load) for its B shares and 8.09% for its I shares. The average annual total returns since the Intermediate Bond Fund's commencement of operations through May 31, 1998 were 6.28% (after taking into account the sales load) and 7.01% (without taking into account any sales load) for its A shares, (3.72)% (after taking the sales load into account) and 1.24% (without taking into account any sales load) for its B shares, and 7.64% for its I shares. The Intermediate Bond Fund commenced operations on December 20, 1989.

                  The average annual total returns for the Enhanced Income Fund's fiscal year ended May 31, 1998 were 3.77% (after taking the sales load into account) and 6.68% (without taking into account any sales load) for its A shares and 6.68% for its I shares. The average annual total returns since the Enhanced Income Fund's commencement of operations through May 31, 1998 were 5.29% (after taking into account the sales load) and 6.09% (without taking into account any sales load) for its A shares and 6.11% for its I shares. The A share class of the Enhanced Income Fund commenced operations on September 9, 1994 and the I share class of the Enhanced Income Fund commenced operations on July 7, 1994.

                  The average annual total returns for the GNMA Fund's ended May 31, 1998 were 3.70% (after taking the sales load into account) and 8.90% (without taking into account any sales load) for its A shares and 9.17% for its I shares. The average annual total returns since the GNMA Fund's commencement of operations through May 31, 1998 were 6.30% (after taking into account the sales load) and 9.35% (without taking into account any sales load) for its A shares and 8.55% for its I shares. The GNMA Fund commenced operations on August 10, 1994.

                  The average annual total returns for the Bond Fund's fiscal year ended May 31, 1998 were 3.14% (after taking the sales load into account) and 8.29% (without taking into account any sales load) for its A shares and, 3.36% (after taking the sales load into account) and 8.36% (without taking into account any sales load) for its B shares and 8.55% for its I shares. The average annual total returns since the Bond Fund's commencement of operations through May 31, 1998 were 5.03% (after taking into account the sales load) and 8.06% (without taking into account any sales load) for its A shares, (3.45)% (after taking the sales load into account) and 1.50% (without taking into account any sales load) for its B shares and 7.25% for its I shares. The Bond Fund commenced operations on August 10, 1994.

         Each Fund may also advertise the "aggregate total return" for its shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                       ERV
                           Aggregate Total Return = [(------)] - 1
                                                         P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.




                                    Aggregate       Aggregate
                                   Total Return    Total Return
                                       From            From
                                    Inception       Inception
                                     Through         Through
                                  5/31/98 (with      5/31/98
                                   Deduction of      (without
                                  Maximum Sales   Deduction for
                                     Charge)        Any Sales
                                                     Charge)       Inception
                                                                      Date

                                    Aggregate       Aggregate
                                   Total Return    Total Return
                                       From            From
                                    Inception       Inception
                                     Through         Through
                                  5/31/98 (with      5/31/98
                                   Deduction of      (without
                                  Maximum Sales   Deduction for
                                     Charge)        Any Sales
                                                     Charge)       Inception
                                                                      Date
Armada Total Return Advantage
Fund
    Class A                           28.55%          35.01%        09/06/94
    Class I                            N/A             N/A          07/07 /A
    B Shares                           N/A             N/A             N/A
Armada Intermediate Bond Fund
    Class A                           54.33%          62.10%        04/15/91
    Class I                            N/A            86.14%        12/20/89
    B Shares                         (3.72)%          1.24%          1/06/98
Armada Enhanced Income Fund
    Class A                           21.14%          24.62%        09/09/94
    Class I                            N/A            26.01%        07/07/94
    B Shares                           N/A             N/A             N/A
Armada GNMA Fund
    Class A                           11.06%          16.60%         9/11/96
    Class I                            N/A            36.66%         8/10/94
    B Shares                           N/A             N/A             N/A
Armada Bond Fund
    Class A                           8.79%           14.24%        09/11/96
    Class I                            N/A            30.53%        08/10/94
    B Shares                         (3.45)%          1.50%         01/06/98



                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


                  In addition, the Funds may also include in Materials, discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.



                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.


                  As of August 24 1998, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

Intermediate Bond Fund (I)

                                                 OUTSTANDING SHARES                         PERCENTAGE

SEI Trust Company                                  1,622,186.8240                              9.32%
Attn:  Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA  19456

Enhanced Income Fund (I)


                                                 OUTSTANDING SHARES                         PERCENTAGE



Key Trust Company                                   526,034.1660                               6.89%
FBO St. Luke's Self Ins.
P.O. Box 94871
Cleveland, OH  44101-4871

Sheldon & Co.                                     3,365,979.2080                              44.06%
Future Quest
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                     2,372,063.5720                              31.05%
Future Quest
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

c/o National City Bank                              629,262.3480                               8.24%
Sheldon & Co.-Pathway 49
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Bond Fund (I)

                                            OUTSTANDING SHARES                          PERCENTAGE

Sheldon & Co.                                  42,840,515.5450                              58.76%
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank                             11,608,613.0560                              15.92%
Sheldon & Co. Pathway 49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                  8,856,235.2400                              12.15%
Daily Valuation Acct.
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                  7,751,623.6110                              10.63%
c/o National City Bank
Trust Mutual Funds/Pooled
  Fund Conversion
P.O. Box 94984
Cleveland, OH  44101-4984

GNMA Fund (I)

                                            OUTSTANDING SHARES                          PERCENTAGE

National City Bank                             5,928,737.2400                           71.14%
Sheldon & Co. Pathay-49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Intermediate Bond Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                        21,009.9290                               7.87%
Brandon G. Schnorf
5217 Monroe Street
Suite A
Toledo, OH  43623-4604

Wheat, First FBO Marian L. Crayne, IRA               17,296.6160                               6.48%
5139 Jolly Road
Sylvania, OH  43560-9711


Wheat, First FBO Mary M.                             13,993.8860                               5.24%
Montgomery IRA
603 East 8th Street
Port Clinton, OH  43452-2014


Enhanced Income Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

David T. Olsen & Ann M. Olsen                        1,428.7530                                6.32%

2914 Dark Branch Road
Fayetteville, NC  28304-3717

Wheat First FBO Eleanor D.                           1,307.5850                                5.78%
  Hendershot IRA
351 Buckeye Drive
Berea, OH  44017-1303


Wheat First FBO Harvey M. Brunner,                   13,202.5370                              58.40%
Jr. IRA
700 Brick Mill Run, Apt. 106
Westlake, OH  44145-1655

Bond Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat First Union                                    5,166.3450                               19.35%
FBO Benjamin Kimmel IRA
c/o National City
10700 North Park Drive
Glen Allen, VA  23060-9243

Wheat, First Securities, Inc.                        3,719.3950                               13.93%
Anna M. Kusner
3501 Executive Parkway
Apt. 729
Toledo, OH  43606-5523

Wheat, First Securities, Inc.                        2,686.8610                               10.07%
9912 Young Road
Wattsburg, PA  16442-9529

Wheat, First Securities, Inc.                        2,439.9650                                9.14%
James R. Luke
62 North Lake Street
North East, PA  16428-1321

Wheat, First Securities, Inc.                        1,777.3620                                6.66%
7041 Truck World Blvd.
Hubbard, OH  44425-3254

GNMA Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Schweizer Dipple Inc.                                7,115.2620                               10.26%
401(k) Plan
Dennis J. Clark, Sr.
Attn:  Lynn E. Ulrich
7227 Division Street
Oakwood Village, OH  44146-5405

Wheat First Union
FBO Benjamin Kimmel IRA                              3,822.0020                                5.51%
c/o Nat City
10700 North Park Drive
Glen Allen, VA  23060-9243

Intermediate Bond Fund (B)

                                            OUTSTANDING SHARES                          PERCENTAGE

SEI Investments Co.                                   95.1180                              55.85%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

SEI Trust Company                                     71.0150                              41.70%
Custodian for the IRA
of Roger J. Thompson
25645 Buena Vista Road
Rockbridge, OH  43149-9507

Bond Fund (B)
                                            OUTSTANDING SHARES                          PERCENTAGE

Wheat, First Securities, Inc.                      4,204.4080                                60.88%
1190 Parkside Drive
Limestone, NY  14753-9704

Wheat First Securities, Inc.                       1,980.8340                                28.68%
4314 Churchill Rd.
Louisville, KY  40207-4047

                              FINANCIAL STATEMENTS

                  The audited financial statements contained in the annual report for the Funds for the fiscal year ended May 31, 1998 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to "D" either:

             - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

              - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.



                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to "D" either:

               - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

               - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                              CROSS REFERENCE SHEET
                              ---------------------

                            International Equity Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                               Equity Growth Fund
                             Tax Managed Equity Fund
                                Core Equity Fund
                               Equity Income Fund

Form N-1A Part B Item                               Statement of Additional
---------------------                               -----------------------
                                                    Information Caption
                                                    -------------------

1.   Cover Page.....................................Cover Page

2.   Table of Contents..............................Table of Contents

3.   General Information and History................Statement of Additional
                                                    Information

4.   Investment Objectives and Policies.............Risk Factors, Investment
                                                    Objectives and Policies

5.   Management of Registrant.......................Trustees and Officers

6.   Control Persons and Principal
     Holders of Securities .........................Description of Shares

7.   Investment Advisory and Other
     Services Management............................Advisory, Administration,
                                                    Distribution, Custody and
                                                    Transfer Agency Agreements

8.   Brokerage Allocation and
     Practices .....................................Risk Factors, Investment
                                                    Objectives and Policies

9.   Capital Stock and Other Securities.............Additional Purchase and
                                                    Redemption Information

10.  Purchase, Redemption and Pricing
     of Securities Being Offered ...................Additional Purchase and
                                                    Redemption Information

11.  Tax Status.....................................Additional Information
                                                    Concerning Taxes

12.  Underwriters...................................Not Applicable

13.  Calculation of Performance Data................Yield and Performance
                                                    Information

14.  Financial Statements...........................Financial Statements

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 18, 1998


                              SMALL CAP VALUE FUND

                               EQUITY GROWTH FUND

                               EQUITY INCOME FUND

                              SMALL CAP GROWTH FUND

                            INTERNATIONAL EQUITY FUND

                                CORE EQUITY FUND


                                EQUITY INDEX FUND

                             TAX MANAGED EQUITY FUND










This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated September 18, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                  TABLE OF CONTENTS


                                                                                                               Page

STATEMENT OF ADDITIONAL INFORMATION..............................................................................1

INVESTMENT OBJECTIVES AND POLICIES...............................................................................1


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................11

DESCRIPTION OF SHARES...........................................................................................15

ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................17

TRUSTEES AND OFFICERS...........................................................................................19

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
         TRANSFER AGENCY AGREEMENTS.............................................................................23

SHAREHOLDER SERVICES PLANS......................................................................................30

PORTFOLIO TRANSACTIONS..........................................................................................30

AUDITORS....................................................................................................... 31

COUNSEL........................................................................................................ 32

YIELD AND PERFORMANCE INFORMATION...............................................................................32

MISCELLANEOUS...................................................................................................37

FINANCIAL STATEMENTS............................................................................................52


APPENDIX A.....................................................................................................A-1

APPENDIX B.....................................................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Equity Index and Tax Managed Equity Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


                  Further information on National City Investment Management Company's ("IMC" or the "Adviser") investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.


                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

FOREIGN SECURITIES

                  Unanticipated political or social developments may affect the value of the International Equity Fund's investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size, relatively unseasoned nature of the securities markets and limited volume of trading in securities in certain of these countries may make the Fund's investments there illiquid and more volatile than investments in Japan or most Western European countries. In addition, the Fund may be required to establish special custodial or other arrangements before making certain investments. Moreover, there may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN GOVERNMENT OBLIGATIONS


                  The International Equity Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's or Sub-Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Equity Income and International Equity Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Equity Income and International Equity Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


                  When the Adviser or Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Equity Income and International Equity Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. Similarly, when the obligations held by the Funds create a short position in a foreign currency, the Funds may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of cash or liquid securities equal to the amount of the Equity Income or International Equity Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Funds hold a forward contract (or call option) permitting the Funds to sell the same currency at a price as high as or higher than the Funds' price to buy the currency.


CONVERTIBLE SECURITIES

                  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


                  In selecting convertible securities, the Adviser or Sub-Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser or Sub-Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

WARRANTS

                  Each Fund (other than the Equity Index Fund) may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.



FUTURES CONTRACTS AND RELATED OPTIONS

                  Each Fund (other than the Core Equity Fund) may invest in futures contracts and related options. For a detailed description of these investments and related risks, see Appendix B attached to this Statement of Additional Information.


"COVERED CALL" OPTIONS

                  As described in the Prospectus, each Fund (other than the Equity Index Fund) may write covered call options. A Fund will write call options only if they are "covered." The option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets of equal value are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.


                  A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

                  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

WHEN-ISSUED SECURITIES


                  Each Fund (other than the Equity Index Fund) may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.


                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT-TERM OBLIGATIONS

                  Each Fund may invest in various short-term obligations including those described below.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments). In addition, each Fund (other than the Equity Index Fund) may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund (other than the Equity Index Fund) may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.


                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Each Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.


                  Each Fund (other than the Equity Index Fund) may also make limited investments in "GICs" issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its Adviser or Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.


REPURCHASE AGREEMENTS


                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser or Sub Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.
Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS


                  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

                  Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.


U.S. GOVERNMENT OBLIGATIONS

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser or Sub-Adviser believes that the credit risk with respect thereto is minimal.


VARIABLE AND FLOATING RATE OBLIGATIONS


                  Each Fund (other than the Equity Index Fund) may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


SECURITIES OF OTHER INVESTMENT COMPANIES


                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

SHORT SALES

                  The Tax Managed Equity Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  The Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.


PORTFOLIO TURNOVER


                  Each Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds' annual portfolio turnover is not expected to exceed 100% under normal market conditions. The Equity Index and Tax Managed Equity Fund's annual portfolio turnover is not expected to exceed 10% and 25%, respectively, under normal market conditions.

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

                  With respect to the Equity Index Fund and unlike managed portfolios, the turnover of securities in an index portfolio is meant to correlate with the turnover of specific securities listed in the corresponding index. Therefore, the volume of transactions will normally correspond to the rate of turnover of securities in the index. Portfolio turnover may also be affected by cash requirements for redemptions of shares and by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover, however, is a function of the number of changes the S&P 500 will make over which the Adviser has no control.


ADDITIONAL INVESTMENT LIMITATIONS


                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).


                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.


                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In addition, the Tax Managed Equity Fund, may sell securities short "against the box."


                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.


                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                  As described in the Prospectus, I shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. A shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


                  For the fiscal year ended May 31, 1998, sales loads paid by shareholders of the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity and Tax Managed Equity Funds totaled $95,168, $41,437, $20,877, $6,437, $1,279, $4,313 and $3,756, respectively. As of May 31, 1998, the Equity Index Fund had not commenced operations.

                  Automatic investment programs such as the monthly savings program ("Planned Investment Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.

OFFERING PRICE PER A SHARE OF THE FUNDS

                  Illustrations of the computation of the offering price per A share of the Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1998 are as follows:



                                                       TABLE

                                               SMALL CAP VALUE FUND

Net Assets of A Shares...............................................................            $10,634,266

Outstanding A Shares.................................................................                687,309

Net Asset Value Per Share
($10,634,266 / 687,307)..............................................................                 $15.47

Sales Charge, 5.50% of
offering price (5.82% of

net asset value per share)...........................................................                   $.90

Offering to Public...................................................................                 $16.37


                                                EQUITY GROWTH FUND

Net Assets of A Shares...............................................................            $12,379,654

Outstanding A Shares.................................................................                579,917

Net Asset Value Per Share
($12,379,654 / 579,917)..............................................................                 $21.35

Sales Charge, 5.50% of
offering price (5.81% of
net asset value per share)...........................................................                  $1.24

Offering to Public...................................................................                 $22.59

                                                EQUITY INCOME FUND

Net Assets of A Shares...............................................................             $2,150,578

Outstanding A Shares.................................................................                122,810

Net Asset Value Per Share
($2,150,578 / 122,810)...............................................................                 $17.51

Sales Charge, 5.50% of
offering price (5.83% of
net asset value per share)...........................................................                  $1.02

Offering to Public...................................................................                 $18.53
*  Reflects current sales charge


                                             INTERNATIONAL EQUITY FUND

Net Assets of A Shares...............................................................               $275,859

Outstanding A Shares.................................................................                 25,486

Net Asset Value Per Share............................................................                 $10.82
($275,859 / 25,486)

Sales Charge, 5.50% of
offering price (5.82% of
net asset value per share)...........................................................                   $.63

Offering to Public...................................................................                 $11.45


                                               SMALL CAP GROWTH FUND

Net Assets of A Shares...............................................................               $330,681

Outstanding A Shares.................................................................                 28,324

Net Asset Value Per Share
($330,681 / 28,324)..................................................................                 $11.68

Sales Charge, 5.50% of
offering price (5.82% of
net asset value per share)...........................................................                   $.68

Offering to Public...................................................................                 $12.36


                                                 CORE EQUITY FUND

Net Assets of A Shares...............................................................               $407,574

Outstanding A Shares.................................................................                 35,955

Net Asset Value Per Share
($407,374 / 35,955)..................................................................                 $11.34

Sales Charge, 5.50% of
offering price (5.82% of
net asset value per share)...........................................................                   $.66

Offering to Public...................................................................                 $12.00


                                                 EQUITY INDEX FUND

Net Assets of A Shares...............................................................            $10,000,000

Outstanding A Shares.................................................................              1,000,000

Net Asset Value Per Share
($10,000,000  / 1,000,000)...........................................................                 $10.00

Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share)...........................................................                  $0.39

Offering to Public...................................................................                 $10.39


                                              TAX MANAGED EQUITY FUND

Net Assets of A Shares...............................................................                $10,375

Outstanding A Shares.................................................................                  1,045

Net Asset Value Per Share
($10,375 / 1,045)....................................................................                  $9.93

Sales Charge, 5.50% of
offering price (5.84% of
net asset value per share)...........................................................                   $.58

Offering to Public...................................................................                 $10.51

* Amounts are estimated as the Fund had not commenced operations as of May 31, 1998.



EXCHANGE PRIVILEGE


                  Investors may exchange all or part of their A or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Transfer Agent's financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of A shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES


                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectus, including. Twenty-three classes or series, which represent interests in the Equity Growth Fund (Class H, Class H
- Special Series 1 and Class H - Special Series 2), Equity Income Fund (Class M, Class M - Special Series 1 and Class M - Special Series 2), Small Cap Value Fund (Class N, Class N - Special Series 1 and Class N - Special Series 2), International Equity Fund (Class U, Class U - Special Series 1 and Class U - Special Series 2), Core Equity Fund (Class W, Class W - Special Series 1 and Class W - Special Series 2),Small Cap Growth Fund (Class X, Class X - Special Series 1 and Class X - Special Series 2), Equity Index Fund (Class V and Class V
- Special Series 1) and Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2).


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only I and A shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.


                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.



                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.


                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.


                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the

 Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.


                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                              TRUSTEES AND OFFICERS


                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------

Robert D. Neary                           Chairman of the Board and Trustee  Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                                                        April 1984 to September 1993; Director,
Pepper Pike, OH 44124                                                        Cold Metal Products, Inc., since March
Age 64                                                                       1994; Director, Zurn Industries, Inc.
                                                                             (building products and construction
                                                                             services), June 1995 to June 1998.

Herbert R. Martens, Jr.*                  President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                Corporation (bank holding company),
1965 East Sixth Street                                                       since July 1997; Chairman, President
Cleveland, OH  44114                                                         and Chief Executive Officer, NatCity
Age 46                                                                       Investments, Inc. (investment banking),
                                                                             since July 1995; President and Chief
                                                                             Executive Officer, Raffensberger,
                                                                             Hughes & Co. (broker-dealer) from 1993
                                                                             until 1995; President, Reserve Capital
                                                                             Group, from 1990 until 1993.

Leigh Carter*                             Trustee                            Retired President and Chief Operating
13901 Shaker Blvd., #6B                                                      Officer, B.F. Goodrich Company, August
Cleveland, OH  44120                                                         1986 to September 1990;  Director,
Age 73                                                                       Adams Express Company (closed-end
                                                                             investment company), April 1982 to December
                                                                             1997; Director, Acromed Corporation;
                                                                             (producer of spinal implants), June 1992 to
                                                                             March of 1998; Director, Petroleum &
                                                                             Resources Corp., April 1987 to December
                                                                             1997; Director, Morrison Products
                                                                             (manufacturer of blower fans and air moving
                                                                             equipment), since April 1983; Director,
                                                                             Kirtland Capital Corp. (privately funded
                                                                             investment group), since January 1992.

                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------


John F. Durkott                          Trustee                            President and Chief Operating Officer,
8600 Allisonville Road                                                      Kittle's Home Furnishings Center, Inc.,
Indianapolis, IN 46250                                                      since January 1982; partner, Kittles
Age 54                                                                      Bloomington Property Company, since January
                                                                            1981; partner, KK&D (Affiliated Real Estate
                                                                            Companies of Kittle's Home Furnishings
                                                                            Center), since January 1989.

Robert J. Farling                         Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                            Executive Officer, Centerior Energy
Westlake, OH  44145                                                          (electric utility), March 1992 to
Age 61                                                                       October 1997; Director, National City
                                                                             Bank,  until October 1997; Director,
                                                                             Republic Engineered Steels, since
                                                                             October 1997.

Richard W. Furst, Dean                    Trustee                            Professor of Finance and Dean, Carol
600 Autumn Lane                                                              Martin Gatton College of Business and
Lexington, KY  40502                                                         Economics, University of Kentucky,
Age 60                                                                       since 1981; Director, The Seed
                                                                             Corporation (restaurant group), since 1990;
                                                                             Director; Foam Design, Inc., (manufacturer
                                                                             of industrial and commercial foam products),
                                                                             since 1993.


Gerald L. Gherlein                        Trustee                            Executive Vice-President and General
3679 Greenwood Drive                                                         Counsel, Eaton Corporation, since 1991
Pepper Pike, OH  44124                                                       (global manufacturing); Trustee,
Age 60                                                                       Meridia Health System (four hospital
                                                                             health system, 1994 to 1998); Trustee, WVIZ
                                                                             Educational Television (public television).


J. William Pullen                         Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                        Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                            equipment distribution), since 1986;
P.O. Box 35900                                                               President and Chief Executive Officer,
Louisville, KY 40232-5900                                                    American Contractors Rentals & Sales
Age 59                                                                       (rental subsidiary of Whayne Supply
                                                                             Co.), since 1988.

W. Bruce McConnel, III                    Secretary                          Partner of the law firm
Philadelphia National                                                        Drinker Biddle & Reath LLP,
  Bank Building                                                              Philadelphia, Pennsylvania.
1345 Chestnut Street
Suite 1100
Philadelphia, PA  19107
Age 55

                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------


Carol L. Rooney                           Treasurer                          Director of SEI Fund Resources since
c/o SEI Fund Resources                                                       1992.
One Freedom Valley Drive
Oaks, PA 19456
Age 34
Kathryn L Stanton                         Assistant Treasurer                Vice President and Assistant Secretary
c/o SEI Fund Resources                                                       of SEI Fund Resources and SEI
One Freedom Valley Drive                                                     Investments Distribution Co. since
Oaks, PA 19456                                                               1994; Associate, Morgan Lewis & Bockius
Age 39                                                                       (law firm).



--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.



Each trustee of the Trust serves as a trustee of The Parkstone Group of Funds ("Parkstone") and The Parkstone Advantage Fund ("Parkstone Advantage"), registered investment companies.

                  Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to IMC, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  With respect to the Trust, Parkstone and Parkstone Advantage, each trustee receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The three fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the year ended May 31, 1998, the Trust's trustees and officers as a group received aggregate fees of $199,375. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1998:


                                                            Pension or
                                                            Retirement                                   Total
                                                         Benefits Accrued                            Compensation
                                         Aggregate          as Part of            Estimated         from the Trust
              Name of                   Compensation        the Trust's       Approval Benefits        and Fund
          Person, Position             from the Trust        Expenses          Upon Retirement         Complex*
          ----------------             --------------        --------          ---------------         --------

Robert D. Neary,                          $31,500               $0                   $0                 $31,500
Chairman and Trustee
Thomas R. Benua, Jr.,                      $4,375               $0                   $0                 $4,375
Trustee**
Leigh Carter, Trustee                     $27,750               $0                   $0                 $27,750
John F. Durkott, Trustee                  $27,750               $0                   $0                 $27,750
Robert J. Farling, Trustee***             $20,875               $0                   $0                 $20,875
Richard W. Furst, Trustee                 $27,750               $0                   $0                 $27,750
Gerald L. Gherlein, Trustee***            $27,750               $0                   $0                 $27,750
Herbert R. Martens, Jr.,***                  $0                 $0                   $0                   $0
President and Trustee
J. William Pullen, Trustee                $24,750               $0                   $0                 $24,750
Richard B. Tullis, Trustee**               $6,875               $0                   $0                 $6,875



---------------------------------

* The "Fund Complex" consists of Armada Funds, The Parkstone Group of Funds and The Parkstone Advantage Funds. Each of the Trustees serves as Trustee to all three investment companies or the Trustees became Trustees of The Parkstone Group of Funds and The Parkstone Advantage Fund effective August 14, 1998.

** Messrs. Benua and Tullis resigned as Trustees effective July 17, 1997 and November 19, 1997, respectively.

*** Messrs. Farling, Gherlein and Martens became Trustees as of November 19, 1997, July 17, 1997 and November 19,
         1997, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY


                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.



                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


                  IMC serves as investment adviser to the: (a) Small Cap Value Fund, Small Cap Growth and International Equity Funds under an Advisory Agreement dated August 13, 1998; (b) Equity Growth and Equity Income Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity Fund under an Advisory Agreement dated June 29, 1998; (d) Equity Index and Tax Managed Equity Funds under an Advisory Agreement dated April 9, 1998. National Asset Management Corporation ("NAM") serves as investment sub-adviser to the Core Equity Fund (the "sub-adviser"). Prior to such dates, National City Bank or an affiliate served as adviser to the Funds other than the Core

Equity Fund. Prior to June 29, 1998, NAM served as adviser to the Core Equity Fund. IMC, National City Bank and these affiliates (including NAM until March 6,
1998) are affiliates of National City Corporation, a bank holding company with $81 billion in assets, and headquarters in Cleveland, Ohio and over 1,000 branch offices in six states.

                  Pursuant to the advisory agreements in effect for the following periods, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1998, 1997 and 1996: (i) $1,989,606 (after waivers of $0), $982,053, and $571,860 with respect to the Small Cap Value Fund;
(ii) $2,395,579 (after waivers of $0), $1,612,194, and $1,114,914 with respect to the Equity Growth Fund; and (iii) $1,237,195 (after waivers of $0), $669,107, and $370,633 with respect to the Equity Income Fund. For the period from August 1, 1997 (commencement of operations) to May 31, 1998, the Small Cap Growth, International Equity and Core Equity Funds incurred advisory fees in the amount of $208,833, $570,684 and $608,222, (after fee waivers of $18,000, $50,784 and
$64,683) respectively. For the period from April 9, 1998 (commencement of operations) to May 31, 1998, the Tax Managed Equity Fund incurred advisory fees in the amount of $173,851 (after fee waivers of $0). As of May 31, 1998, the Equity Index Fund had not yet commenced operations.

                  Each Advisory and Sub-Advisory Agreement provides that the Adviser and sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory or Sub-Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or sub-adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                  The Advisory Agreement relating to the Small Cap Value, Small Cap Growth and International Equity Funds was approved by the shareholders of these Funds on August 13, 1998. The Advisory Agreement relating to the Equity Growth and Equity Income Funds was approved by the shareholders of each of these Funds on November 19, 1997. With respect to the Core Equity Fund, the Advisory Agreement with National City and the Sub-Advisory Agreement with NAM was approved by the Fund's shareholders on June 29, 1998. The Advisory Agreement relating to the Equity Index and Tax Managed Equity Funds was approved by their sole shareholders prior to the Funds' commencement of operations. Unless sooner terminated, the Advisory Agreements will continue in effect with respect to the Funds to which they relate until September 30, 1999 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements and Sub-Advisory Agreement may be terminated by the Trust or the Adviser or sub-advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISER

                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment Adviser, transfer agent, or custodian to such an investment company. The Adviser believes that it may perform the services for the Fund contemplated by its Advisory Agreement with the Trust as described in such agreement without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Adviser from continuing to perform services for the Trust. If the Adviser were prohibited from providing services to the Fund, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the Adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION AGREEMENT

                  The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective May 1, 1998.

                  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

                  The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boy 1784 Funds(R), CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

                  The Administrator is entitled to receive with respect to the Funds, an administrative fee, computed daily and paid monthly, at an annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first eighteen (18) billion dollars in assets, and .06% of the aggregate average daily net assets over eighteen (18) billion dollars in assets, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds. The Trust incurred the following fees to SEI for the period from May 1, 1998 (April 9, 1998 in the case of the Tax Managed Equity Fund pursuant to an agreement substantially identical to the Administration Agreement) through May 31, 1998: $16,100 (after waivers of $0) with respect to the Small Cap Value Fund; $19,814 with respect to the Equity Growth Fund (after waivers of $0); $ 10,576 (after waivers of $0) with respect to the Equity Income Fund; $4,252 (after waivers of $0) with respect to the Small Cap Growth Fund; $8,857 (after waivers of $0) with respect to the International Equity Fund; $6,096 (after waivers of $0) with respect to the Core Equity Fund; and $15,886 (after waivers of $0) with respect to the Tax Managed Equity Fund. As of May 31, 1998, the Equity Index Fund had not commenced operations.

                  Prior to May 1, 1998, PFPC served as the administrator and accounting agent to the Funds other than the Tax Managed Equity Fund. Pursuant to the former Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the period from June 1, 1997 to April 30, 1998 and the fiscal years ended May 31, 1997 and 1996 : $227,796, $130,930 and $76,026 (after waivers of $0, $0 and $0) with respect to the Small Cap Value Fund; $264,998, $208,810 and $148,244 (after waivers of $0, $0 and $0) with respect to the Equity Growth Fund; and $148,763, $89,214 and $49,418

(after waivers of $0, $0 and $0) with respect to the Equity Income Fund. For the period from August 1, 1997 (commencement of operations) to April 30, 1998, the Small Cap Growth, International Equity and Core Equity Funds incurred the following fees to PFPC pursuant to the former Administration and Accounting Services Agreement: $7,970 (after waivers of $17,879) with respect to the Small Cap Growth Fund; $0 (after waivers of $71,716) with respect to the International Equity Fund; and $0 (after waivers of $80,647) with respect to the Core Equity Fund.

                  IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, National City Bank receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of
 .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $15 billion, and .015% of the aggregate average daily net assets over $15 billion.


DISTRIBUTION PLANS AND RELATED AGREEMENT


                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for A and I shares (the "A and I Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of I and A shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


                  The A and I Shares Plan provides that each fund will reimburse the Distributor for distribution expenses related to the distribution of I and A shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of the average net assets of such class. Distribution expenses reimbursable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.


                  Under the former A and I Shares Plan and related distribution agreement (effective for the period from June 1, 1997 to May 1, 1998) each fund compensated the Distributor for distribution expenses related to the distribution of I and A shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. This former Plan provided that the Trust pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trusts' investment funds with respect to the I and A shares.

                  For the fiscal year ended May 31, 1998, the Trust paid the Distributor the approximate amounts of $158,000, $160,000 $95,000, $15,000, $50,000, $55,000, and $14,000 with respect to the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, and Tax Managed Equity Funds under the A and I Shares Plan and B Shares Plan for its distribution services and shareholder service assistance.

                  Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.


                   As of May 31, 1998, the Equity Index Fund had not commenced operations.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian.


                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.



                           SHAREHOLDER SERVICES PLANS


                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan for A shares and the B Shares Plan for each Fund's B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of A shares or B shares in consideration for the payment of up to .25% (on an annualized basis), of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in A or B shares;
(v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS


                  Pursuant to its Advisory Agreements with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser or Sub-adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1998, 1997 and 1996, the Small Cap Value, Equity Growth and Equity Income Funds paid $780,933, $421,322 and $356,904; $1,398,444, $803,733 and $265,644; $86,349, $102,856 and $102,100
in brokerage commissions, respectively. For the period from August 1, 1997 (commencement of operations) to May 31, 1998, the Small Cap Growth, International Equity and Core Equity Funds paid $51,366, $290,141 and $0, in brokerage commissions, respectively. For the period from April 9, 1998 (commencement of operations) to May 31, 1998, the Tax Managed Equity Fund paid $0 in brokerage commissions. As of May 31, 1998, the Equity Index Fund had not yet commenced operations.

                  While the Adviser (including the Sub-adviser) generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 1998, (a) the Small Cap Growth Fund had entered into repurchase transactions with: Goldman Sachs; (b) the International Equity Fund had entered into repurchase transactions with: Goldman Sachs; (c) the Core Equity Fund had entered into repurchase transactions with: Goldman Sachs; and (d) the Tax Managed Equity Fund had entered into repurchase transactions with: Goldman Sachs.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by each of the Advisory Agreements, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.



                                    AUDITORS


                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1998, for all the Funds (other than the Equity Index Fund), which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                        YIELD AND PERFORMANCE INFORMATION


                  The Equity Income Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                          a-b
                           Yield = 2 [(------)6 - 1]
                                          cd + 1

         Where:   a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period (net of
                           reimbursements).

                  c =      the average daily number of shares
                           outstanding during the period that were
                           entitled to receive dividends.

                  d = maximum offering price per share on the last day of the period.

                  The Equity Income Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1998, the yields of the A and I shares of the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity and Tax Managed Equity Funds were 0.41% and 0.66%, (.36)% and (.13)%, 1.52% and 1.85%, (.48%) and (.26%), 0% and
0%, (.25%) and (.01%), and .87% and .92%, respectively.

                  Each Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                                             ERV  1/n
                                    T = [(-----) - 1]
                                               P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                       ERV
                                            T =        (---)  - 1
                                                         P


                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the one year period ended May 31, 1998 were 12.93% (after taking the sales load into account) and 19.51% (without taking into account any sales load), for the Small Cap Value Fund's A shares, 14.12% (after taking the sales load into account) and 19.12% (without taking into account any sales load) for its B shares and 19.82% for the Small Cap Value Fund's I shares. The average annual total returns since the Small Cap Value Fund's commencement of operations through May 31, 1998 were 18.41% (after taking into account the sales load) and 20.18% (without taking into account any sales load), for its A shares, (4.08%) (after taking the sales load into account) and 0.92% (without taking into account any sales load) for its B shares, and 21.00% for the I shares.

                  The average annual total returns for the one year period ending May 31, 1998 were 21.24% (after taking the sales load into account) and 28.32% (without taking into account any sales load), for the Equity Growth Fund's A Shares, 22.90% (after taking the sales load into account) and 27.90% (without taking into account any sales load) for its B shares and 28.65% for the Equity Growth Fund's I shares. The average annual total returns since the Equity Growth Fund's commencement of operations through May 31, 1998 were 14.26% (after taking into account the sales load) and 15.17% (without taking into account any sales load), for its A shares, 4.47% (after taking the sales load into account) and 9.47% (without taking into account any sales load) for its B shares, and 15.93% for the I shares.

                  The average annual total returns for the one year period ended May 31, 1998 were 18.55% (after taking the sales load into account) and 25.41`% (without taking into account any sales load), for the Equity Income Fund's A shares, 20.58% (after taking the sales load into account) and 25.58% (without taking into account any sales load) for its B shares and 25.69% for the Equity Income Fund's I shares. The average annual total returns since the Equity Income Fund's commencement of operations through May 31, 1998 were 19.13% (after taking into account the sales load) and 20.94% (without taking into account any sales load), for its A shares, 4.39% (after taking the sales load into account) and 9.39% (without taking into account any sales load) for its B shares, and 21.17% for the I shares.

                  The cumulative total returns for the period since commencement of operations (August 1, 1997 with respect to A and I shares and January 6, 1998 with respect to B shares until May 31, 1998 were 10.76% (after taking the sales load into account) and 17.18% (without taking into account any sales load), for the Small-Cap Growth Fund's A shares, 4.59% (after taking the sales load into account) and 9.59% (without taking into account any sales load) for its B shares and 17.35% for the Small-Cap Growth Fund I shares.

                  The cumulative total returns for the period since commencement of operations (August 1, 1997 with respect to A and I shares and January 6, 1998 with respect to B shares) until May 31, 1998 were 2.34% (after taking the sales load into account) and 8.28% (without taking into account any sales load), for the International Equity Fund's A shares, 11.45% (after taking the sales load into account) and 16.45% (without taking into account any sales load) for its B shares and 8.76% for the International Equity Fund's I shares.

                  The cumulative total returns for the period since commencement of operations (August 1, 1997 with respect to A and I shares and January 6, 1998 with respect to B shares) until May 31, 1998 were 7.61% (after taking the sales load into account), and 13.85% (without taking into account any sales load) for the Core Equity Fund's A shares, 5.54% (after taking the sales load into account) and 10.54% (without taking into account any sales load) for its B shares and 14.03% for the Core Equity Fund's I shares.

                  Each Fund may also advertise the "aggregate total return" for its Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                              ERV
                           Aggregate Total Return = [(------)] - 1
                                                              P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                                    Aggregate       Aggregate
                                   Total Return    Total Return   Inception
                                       From            From       Date
                                    Inception       Inception
                                     Through         Through
                                     -------         -------
                                  5/31/98 (with      5/31/98
                                   Deduction of      (without
                                  Maximum Sales   Deduction for
                                     Charge)        Any Sales
                                                     Charge)
Armada Small Cap Value Fund
    Class A                           89.79%         100.80%        08/15/94
    Class I                            N/A           108.21%        07/26/94
    B Shares                         (4.08)%           .92%         01/06/98

                                    Aggregate       Aggregate
                                   Total Return    Total Return   Inception
                                       From            From       Date
                                    Inception       Inception
                                     Through         Through
                                     -------         -------
                                  5/31/98 (with      5/31/98
                                   Deduction of      (without
                                  Maximum Sales   Deduction for
                                     Charge)        Any Sales
                                                     Charge)

Armada Equity Growth Fund
    Class A                          158.64%         173.66%         4/15/91
    Class I                            N/A           248.28%        12/20/89
    B Shares                          4.47%           9.47%         01/06/98
Armada Equity Income Fund
    Class A                           93.55%         104.87%         8/22/94
    Class I                            N/A           112.07%        07/01/94
    B Shares                          4.39%            9.39         01/06/98

Armada Small Cap Growth Fund
    Class A                           10.76%          17.18%         8/01/97
    Class I                            N/A            17.35%         8/01/97
    B Shares                          4.59%           9.59%         01/06/98
Armada International Equity Fund
    Class A
    Class I
    B Shares                          2.34%           8.28%          8/01/97
                                       N/A            8.76%          8/01/97
                                      11.45%          16.45%        01/06/98
Armada Core Equity Fund
    Class A                           7.61%           13.85%         8/01/97
    Class I                            N/A            14.03%         8/01/97
    B Shares                          5.54%           10.54%        01/06/98


                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.


                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments (with respect to the Equity and Equity Income Funds), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.



                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.

                  As of August 24, 1998, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

Equity Growth Fund (I)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Whitelaw & Co.                                     12,303,990.8100                            25.58%
Daily Valuation Acct.
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                      11,648,336.1360                            24.22%
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                     6,479,722.9130                             13.47%
c/o National City Bank
Trust Mutual Funds/Pooled
  Fund Conversion
P.O. Box 94984
Cleveland, OH  44101-4984

National City Non-Contributing                     2,927,864.0760                              6.09%
Retirement Trust
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank                                 2,568,374.3660                              5.34%
Sheldon & Co. Pathway - 49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


International Equity Fund

                                                   OUTSTANDING SHARES                         PERCENTAGE


National City Non-Contributory                       6,233,346.6340                             45.17%
Retirement Trust
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                       2,116,975.9390                             15.34%
c/o National City
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                       1,419,862.2260                             10.29%
c/o National City
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank                                    815,525.1940                               5.91%
Sheldon & Co. Pathway - 49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


Total Return Advantage Fund (A)

                                                   OUTSTANDING SHARES                         PERCENTAGE

Fifth Third Bank                                      104,640.9370                              37.65%
P.O. Box 630074
Cincinnati, OH  45263-0778

Fifth Third Bank                                       98,788.0010                              35.55%
P.O. Box 630074
Cincinnati, OH  45263-0778


Tax Managed Equity Fund (A)

                                                     OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                            8,333.9490                               39.74%
130 Penn Street
New Bethlehem, PA  16242-1042

Robert Thomas Securities                                 7,816.9040                               37.28%
Attn:  Mutual Funds Transfer
880 Carillon Parkway
St. Petersburg, FL  33733

Tracy L. Sambuco, Custodian                              1,978.2390                                9.43%
Austin P. Sambuco, UTMA-OH
48970 Cadiz Harrisville Rd.
Cadiz, OH  43907-9707

Wheat, First Securities Inc.                             1,311.8060                                6.26%
1717 Tenth Street
Cuyahoga Falls, OH  44221-4511


Small Cap Growth Fund (I)

                                                 OUTSTANDING SHARES                         PERCENTAGE

National City Corporation                           1,442,921.50%                             29.00%
Non-Contributory Retirement Trust
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                      642,645.7880                              12.92%
c/o National City
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                      588,550.5820                              11.83%
c/o National City
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

National City Bank                                  556,970.7700                              11.19%
Sheldon & Co. Pathway-49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                      279,497.2410                               5.62%
c/o National City
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Core Equity Fund (I)

                                                 OUTSTANDING SHARES                         PERCENTAGE

National City Non-Contributory                     9,555,847.0150                             97.30%
Retirement Trust
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Small Cap Value Fund (I)
                                                   OUTSTANDING SHARES                         PERCENTAGE

Sheldon & Co.                                        5,344,617.8580                             29.22%
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                        5,268,658.1970                             28.81%
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

c/o National City Bank                               2,862,283.2470                             15.65%
Sheldon & Co. - Pathway 49
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                        1,559,966.0240                              8.53%
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank, Whitelaw & Co.                   1,504,410.7620                              8.23%
Daily Valuation Account
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777


Total Return Advantage Fund (I)
                                                   OUTSTANDING SHARES                         PERCENTAGE

Sheldon & Co.                                        18,665,180.9850                            61.88%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.                                        6,219,882.8580                             20.62%
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777


Sheldon & Co.                                        3,449,617.9060                             11.44%
c/o National City Bank
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777

Tax Managed Equity Fund (I)
                                                   OUTSTANDING SHARES                         PERCENTAGE

Sheldon & Co.                                        15,486,746.7950                            98.71%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984



Equity Index Fund (I)
                                                   OUTSTANDING SHARES                         PERCENTAGE

Whitelaw & Co.                                       5,450,034.4100                             46.66%
Daily Valuation Account
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Whitelaw & Co.                                       3,429,053.9210                             29.36%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Whitelaw & Co. - Voyage                              2,760,871.5910                             23.64%
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777


Equity Income Fund (I)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Sheldon & Co.                                      12,832,388.4030                            52.16%
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

c/o National City Bank                             1,539,738.7840                              6.26%
Sheldon & Co. - Pathway - 49
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National City  Bank, Cleveland                     2,842,039.8750                             11.55%
Non-Contributory Retirement Trust
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Small Cap Value Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Citicorp USA, Inc.                                   76,335.8780                               8.73%
As Custodian for Marlboro
  Equity Partners
One Sansome St., 24th Floor
San Francisco, CA  94104-4448

Citicorp USA Inc.                                    76,335.8780                               8.73%
As Custodian for Suzanne Tito
One Sansome Street, 24th Floor
San Francisco, CA  94104-4448


International Equity Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat First Securities, Inc.                         2,563.2480                                5.61%
9912 Young Road
Wattsburg, PA  16442-9529

Equity Growth Fund (A)

                                                 OUTSTANDING SHARES                         PERCENTAGE

State Street Bank & Trust                          3,716,139.2020                             85.63%
FBO First Energy Corp.
   Savings Plan
200 Newport Avenue
North Quincey, MA  02171


Small Cap Growth Fund (A)

                                                      OUTSTANDING SHARES                         PERCENTAGE

Capital Network Services                                  5,863.9560                               14.39%
One Bush Street, 11th Floor
San Francisco, CA  94104-4425

Schweizer Dipple Inc. (401k Plan)                         2,528.9690                                6.20%
James G. Dwyer
Attn:  Lynn E. Ulrich
7227 Division Street
Oakwood Village, OH  44146-5405

Schweizer Dipple Inc. (401k Plan)                         2,428.3170                                5.96%
James G. Dwyer
Attn:  Lynn E. Ulrich
7227 Division Street
Oakwood Village, OH  44146-5405

Core Equity Fund (A)

                                                    OUTSTANDING SHARES                         PERCENTAGE

Wheat First FBO                                         5,039.7710                                9.79%
Vincent A. DiGirolamo &
Nancy S. DiGirolamo
2002 Fox Trace Trail
Cuyahoga Falls, OH  44223-3738

Charles W. Edwards, Jr.                                 2,577.3200                                5.01%
570 Bennett Way
Florence, AL  35634-2604

Wheat First Securities, Inc.                            10,662.2800                              20.71%
FBO Everette M. Bride
RD #1 Box 155 B1

SEI Trust Company for the                               3,710.9890                                7.21%
  Rollover of Macklin H. Thomas
2418 E. 91st Street
Indianapolis, IN  46240-2010

Wheat, First Securities, Inc.                           3,572.5260                                6.94%
122 Oberlin Dr.
Butler, PA  16001-1710

Wheat, First Securities, Inc.                           3,073.4670                                5.97%
Erskine X-Press Inc.
John R. Swab, Sr.
6210 Center Road
Lowellville, OH  44436-9521

International Equity Fund (B)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities                              1,655.8570                               93.64%
1190 Parkside Drive
Limestone, NY  14753-9704

SEI Investments Co.                                   107.5270                                 6.08%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456



Core Equity Fund (B)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Richard P. Nover                                      176.8350                                25.69%
Kathleen Cain Nover
3146 Sable Ridge Place
Greenwood, IN  46142-9773

James H. Turner                                       173.1600                                25.16%
137 Vanderbilt Drive
Lexington, KY  40517-1540

SEI Trust Company                                     146.0190                                21.21%
Custodian for the IRA of
  Jack Lewis
10099 Meadville St., Lot 31
Cranesville, PA  16410-9331

SEI Investments Co.                                    96.9930                                14.09%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

Wheat, First Securities, Inc.                          90.9220                                13.21%
802 Broad Street
New Bethlehem, PA  16242-1108

Equity Growth Fund (B)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                        2,099.6960                               33.33%
1190 Parkside Drive
Limestone, NY  14753-9704

Wheat, First Securities, Inc.                        1,158.4800                               18.39%
12435 Pearl Road
Chardon, OH  44024-9125

Wheat, First Securities, Inc.                        1,090.1560                               17.31%
John K. Wojchowski IRA
Box 48 West Street
Mt. Pleasant, OH  43939-0048

Wheat, First Securities, Inc.                         499.0930                                 7.92%
1016 Westgate Place
Louisville, KY  40207-2327

Equity Income Fund (B)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                        3,134.3780                               43.78%
1190 Parkside Drive
Limestone, NY  14753-9704

Wheat, First Securities, Inc.                        1,435.1320                               20.05%
12435 Pearl Road
Chardon, OH  44024-9125

Wheat, First Securities, Inc.                        1,170.2750                               16.35%
4314 Churchill Rd.
Louisville, KY  40207-4047

Wheat, First Securities, Inc.                         458.7160                                 6.41%
72 Birchwood Drive
Transfer, PA  16154-2406



Small Cap Growth Fund (B)


SEI Investments Co.                                    93.8090                                95.66%
Attn: Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

Small Cap Value Fund (B)

                                                     OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                            2,262.5880                               21.36%
John K. Wojchowski IRA
WFS AS Custodian
Box 48, West Street
Mount Pleasant, OH  43939-0048

Wheat, First Securities, Inc.                            1,239.6540                               11.70%
1190 Parkside Drive
Limestone, NY  14753-9704

Wheat, First Securities, Inc.                             873.3290                                 8.24%
Daniel P. Schultz IRA
WFS AS Custodian
7917 Conifer Drive
Louisville, KY  40258-2236

Wheat, First Securities, Inc.                             743.7460                                 7.02%
1016 Westgate Place
Louisville, KY  40207-2327

Wheat, First Securities, Inc.                             597.6780                                 5.64%
8123 Shobe Lane
Louisville, KY  40228-2274

Tax Managed Equity Fund (B)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat, First Securities, Inc.                        5,928.8540                               35.21%
6706 Old Healey Road
Louisville, KY  40299-5206

Wheat, First Securities, Inc.                        3,622.7540                               21.52%
Anna M. Kusner
3501 Executive Parkway
Apt. 729
Toledo, OH  43606-5523

Wheat, First Securities, Inc.                        2,516.7600                               14.95%
Indar M. Jhamb MD. PSP & TR
Indar M. Jhamb MD. TTEE
FBO Indarr M. Jhamb MD.
1228 Ashley Circle

Wheat, First Securities, Inc.                        2,366.1010                               14.05%
Lois S. Wood
266 Windemere Place
Westerville, OH  43082-6349

Wheat, First Securities, Inc.                        2,272.7270                               13.50%
10 Jordan Drive
Norwich, OH  43767-9770

Wheat, First Securities, Inc.                         566.0940                                 5.34%
19645 Detroit Rd., Box 238
Rocky River, OH  44116-1811

Wheat, First Securities, Inc.                         562.8520                                 5.31%
Linda D. Musick
Lisa A. Skaggs
2779 Stuart Road
Rockbridge, OH  43149

                              FINANCIAL STATEMENTS


                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1998 are hereby incorporated herein by reference. Copies of the Funds' annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                   APPENDIX A


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS


                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

COMMERCIAL PAPER RATINGS


                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:


                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:


                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

                                   APPENDIX B


                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index and Tax Managed Equity Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

         Index Futures Contracts


                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.


                  The Equity Index Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.


                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of the Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

         Margin Payments

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

         Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


                  When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.


                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.


                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Options on Futures Contracts


                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Funds will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


         Other Matters


                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                              CROSS REFERENCE SHEET
                              ---------------------

                              Ohio Tax Exempt Fund
                           Pennsylvania Municipal Fund
                            National Tax Exempt Fund

Form N-1A Part B Item                                Statement of Additional
---------------------                                -----------------------
                                                     Information Caption
                                                     -------------------

1.   Cover Page......................................Cover Page

2.   Table of Contents...............................Table of Contents

3.   General Information and History.................Statement of Additional Information

4.   Investment Objectives and Policies..............Risk Factors, Investment Objectives and
                                                     Policies

5.   Management of Registrant........................Trustees and Officers

6.   Control Persons and Principal
     Holders of Securities ..........................Description of Shares

7.   Investment Advisory and Other
     Services Management.............................Advisory, Administration,
                                                     Distribution, Custody and
                                                     Transfer Agency Agreements


8.   Brokerage Allocation and Other
     Practices.......................................Risk Factors, Investment
                                                     Objectives and Policies

9.   Capital Stock and Other Securities..............Additional Purchase and
                                                     Redemption Information

10.  Purchase, Redemption and Pricing
     of Securities Being Offered.....................Additional Purchase and
                                                     Redemption Information

11.  Tax Status......................................Additional Information
                                                     Concerning Taxes

12.  Underwriters....................................Not Applicable

13.  Calculation of Performance Data.................Yield and Performance
                                                     Information

14.  Financial Statements............................Financial Statements

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 18, 1998




                              OHIO TAX EXEMPT FUND
                           PENNSYLVANIA MUNICIPAL FUND
                            NATIONAL TAX EXEMPT FUND








This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated September 18, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                  TABLE OF CONTENTS
                                                  -----------------
                                                                                                               PAGE


STATEMENT OF ADDITIONAL INFORMATION..............................................................................1
INVESTMENT OBJECTIVES AND POLICIES...............................................................................1
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................15
DESCRIPTION OF SHARES...........................................................................................18
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................19
TRUSTEES AND OFFICERS...........................................................................................22
ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
  AND TRANSFER AGENCY AGREEMENTS................................................................................27
SHAREHOLDER SERVICES PLAN.......................................................................................32
PORTFOLIO TRANSACTIONS..........................................................................................33
AUDITORS....................................................................................................... 34
COUNSEL.......................................................................................................  34
YIELD AND PERFORMANCE INFORMATION...............................................................................35
MISCELLANEOUS...................................................................................................40
FINANCIAL STATEMENTS............................................................................................42
APPENDIX A.....................................................................................................A-1


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds (the "Funds"). The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Pennsylvania Municipal Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor fund to the Pennsylvania Municipal Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Predecessor fund to the Pennsylvania Municipal Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor fund to the Pennsylvania Municipal Fund offered and sold shares of stock that were similar to the Trust's A shares of beneficial interest.


                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, and Moody's for Municipal Securities and other securities which may be held by the Funds.

MUNICIPAL SECURITIES

                  As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Funds also may invest in "moral obligation" issues, which are normally issued by special purpose authorities. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities. Private activity bonds may be purchased if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

                  Ohio and Pennsylvania Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Ohio and Pennsylvania Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Ohio or Pennsylvania Municipal Securities the Ohio Tax Exempt or Pennsylvania Municipal Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Ohio Tax Exempt or Pennsylvania Municipal Fund may invest and, therefore, on the shares of the Fund.


                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.


                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.


OTHER TAX-EXEMPT INSTRUMENTS

                  Investments by the Funds in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by their adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Funds' adviser be equivalent to the long-term bond or commercial paper ratings stated above. The adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

STAND-BY COMMITMENTS

                  Each Fund may acquire stand-by commitments (also known as put options) with respect to Municipal Securities held in its portfolio. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). A Fund will not acquire a stand-by commitment unless immediately after the acquisition, not more than 5% of its total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

                  The Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable only with the underlying Municipal Securities which may be sold to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

                  The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value, the Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

                  Each Fund intends to enter into stand-by commitments only, with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Securities subject to the commitment. Thus, the risk of loss to the Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase Municipal Securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When the Funds engage in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SECURITIES OF OTHER INVESTMENT COMPANIES


                  Each Fund may invest in securities issued by other investment companies which invest in high quality, short term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the adviser.


TAXABLE MONEY MARKET INSTRUMENTS

                  As consistent with its investment objective and policies, each Fund may invest in various Taxable Money Market Instruments such as bank obligations, commercial paper, repurchase agreements and U.S. Government Obligations. The Funds may also invest in guaranteed investment contracts ("GICs").

                  Bank obligations include bankers' acceptances generally having a maturity of six months or less, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and, with respect to the Ohio Tax Exempt Fund, time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments include commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments). In addition, the Funds may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the adviser believes that the credit risk with respect thereto is minimal.

                  The Funds may make limited investments in GICs issued by U.S. insurance companies. Each Fund will purchase a GIC only when the adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more Rating Agencies.

VARIABLE AND FLOATING RATE OBLIGATIONS

                  The Funds may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the investing Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Funds might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

ADDITIONAL INVESTMENT LIMITATIONS

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "Commodities" includes Commodity Contracts.


                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.


                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

                  With respect to each of the Ohio Tax Exempt and Pennsylvania Municipal Funds, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN OHIO MUNICIPAL SECURITIES

                  As described in the Prospectus, the Ohio Tax Exempt Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Tax Exempt Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

                  Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

                  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


                  The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Tax Exempt Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

                  Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.


                  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


                  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Tax Exempt Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


                  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


                  The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

                  Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

                  A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.


                  None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

                  The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

                  From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount.

The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF and the $263 million balance to a State income tax reduction fund.

                  The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

                  The BSF had a July 30, 1998 balance of more than $862 million.

                  The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

                  By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At July 30, 1998, $1.14 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding or awaiting delivery) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).


                  The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

                  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities

Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding at July 30, 1998

                  The State estimates that aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of July 30, 1998) to be approximately $30.7 million (of which $27.2 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


                  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

                  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

                  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


                  Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of July 30, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 24, 1998) to permit time for responsive corrective actions. The parties await eventual trial court decision, on the adequacy of steps taken to date by the

State to enhance school funding consistent with the Supreme Court decision. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).


                  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


                  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and one city is in preliminary "fiscal watch" status). As of July 30, 1998, the 1996 school district "fiscal emergency" provision had been applied to six districts, and ten were on preliminary "fiscal watch" status.


                  At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA SECURITIES

                  Potential shareholders should consider the fact that the Pennsylvania Municipal Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.


                  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The Court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to require by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislative branches, to develop an implementation plan; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case; a trial in the state case commenced in January 1997 and has recessed; no briefing schedule or date for oral argument has yet been set; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million, with interest at 6 percent per annum; and
(v) in 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In January 1997, the Pennsylvania Supreme Court ordered the parties to brief certain issues, but no decision by the Supreme Court has been issued.

                  A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days for shares during any period when: (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  As described in the Prospectus, I shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. A shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Funds are sold to public investors subject to a contingent deferred sales charge. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1998, sales loads paid by shareholders of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund totaled $7,179 and $0, respectively.

                  For the period from April 9, 1998 (inception) until May 31, 1998, shareholders of the National Tax Exempt Fund paid a total of $0 in sales charges.

                  Automatic investment programs such as the monthly savings program ("Planned Investment Program") described in the Prospectus permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials") the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.

OFFERING PRICE PER A SHARE OF THE FUNDS

                  An illustration of the computation of the offering price per A share of the Funds, based on each Fund's net asset value and number of outstanding shares on May 31, 1998, follows:

                                                        TABLE
                                                        -----
                                                    OHIO TAX EXEMPT FUND
                                                    --------------------

Net Assets of A shares.................................................................................  $4,037,305

Outstanding A shares...................................................................................     363,904

Net Asset Value Per Share
($4,037,305 / 363,904).................................................................................       11.09

Sales Charge, 3.00% of
offering price (3.07% of
net asset value per share).............................................................................         .34

Offering to Public.....................................................................................       11.43



                                             PENNSYLVANIA MUNICIPAL FUND
                                             ---------------------------

Net Assets of A shares.................................................................................    $124,897

Outstanding A shares...................................................................................      11,951

Net Asset Value Per Share
($124,897 / 11,951)....................................................................................       10.45

Sales Charge, 3.00% of
offering price (3.06% of
net asset value per share).............................................................................         .32

Offering to Public.....................................................................................       10.77

EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their A or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his or her financial institution to act on telephonic or written instructions from any person representing himself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of A or B shares and account number. The Transfer Agent's records of such instructions are binding.



                              DESCRIPTION OF SHARES
                              ---------------------


                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectus, including nine classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K, Class K -Special Series 1 and Class K - Special Series 2), Pennsylvania Municipal Fund (Class T, Class T - Special Series 1 and Class T - Special Series 2) and the National Tax Exempt Fund (Class L, Class L-Special Series 1 and Class L-Special Series 2) are described in this Statement of Additional Information and the related Prospectus.


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only I and A shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.



                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

IN GENERAL

                  As described above and in the Prospectus, each Fund is designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.


                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.


                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus and above, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.



                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Fund's shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  Depending upon the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

STATE AND LOCAL TAXES - OHIO TAX EXEMPT FUND


                  The Ohio Tax Exempt Fund is not subject to the Ohio personal income tax, or school district or municipal income taxes in Ohio. The Ohio Tax Exempt Fund is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.


                  Shareholders of the Fund otherwise subject to Ohio personal income tax, or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities as such term is defined in the Prospectus.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a Shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of State and Local Taxes that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.


                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------



                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------

Robert D. Neary                           Chairman of the Board and Trustee  Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive                                                        April 1984 to September 1993; Director,
Pepper Pike, OH 44124                                                        Cold Metal Products, Inc., since March
Age 64                                                                       1994; Director, Zurn Industries, Inc.
                                                                             (building products and construction
                                                                             services), June 1995 to June 1998.

Herbert R. Martens, Jr.*                  President and Trustee              Executive Vice President, National City
c/o NatCity Investments, Inc.                                                Corporation (bank holding company),
1965 East Sixth Street                                                       since July 1997; Chairman, President
Cleveland, OH  44114                                                         and Chief Executive Officer, NatCity
Age 46                                                                       Investments, Inc. (investment banking),
                                                                             since July 1995; President and Chief
                                                                             Executive Officer, Raffensberger,
                                                                             Hughes & Co. (broker-dealer), from 1993
                                                                             until 1995; President, Reserve Capital
                                                                             Group, from 1990 until 1993.

Leigh Carter*                             Trustee                            Retired President and Chief Operating
13901 Shaker Blvd., #6B                                                      Officer, B.F. Goodrich Company, August
Cleveland, OH  44120                                                         1986 to September 1990; Director, Adams
Age 73                                                                       Express Company (closed-end investment
                                                                             company), April 1982 to December 1997; Director,
                                                                             Acromed Corporation (producer of spinal implants),
                                                                             June 1992 to March 1998; Director, Petroleum &
                                                                             Resources Corp., April 1987 to December 1997;
                                                                             Director, Morrison Products (manufacturer of blower
                                                                             fans and air moving equipment), since April 1983;
                                                                             Director, Kirtland Capital Corp. (privately funded
                                                                             investment group), since January 1992.

John F. Durkott                           Trustee                            President and Chief Operating Officer,
8600 Allisonville Road                                                       Kittle's Home Furnishings Center, Inc.,
Indianapolis, IN  46250                                                      since January 1982; partner, Kittles
Age 54                                                                       Bloomington Property Company, since
                                                                             January 1981; partner, KK&D (Affiliated Real Estate
                                                                             Companies of Kittle's Home Furnishings Center), since
                                                                             January 1989.


                                                                             PRINCIPAL OCCUPATION
                                          POSITION WITH                      DURING PAST 5 YEARS
NAME AND ADDRESS                            THE TRUST                        AND OTHER AFFILIATIONS
----------------                          --------------                     ----------------------

Robert J. Farling                         Trustee                            Retired Chairman, President and Chief
1608 Balmoral Way                                                            Executive Officer, Centerior Energy
Westlake, OH  44145                                                          (electric utility), March 1992 to
Age 61                                                                       October 1997; Director, National City
                                                                             Bank, until October 1997; Director,
                                                                             Republic Engineered Steels, since
                                                                             October 1997.

Richard W. Furst, Dean                    Trustee                            Professor of Finance and Dean, Carol
600 Autumn Lane                                                              Martin Gatton College of Business and
Lexington, KY  40502                                                         Economics, University of Kentucky,
Age 60                                                                       since 1981; Director, The Seed
                                                                             Corporation (restaurant group), since
                                                                             1990; Director, Foam Design, Inc.
                                                                             (manufacturer of industrial and
                                                                             commercial foam products), since 1993.

Gerald L. Gherlein                        Trustee                            Executive Vice-President and General
3679 Greenwood Drive                                                         Counsel, Eaton Corporation, since 1991
Pepper Pike, OH  44124                                                       (global manufacturing); Trustee,
Age 60                                                                       Meridia Health System (four hospital
                                                                             health system, 1994 to 1998); Trustee, WVIZ
                                                                             Educational Television (public television).

J. William Pullen                         Trustee                            President and Chief Executive Officer,
Whayne Supply Company                                                        Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                                            equipment distribution), since 1986;
P.O. Box 35900                                                               President and Chief Executive Officer,
Louisville, KY 40232-5900                                                    American Contractors Rentals & Sales
Age 59                                                                       (rental subsidiary of Whayne Supply
                                                                             Co.), since 1988.

W. Bruce McConnel, III                    Secretary                          Partner of the law firm
Philadelphia National                                                        Drinker Biddle & Reath LLP,
  Bank Building                                                              Philadelphia, Pennsylvania
1345 Chestnut Street
Suite 1100
Philadelphia, PA  19107
Age 55

Carol L. Rooney                           Treasurer                          Director of SEI Fund Resources since
c/o SEI Fund Resources                                                       1992.
One Freedom Valley Drive
Oaks, PA  19456
Age 34

Kathryn L. Stanton                        Assistant Treasurer                Vice President and Assistant Secretary
c/o SEI Fund Resources                                                       of SEI Fund Resources and SEI
One Freedom Valley Drive                                                     Investments Distribution Co. since
Oaks, PA  19456                                                              1994; Associate, Morgan Lewis & Bockius
Age 39                                                                       LLP (law firm).

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.



                  Each trusteee of the Trust serves as a trustee of The Parkstone Group of Funds ("Parkstone") and The Parkstone Advantage Fund ("Parkstone Advantage"), registered investmetn companies.

                  Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to IMC, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

                  With respect to the Trust, Parkstone and Parkstone Advanatage, each trustee receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The three fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the fiscal year ended May 31, 1998, the Trust's trustees and officers as a group received aggregate fees of $199,375. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1998:


                                                            Pension or
                                                            Retirement                                   Total
                                                         Benefits Accrued                            Compensation
                                         Aggregate          as Part of            Estimated         from the Trust
              Name of                   Compensation        the Trust's       Approval Benefits        and Fund
          Person, Position             from the Trust        Expenses          Upon Retirement         Complex*
          ----------------             --------------        --------          ---------------         --------
Robert D. Neary,                          $31,500               $0                   $0                 $31,500
Chairman and Trustee

Thomas R. Benua, Jr.,                      $4,375               $0                   $0                 $4,375
Trustee**

Leigh Carter, Trustee                     $27,750               $0                   $0                 $27,750

John F. Durkott, Trustee                  $27,750               $0                   $0                 $27,750

Robert J. Farling, Trustee***             $20,875               $0                   $0                 $20,875

Richard W. Furst, Trustee                 $27,750               $0                   $0                 $27,750

Gerald L. Gherlein, Trustee***            $27,750               $0                   $0                 $27,750

Herbert R. Martens, Jr.,***                  $0                 $0                   $0                   $0
President and Trustee

J. William Pullen, Trustee                $24,750               $0                   $0                 $24,750

Richard B. Tullis, Trustee**               $6,875               $0                   $0                 $6,875




* The "Fund Complex" consists of Armada Funds, The Parkstone Group of Funds and The Parkstone Advantage Funds. Each of the Trustees serves as Trustee to all three investment companies. The Trustees became Trustees of The Parkstone Group of Funds and The Parkstone Advantage Fund effective August 14, 1998.

** Messrs. Benua and Tullis resigned as Trustees effective July 17, 1997 and November 19, 1997, respectively.

*** Messrs. Farling, Gherlein and Martens became Trustees as of November 19, 1997, July 17, 1997 and November 19, 1997, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY


                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she or she may be involved or with which he or she or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she or she been a trustee.

           ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
                         AND TRANSFER AGENCY AGREEMENTS
           -----------------------------------------------------------


ADVISORY AGREEMENT

                  IMC serves as investment adviser to the Ohio Tax Exempt and Pennsylvania Municipal Funds under an Advisory Agreement dated November 19, 1997 and to the National Tax Exempt Fund under an Advisory Agreement dated April 9, 1998. Prior to such dates, National City Bank, served as investment adviser to the Funds (except as noted below) . Both companies are affiliates of National City Corporation, a bank holding company with $72 billion in assets, and headquarters in Cleveland, Ohio and nearly 1,000 branch offices in six states. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the advisory agreements in effect for the following periods, the Trust incurred with respect to the Ohio Tax Exempt Fund advisory fees of $0 (after waivers of $649,247), $490,179 and $443,670, and the adviser waived such amounts, for the fiscal years ended May 31, 1998, 1997 and 1996.

                  Pursuant to the advisory agreements in effect for the fiscal year ended May 31, 1998, the Trust incurred with respect to the Pennsylvania Municipal Fund advisory fees of $150,120 (after waivers of $56,245). For the period from September 9, 1996 (date of reorganization of the predecessor fund to the Pennsylvania Municipal Fund) until May 31, 1997, National City Bank, the then adviser of the Pennsylvania Municipal Fund, earned advisory fees of $147,646 and waived fees in the amount of $2,684 with respect to that Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996 and for the fiscal year ended April 30, 1996, Integra Trust Company ("Integra"), the investment adviser to the Predecessor fund to the Pennsylvania Municipal Fund, earned advisory fees of $73,107, $23,057 and $264,836, and Integra waived fees in the amounts of $26,413, $6,792 and $44,126, respectively.

                  For the fiscal period from April 9, 1998 (commencement of operations) through May 31, 1998, the Trust incurred with respect to the National Tax Exempt Fund advisory fees of $0 (after waivers of $62,113).

                  The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

                  The Advisory Agreement relating to the Funds was approved by the shareholders of the Ohio Tax Exempt and Pennsylvania Municipal Funds on November 19, 1997 and by the sole shareholder of the National Tax Exempt Fund as of the day prior to the day it commenced operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a Fund until September 30, 1999 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION AGREEMENT

                  The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective May 1, 1998.

                  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

                  The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, I share investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boy 1784 Funds(R), CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

                  The Administrator is entitled to receive with respect to the Funds, an administrative fee, computed daily and paid monthly, at an annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first eighteen (18) billion dollars in assets, and .06% of the aggregate average daily net assets of over eighteen (18) billion dollars in assets, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.

                  For the period from May 1, 1998 (April 9, 1998 in the case of the National Tax Exempt Fund pursuant to an agreement substantially identical to the Administration Agreement), the Administrator earned administration fees of $9,113, $2,069 and $8,247 with respect to the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds (after waivers of $0, $0 and $0), respectively.

                  Prior to May 1, 1998, PFPC served as the administrator and accounting agent to the Ohio Tax Exempt and Pennsylvania Municipal Funds. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the period ended April 30, 1998, and fiscal years ended May 31 1997 and 1996 with respect to the Ohio Tax Exempt Fund
(i) $105,026, $89,124 and $81,680, respectively, for the Ohio Tax Exempt Fund; and (ii) $36,010, for the fiscal period end April 30, 1998 with respect to the Pennsylvania Municipal Fund. For the period from September 9, 1996 (date or reorganization of the Predecessor Fund) until May 31, 1997, PFPC earned administration fees of

$26,845 with respect to the Pennsylvania Municipal Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $18,799, $68,101 and $23,985, respectively, and waived fees of $0, $9,681 and $19,188 respectively.


                  IMC serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $ 15 billion, and .015% of the aggregate average daily net assets over $15 billion.


DISTRIBUTION PLANS AND RELATED AGREEMENT

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for A and I Shares (the "A and I Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan, and collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of I and A shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreement have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular

Distribution Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


                  The A and I Shares Plan provides that each fund will reimburse the Distributor for distribution expenses related to the distribution of A and I shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of the average net assets of such class. Distribution expenses reimbursable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.


                  Under the former A and I Shares Plan and related distribution agreement (effective for the period from June 1, 1997 to May 1, 1998) each fund compensated the Distributor for distribution expenses related to the distribution of I and A shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. This former Plan provided that the Trust pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trusts' investment funds with respect to the I and A shares.

                   For the fiscal year ended May 31, 1998, the Trust paid the Distributor the approximate amounts of $69,000, $7,000 and $7,000 with respect to the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds under the A and I Shares Plan and B Shares Plan for its distribution services and shareholder service assistance.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN


                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan relating to each Fund's A shares and the B Shares Plan for each Fund's B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of A shares or B shares in consideration for the payment of up to .10% for the Ohio Tax Exempt and Pennsylvania Municipal Funds and .25% for the National Tax Exempt Fund (on an annualized basis) of the net asset value of such respective shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in A or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS

                  Pursuant to the Advisory Agreement relating to the Funds, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


                  For the fiscal years ended May 31, 1998, 1997 and 1996, the Ohio Tax Exempt Fund did not pay any brokerage commissions.

                   For the fiscal year ended May 31, 1998, the Pennsylvania Municipal Fund paid $0 in brokerage commission. For the period from September 9, 1996 (date of reorganization of the Predecessor fund to the Pennsylvania Municipal Fund) until May 31, 1997, the Pennsylvania Municipal Fund paid brokerage commissions of $0. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, and for the fiscal year ended April 30, 1996, the Pennsylvania Municipal Fund paid no brokerage commissions. For the fiscal period from April 9, 1998 (date of commencement of operations) until May 31, 1998, the National Tax Exempt Fund paid brokerage commissions of $0.

                  While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to it by the Funds. Such information may be useful to the adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.


                  Portfolio securities will not be purchased from or sold to the Trust's adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Trust will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.




                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Fund's investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement the adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.



                                    AUDITORS
                                    --------


                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the periods ended May 31, 1998 and May 31, 1997 for the Ohio Tax Exempt, the Pennsylvania Municipal and the National Tax Exempt Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  The financial statements for periods or years prior to May 31, 1997 with respect to the predecessor fund to the Pennsylvania Municipal Fund, which are incorporated by reference in this Statement of Additional Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor fund to the Pennsylvania Municipal Fund, whose report dated July 26, 1996 expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey, L.L.P. with offices at 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, act as special Ohio tax counsel for the Trust and have reviewed the section of this Statement of Additional Information entitled "Additional Information Concerning Taxes - State and Local Taxes -Ohio Tax Exempt Fund" and the Prospectus entitled "Taxes
- State and Local Taxes - Ohio Taxes."

                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  Each Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a-b 6
                           Yield = 2 [(----) - 1]
                                       cd+1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of A shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.


                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


                  For the 30-day period ended May 31, 1998, the respective yields of the A and I shares of the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds were: 4.08% and 4.31% ; 3.92% and 4.15%; and 0% and 4.30%, respectively. The tax equivalent yields (assuming a 39.6% federal tax rate and 6.799% Ohio tax rate for 1998) for the Ohio Tax Exempt Fund's A and I shares for the same period were 6.76% and 7.13%, respectively. The tax equivalent yields (assuming a 39.6% federal tax rate and a 2.8% Pennsylvania tax rate) for the Pennsylvania Municipal Fund's A and I shares for the same period were 6.81% and 7.20%, respectively. The tax equivalent yield (assuming a 39.6% federal tax rate) for the National Tax Exempt Fund's I shares for the same period was 7.12%.


                  Each Fund computes its average annual total returns by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                  ERV     1/n
                                            T = [(-----)  - 1]
                                                   P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n =      period covered by the computation,
                                    expressed in terms of years

                  Each Fund computes its aggregate total returns by determining its aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                      ERV
                                                     (-----)  -1
                                                        P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


                  The average annual total returns for the Ohio Tax Exempt Fund for the one year period ending May 31, 1998 were 4.21% (after taking into account the sales load) and 7.39% (without taking into account any sales load) for the A shares and 7.43% for the I shares. The average annual total returns since the Fund's commencement of operations through May 31, 1998 were 5.72% (after taking into account the sales load) and 6.17% (without taking into account any sales load) for the A shares and 6.06% for the I shares. The Ohio Tax Exempt Fund commenced investment operations on January 5, 1990.

                  The average annual total returns for the fiscal year ending May 31, 1998 for the Pennsylvania Municipal Fund were 3.60%, (after taking into account the sales load) and 6.84% (without taking into account any sales load) for the A shares and 6.95% for the I shares. The average annual total returns since the predecessor fund to the Pennsylvania Municipal Fund's commencement of operations through May 31, 1998 were 4.73% (after taking into account the sales load) and 6.59% (without taking into account any sales load) for the A shares and 5.67% for the I shares. The predecessor fund to the Pennsylvania Municipal Fund commenced investment operations on August 10, 1994.

                  The average annual total return since the predecessor fund to the National Tax Exempt Funds commencement of operations through May 31, 1998 was 164.04% for the I shares. The predecessor fund to the National Tax Exempt commenced investment operations on August 16, 1964.

                  Each Fund may also advertise the "aggregate total return" for its Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                           Aggregate Total Return = [(------)] - 1
                                                        P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                                    Aggregate       Aggregate
                                   Total Return    Total Return
                                       From            From
                                    Inception       Inception
                                     Through         Through
                                  5/31/98 (with      5/31/98
                                   Deduction of      (without     Inception
                                  Maximum Sales   Deduction for   Date
                                     Charge)        Any Sales
                                                     Charge)
Armada Ohio Tax Exempt Fund
    Class A                           48.63%          53.19%        04/15/91
    Class I                            N/A            63.90%        01/05/90
    B Shares                           N/A             N/A
Armada Pennsylvania Municipal
Fund
    Class A                           8.26%           11.58%        09/11/96
    Class I                            N/A            23.33%        08/10/94
    B Shares                           N/A             N/A



                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                  MISCELLANEOUS
                                  -------------

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the respective liabilities in respect of that Fund.

                  The Trust bears all costs in connection with its organization, including the fees of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of the commencement of operations.


                  As of August 24, 1998, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

Ohio Tax Exempt Fund (I shares)
                                                 OUTSTANDING SHARES                         PERCENTAGE

Sheldon and Co. (Cash)                             13,320,724.6050                            81.53%
National City Bank
Trust Mutual Funds-5312
P.O. Box 94984
Cleveland, OH  44101-4984

Pennsylvania Municipal Fund (I shares)

                                                 OUTSTANDING SHARES                         PERCENTAGE

National City Bank                                 3,501,681.2510                             96.36%
Sheldon & Co. Pathway-49
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

National Tax Exempt Fund (I shares)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Sheldon & Co.                                      7,899,788.1950                             98.44%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984


Ohio Tax Exempt Fund (A shares)

                                                 OUTSTANDING SHARES                         PERCENTAGE

Wheat First FBO David J.                             94,449.6610                              24.74%
Beverly & Pamela C. Beverly
1128 Laguna Drive
Huron, OH  44839-2605

                                                 OUTSTANDING SHARES                         PERCENTAGE
Wheat First Securities, Inc.                         47,269.6530                              12.38%
FBO Edward B. Brandon &
Phyllis P. Brandon
Lakepoint Office Park
3201 Enterprise Parkway, Suite
470
Beachwood, OH  44122-7320

Pennsylvania Municipal Fund (A shares)
                                                 OUTSTANDING SHARES                         PERCENTAGE

Helen M. Weyer                                       5,921.1750                               36.52%
James N. Weyer
2600 Mohawk Drive
White Oak, PA  15131-3121

                                                     1,142.5150                                7.05%
Robert H. Rhone
C/O Michael Rhone
P.O. Box 175
Rew, PA  16744-0175
                                                     8,564.8150                               52.82%
Wheat, First Securities, Inc.
304 Michigan Avenue
Lower Burrell, PA 15068-2936



National Tax Exempt Fund (A shares)

                                                 OUTSTANDING SHARES                         PERCENTAGE

JJB Hilliard WL Lyons, Inc.                          3,853.1120                               98.36%
Frederick W. Krieg
Attn:  James H. Watson MSO4
120 Hilliard Lyons Center
Louisville, KY  40202

                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1998 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                   APPENDIX A
                                   ----------

TAX-EXEMPT COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.


                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to "D" either:

                  - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

                  - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.


                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities and obligations with unusually risky interest terms, such as inverse floaters.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.


                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:


                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.




MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    FORM N-1A
                                    ---------

                           Part C - Other Information


Item 24.      FINANCIAL STATEMENTS AND EXHIBITS.

      A.      Financial Statements


              1. Included in Part A of the Registration Statement are the following audited financial statements:

                     (a) Financial Highlights for the Total Return Advantage Fund for the period July 7, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996, 1997 and 1998;

                     (b) Financial Highlights for the Intermediate Bond Fund for the period from December 20, 1989 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996,
                            1997 and 1998;

                     (c) Financial Highlights for the Enhanced Income Fund for the period July 7, 1994 (commencement of operations) to November 30, 1994, and the fiscal years ended May 31, 1995, 1996, 1997 and 1998;

                     (d) Financial Highlights for the GNMA Fund for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the fiscal year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998;

                     (e) Financial Highlights for the Bond Fund for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998;

                     (f) Financial Highlights for the International Equity Fund for the period from August 1, 1997 (commencement of operations) to May 31, 1998;

                     (g) Financial Highlights for the Small Cap Growth Fund for the period from August 1, 1997 (commencement of operations) to May 31, 1998;

                     (h) Financial Highlights for the Small Cap Value Fund for the period from July 26, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996, 1997 and 1998;

                     (i) Financial Highlights for the Equity Growth Fund for the period from December 20, 1989 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998;

                     (j) Financial Highlights for the Tax Managed Equity Fund for the period from April 9, 1998 (commencement of operations) to May 31, 1997;

                     (k) Financial Highlights for the Core Equity Fund for the period from August 1, 1997 (commencement of operations) to May 31, 1998;

                     (l) Financial Highlights for the Equity Income Fund for the period from July 1, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996, 1997 and 1998;

                     (m) Financial Highlights for the Ohio Tax Exempt Fund for the period from January 5, 1990 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996,
                            1997 and 1998; and

                     (n) Financial Highlights for the Pennsylvania Municipal Fund for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the fiscal year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998.

                     (o) Financial Highlights for the National Tax Exempt Fund for the period from April 9, 1998 (commencement of operations) to May 31, 1998.

              2. Incorporated by reference in Parts B of the Registration Statement are the following audited financial statements contained in the Annual Reports of Registrant for the fiscal year ended May 31, 1998:

                     (a) For the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Tax Managed Equity, Core Equity and Equity Income Funds:

                            Portfolio of Investments - May 31, 1998.
                            Statement of Assets and Liabilities - May 31, 1998. Statement of Operations - for the year ended May 31, 1998.
                            Statements of Changes in Net Assets - for the year ended May 31, 1998.
                            Notes to Financial Statements.

                     (b) For the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds:

                            Portfolio of Investments - May 31, 1998.
                            Statement of Assets and Liabilities - May 31, 1998.

                            Statement of Operations - for the year ended May 31, 1998. Statements of Changes in Net Assets - for the year ended May 31, 1998.

                     (c) For the Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds:


                            Portfolio of Investments - May 31, 1998.
                            Statement of Assets and Liabilities - May 31, 1998. Statement of Operations - for the year ended May 31, 1998.
                            Statement of Changes in Net Assets - for the year ended May 31, 1998.
                            Notes to Financial Statements.

       B.     Exhibits

              1. Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 1 to Registrant's Registration Statement filed on December 16, 1986 ("PEA No. 1").

                     (a) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement filed on August 1, 1989 ("PEA No. 6").

                     (b) Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed on May 11, 1995 ("PEA No. 23").

                     (c) Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").


                     (d) Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market (formerly, "Government Fund"), Treasury Money Market (formerly, "Treasury Fund"), Tax Exempt Money Market (formerly, "Tax Exempt Fund"), Equity Growth (formerly "Equity Fund"), Intermediate Bond (formerly, "Fixed Income Fund" or "Bond Fund") and Ohio Tax Exempt Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

                     (e) Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury

                            Money Market, Tax Exempt Money Market, Equity Growth, Intermediate Bond and Ohio Tax Exempt Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                     (f) Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1, Class N and Class N-Special Series 1, Class O and Class O-Special Series 1, and Class P and Class P-Special Series 1 representing interests in the National Tax Exempt Fund, Equity Income Fund, Small Cap Value (formerly, "Mid Cap Regional Equity Fund"), Enhanced Income Fund and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                     (g) Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market (formerly, "Pennsylvania Tax Exempt Fund"), Bond (formerly, "Intermediate Government Fund"), GNMA and Pennsylvania Municipal Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").


                     (h) Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                     (i) Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.


                     (j) Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Tax Exempt Money Market, Equity Growth, Equity Income, Small Cap Value, Enhanced Income, Total Return Advantage, Intermediate Bond, Ohio

                            Tax Exempt, National Tax Exempt, Money Market, Bond, GNMA, Pennsylvania Municipal, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997.

                     (k) Certificate of Classification of Shares reflecting the creation of Class Z, Class Z-Special Series 1 and Class Z - Special Series 2, Class AA, Class AA Special Series 1 and Class AA - Special Series 2 representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998.

                     (l) Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43"), as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on September 15, 1998.


              2. Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement filed on January 30, 1986 ("Pre-Effective Amendment No. 2").

                     (a) Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit 2(a) to PEA No. 6.

                     (b) Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to
                            Exhibit 2(b) to PEA No. 35.

              3.     None.


              4.     (a)    Specimen copy of share certificate for Class A units
                            of beneficial interest is incorporated herein by reference to Exhibit 4(a) to Pre-Effective Amendment
                            No. 2.

                     (b) Specimen copy of share certificate for Class A - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on July 27, 1990 ("PEA No. 13").

                     (c) Specimen copy of share certificate for Class B units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 2.

                     (d) Specimen copy of share certificate for Class B - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to PEA No. 13.

                     (e) Specimen copy of share certificate for Class C units of beneficial interest is incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 2.

                     (f) Specimen copy of share certificate for Class C - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(f) to PEA No. 13.

                     (g) Specimen copy of share certificates for Class D units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to Pre-Effective Amendment No. 2.

                     (h) Specimen copy of share certificate for Class D - Special Series 1 units of beneficial interest is incorporated hereby by reference to Exhibit 4(h) to PEA No. 13.


                     (i) Specimen copy of share certificate for Class H units of beneficial interest is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 10 to Registrant's Registration Statement filed on April 17, 1990 ("PEA No. 10").

                     (j) Specimen copy of share certificate for Class H - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(j) to PEA No. 10.

                     (k) Specimen copy of share certificate for Class I units of beneficial interest is incorporated herein by reference to Exhibit 4(k) to PEA No. 10.

                     (l) Specimen copy of share certificate for Class I - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(l) to PEA No. 10.

                     (m) Specimen copy of share certificate for Class K units of beneficial interest is incorporated herein by reference to Exhibit 4(m) to PEA No. 10.

                     (n) Specimen copy of share certificate for Class K - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(n) to PEA No. 10.

              5.     (a)    Advisory Agreement for the Money Market,
                            Treasury Money Market, Government Money Market, Tax
                            Exempt Money Market, Pennsylvania Tax Exempt Money
                            Market, National Tax Exempt, Intermediate Bond,
                            GNMA, Bond, Equity Growth, Equity Income, Small Cap
                            Value, Ohio Tax Exempt and Pennsylvania Municipal
                            Funds between Registrant and National City Bank, as dated November 19, 1997.

                     (b) Interim Advisory Agreement for the Enhanced Income and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998.

                     (c) Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998.

                     (d) New Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998.

                     (e) Sub-Advisory Agreement for the Core Equity and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998.

                     (f) Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to
                            Exhibit 5(m) to PEA No. 43.

              6. Distribution Agreement between Registrant and SEI Investments Distribution Co., dated May 1, 1998.


              7.     None.


              8.     (a)    Custodian Services Agreement between Registrant and
                            National City Bank, dated November 7, 1994, is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 22 to Registrant's
                            Registration Statement filed on December 30, 1994
                            ("PEA No. 22").

                     (b) Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994, is incorporated herein by reference to Exhibit 8(a) to PEA No. 22.

                     (c) Exhibit A to the Custodian Services Agreement between Registrant and National City Bank dated July 31, 1997 is incorporated herein by reference to
                            Exhibit 8(c) to PEA No. 36.

                     (d) Form of Amended Exhibit A to the Custodian Services Agreement between Registrant and National City Bank is incorporated herein by reference to Exhibit 8(d) to PEA No. 41.

              9.     (a)    Interim Administration Agreement between Registrant
                            and SEI Fund Resources, dated April 1, 1998.

                     (b) Administration Agreement between Registrant and SEI Fund Resources, dated May 1, 1998.

                     (c) Sub-Administration Agreement between SEI Fund Resources and National City Bank, dated May 1, 1998.

                     (d) Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

                     (e) Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to
                            Exhibit 9(d) to PEA No. 41.

                     (f) Revised Shareholder Services Plan and Servicing Agreement adopted by the Board of Trustees on February 15, 1997, is incorporated herein by reference to Exhibit 9(e) to PEA No. 33.

                     (g) Blue Sky Services Agreement between the Registrant and SEI Fund Resources, dated December 2, 1996, is incorporated herein by reference to Exhibit 9(f) to PEA No. 33.


              10.    (a)    Opinion and consent of Drinker Biddle & Reath LLP as
                            counsel to Registrant.

                     (b)    Opinion of Squire, Sanders & Dempsey L.L.P.

              11.    (a)    Consent of Drinker Biddle & Reath LLP.

                     (b)    Consent of Squire, Sanders & Dempsey L.L.P.

                     (c)    Consent of Ernst & Young L.L.P.

                     (d)    Consent of PricewaterhouseCoopers LLP.

              12.    Inapplicable.

              13. Purchase Agreements between Registrant and McDonald & Company Securities, Inc. are incorporated herein by reference to Exhibit 13 to PEA No. 1.

                     (a) Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio dated July 19, 1988 is incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on January 19, 1989 ("PEA No. 5").

                     (b) Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio (Trust), dated October 17, 1989, is incorporated herein by reference to Exhibit 13(b) to PEA No. 13.

                     (c) Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Portfolio and Bond Portfolio, dated December 20, 1989, is incorporated herein by reference to Exhibit 13(c) to PEA No. 13.

                     (d) Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Portfolio, dated January 5, 1990, is incorporated herein by reference to Exhibit 13(d) to PEA No. 13.

                     (e) Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Enhanced Income Fund, dated July 5, 1994, is incorporated herein by reference to Exhibit 13(e) to PEA No. 21.

                     (f)    Purchase Agreement between Registrant and
                            Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994, is incorporated herein by reference to Exhibit 13(g) to PEA No. 21.

                     (g) Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Mid Cap Regional Equity Portfolio, dated July 25, 1994, is incorporated herein by reference to Exhibit 13(h) to PEA No. 21.

                     (h) Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994, is incorporated herein by reference to Exhibit 13(f) to PEA No. 21.

                     (i) Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Portfolio is incorporated herein by reference to Exhibit 13(e) to PEA No. 20.

                     (j) Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

                     (k) Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

                     (l) Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

                     (m) Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

                     (n) Purchase Agreement between Registrant and SEI Investments Distribution Co., ("SIDC") with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

                     (o) Purchase Agreement between Registrant and SIDC with respect to the International Equity Fund is incorporated herein by reference to Exhibit 9(o) to PEA No. 36.

                     (p) Form of Purchase Agreement between Registrant and SEI with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 13(p) to PEA No. 33.

                     (q) Form of Purchase Agreement between Registrant and SEI with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(q) to PEA No. 33.

                     (r) Purchase Agreement between Registrant and SEI with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

                     (s) Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 13(s) to PEA No. 38.

                     (t) Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation, Balanced Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit 13(t) to PEA No. 41.

                     (u) Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund.

              14.    None.


              15.    (a)    Service and Distribution Plan for A (formerly,
                            Retail) and I (formerly, Institutional) Share
                            Classes is incorporated herein by reference to
                            Exhibit 15(a) to PEA No. 38.

                     (b) B shares distribution and servicing plan is incorporated herein by reference to Exhibit 15(b) to PEA No. 38.

              16.    (a)    Schedules for Computation of Performance
                            Quotations are incorporated herein by reference to
                            Exhibit 16 to Post-Effective Amendment No. 15 to
                            Registrant's Registration Statement filed on
                            September 18, 1992 ("PEA No. 15").

                     (b) Schedules for Computation of Performance Quotations for the Treasury, Mid Cap Regional, Equity Growth and Equity Income Portfolios and the Enhanced Income and Total Return Advantage Funds and the Pennsylvania Tax Exempt, the Pennsylvania Municipal, the Intermediate Government and the GNMA Funds are incorporated herein by reference to Exhibit 16 to PEA No. 22.

              17.    (a)    None.


              18. Revised Plan Pursuant to Rule 18f-3 for Operation of a Triple-Class System is incorporated herein by reference to
                     Exhibit 18 to PEA No. 41.

Item 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

              Registrant is controlled by its Board of Trustees.

              McDonald & Company Securities, Inc. ("McDonald"), the former distributor of Registrant, provided its initial capitalization.

Item 26. NUMBER OF HOLDERS OF SECURITIES. The following information is as of August 31, 1998:

                                                                 Total
                                                           Number of Record
                   Title of Class                               Holders               I Shares         A Shares        B Shares
----------------------------------------------------------------------------------------------------------------------------------
Class A units of beneficial interest (Money Market               85,457                18,096           67,356              5
Fund)
Class B units of beneficial interest  (Government                10,087                 2,447            7,640              _
Money Market Fund)
Class C units of beneficial interest  (Treasury                   2,638                 2,251              387              _
Money Market Fund)

                                                                 Total
                                                           Number of Record
                   Title of Class                               Holders               I Shares         A Shares        B Shares
----------------------------------------------------------------------------------------------------------------------------------
Class D units of beneficial interest  (Tax Exempt                 5,136                 2,136            3,000              0
Money Market Fund)
Class H units of beneficial interest  (Equity                     9,972                 8,612            1,331             29
Growth Fund)
Class I units of beneficial interest (Intermediate                3,411                 3,075              327              9
Bond Fund)
Class K units of beneficial interest (Ohio Tax                    1,354                 1,253              101              0
Exempt Fund)
Class L units of beneficial interest (National Tax                  740                   738                1              1
Exempt Fund)
Class M units of beneficial interest (Equity Income               7,095                 6,472              603             20
Fund)
Class N units of beneficial interest (Small Cap                   6,301                 4,880            1,385             36
Value Fund)
Class O units of beneficial interest (Enhanced                      527                   499               28              0
Income Fund)
Class P units of beneficial interest (Total Return                1,649                 1,513              136              0
Advantage Fund)
Class Q units of beneficial interest (Pennsylvania                  866                   668              198              0
Tax Exempt Money Market Fund)
Class R units of beneficial interest (Bond Fund)                  6,924                 6,861               54              9
Class S units of beneficial interest (GNMA Fund)                  3,216                 2,945              271              0
Class T units of beneficial interest (Pennsylvania                  391                   383                8              0
Municipal Fund)
Class U units of beneficial interest (International               2,662                 2,450              209              3
Equity Fund)
Class V units of beneficial interest (Equity Index                  132                   132                0              0
Fund)
Class W units of beneficial interest (Core Equity                   230                   146               77              7
Fund)

                                                                 Total
                                                           Number of Record
                   Title of Class                               Holders               I Shares         A Shares        B Shares
----------------------------------------------------------------------------------------------------------------------------------
Class X units of beneficial interest (Small Cap                     990                   793              194              3
Growth  Fund)
Class Y units of beneficial interest (Real Return                     0                     0                0              0
Advantage Fund)
Class Z units of beneficial interest (Tax Managed                   734                   710               14             10
Equity Fund)
Class AA units of beneficial interest (Balanced                     117                   114                3              0
Allocation Fund)
Class BB units of beneficial interest (Ohio                           0                     0                0              0
Municipal Money Market Fund)

Item 27.      INDEMNIFICATION.

              Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency Agreements, incorporated by reference as Exhibits (8)(a) and (9)(h) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

              In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (1) hereto, provides as follows:

              9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

              The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

              Section 12 of Registrant's Custodian Services Agreement provides as follows:

              12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

              In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

              Section 6 of Registrant's Transfer Agency Agreement provides as follows:

              6.     INDEMNIFICATION

              6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                     (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                     (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                     (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                     (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                     (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                     (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

              6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank tinder this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund oil behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

       6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

       6.4    In order that the indemnification provisions contained in this
              Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

              Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

              (a) Investment Adviser: National City Investment Management Company ("IMC")

              IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). The Corporation recently consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds. As of August 1, 1998, Wellington Management Company LLP (the "sub-adviser") ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of National City Bank's Asset Management Group began making the investment decisions for the Fund.

              To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of First America Bank, N.A., which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.


                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY


                            Position with
                            National
                            City Investment
                            Management                      Other Business                   Type of
Name                        Company                         Connections                      Business
----                        ---------------                 -----------                      --------
Kathleen T. Barr            Managing                        National City Bank               Bank
                            Director, Sales
                            and Marketing

James R. Kirk               Managing                        National City Bank               Bank
                            Director,
                            Portfolio
                            Management


                            Position with
                            National
                            City Investment
                            Management                      Other Business                   Type of
Name                        Company                         Connections                      Business
----                        ---------------                 -----------                      --------
Robert M. Leggett           Vice Chairman of                National City Bank               Bank
                            the Board,
                            President and
                            Managing
                            Director

Donald L. Ross              Chief Investment                National City Bank               Bank
                            Officer and
                            Managing
                            Director

Harold B. Todd, Jr.         Chairman of the                 Executive Vice                   Bank holding
                            Board and                       President, National              company; bank
                            Managing                        City Corporation;                affiliate
                            Director                        Executive Vice
                                                            President,
                                                            Institutional Trust
                                                            and Asset
                                                            Management,
                                                            National City Bank

              (b) Sub-Investment Adviser: National Asset Management Corporation ("NAM").

              NAM performs sub-investment advisory services for the Registrant's Total Return Advantage and Core Equity Funds. NAM is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

              To the knowledge of Registrant, none of the directors or officers of NAM, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal business of the directors and certain of the senior executive officers of NAM who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                      NATIONAL ASSET MANAGEMENT CORPORATION


                                    Position with                 Other
                                    National Asset                Business                      Type of
Name                                Management                    Connections                   Business
----                                ----------                    -----------                   --------

William F. Chandler                 Director,                     None
                                    Managing Director
                                    and Principal

Carl W. Hafele                      Director,                     None
                                    Managing Director
                                    and Principal

Michael C. Heyman                   Principal                     None

David B. Hiller                     Managing                      None
                                    Director
                                    and Principal

Stephen G. Mullins                  Principal                     None

Larry J. Walker                     Principal                     None

John W. Ferreby                     Principal                     None

Catherine R. Stodghill              Senior                        None
                                    Investment Manager

Erik N. Evans                       Investment                    None
                                    Manager

Brent A. Bell                       Investment                    None
                                    Manager

Randall T. Zipfel                   Manager,                      None
                                    Information Systems


Item 29.      PRINCIPAL UNDERWRITER

                     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

                     Registrant's distributor, SEI Investments Distribution Co.
              ("SIDC"), acts as distributor for:

              SEI Daily Income Trust                                  July 14, 1982
              SEI Liquid Asset Trust                                  November 29, 1982
              SEI Tax Exempt Trust                                    December 3, 1982
              SEI Index Funds                                         July 10, 1985
              SEI Institutional Managed Trust                         January 22, 1987
              SEI Institutional International Trust                   August 30, 1988
              The Pillar Funds                                        February 28, 1992
              CUFUND                                                  May 1, 1992
              STI Classic Funds                                       May 29, 1992
              PBHG Insurance Series Fund, Inc.                        April 1, 1997
              Tip Institutional Funds                                 January 1, 1998
              Oak Associates Funds                                    February 27, 1998
              The Nevis Funds, Inc.                                   June 29, 1998
              The Parkstone Group of Funds                            September 14, 1998
              First American Funds, Inc.                              November 1, 1992
              First American Investment Funds, Inc.                   November 1, 1992
              The Arbor Fund                                          January 28, 1993
              Boston 1784 Funds(R)                                    June 1, 1993
              The PBHG Funds, Inc.                                    July 16, 1993
              Morgan Grenfell Investment Trust                        January 3, 1994
              The Achievement Funds Trust                             December 27, 1994
              Bishop Street Funds                                     January 27, 1995
              CrestFunds, Inc.                                        March 1, 1995
              STI Classic Variable Trust                              August 18, 1995
              ARK Funds                                               November 1, 1995
              Monitor Funds                                           January 11, 1996
              SEI Asset Allocation Trust                              April 1, 1996
              TIP Funds                                               April 30, 1996
              SEI Institutional Investments Trust                     June 14, 1996
              First American Strategy Funds, Inc.                     October 1, 1996
              HighMark Funds                                          February 15, 1997
              Armada Funds                                            March 8, 1997
              Expedition Funds                                        June 9, 1997

              SIDC provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.

                                                  Position and Office                             Positions and Offices
Name                                               with Underwriter                                  with Registrant
----                                               ----------------                                  ---------------

Alfred P. West, Jr.                   Director, Chairman of the Board of Directors                         --
Henry H. Greer                        Director                                                             --
Carmen V. Romeo                       Director                                                             --
Mark J. Held                          President & Chief Operating Officer                                  --
Gilbert L. Beebower                   Executive Vice President                                             --
Richard B. Lieb                       Executive Vice  President                                            --
Dennis J. McGonigle                   Executive  Vice President                                            --
Robert M. Silvestri                   Chief Financial Officer & Treasurer                                  --
Carl A. Guarino                       Senior Vice President                                                --
Larry Hutchison                       Senior Vice President                                                --
Jack May                              Senior Vice President                                                --
Hartland J. McKeown                   Senior Vice President                                                --
Barbara J. Moore                      Senior Vice President                                                --
Kevin P. Robins                       Senior Vice President & General Counsel & Secretary                  --
Patrick K. Walsh                      Senior Vice President                                                --
Robert Aller                          Vice President                                                       --
Gordon W. Carpenter                   Vice President                                                       --
Todd Cipperman                        Vice President & Assistant Secretary                                 --
S. Courtney E. Collier                Vice President & Assistant Secretary                                 --
Robert Crudup                         Vice President & Managing Director                                   --
Barbara Doyne                         Vice President                                                       --
Jeff Drennen                          Vice President                                                       --
Vic Galef                             Vice President & Managing Director                                   --
Lydia A. Gavalis                      Vice President & Assistant Secretary                                 --
Greg Gettinger                        Vice President & Assistant Secretary                                 --
Kathy Heilig                          Vice President &                                                     --
                                      Treasurer
Jeff Jacobs                           Vice President                                                       --
Samuel King                           Vice President                                                       --
Kim Kirk                              Vice President & Managing Director                                   --

                                                  Position and Office                             Positions and Offices
Name                                               with Underwriter                                  with Registrant
----                                               ----------------                                  ---------------

John Krzeminski                       Vice President & Managing Director                                   --
Carolyn McLaurin                      Vice President & Managing Director                                   --
W. Kelso Morrill                      Vice President                                                       --
Mark Nagle                            Vice President                                                       --
Joanne Nelson                         Vice President                                                       --
Joseph M. O'Donnell                   Vice President & Assistant Secretary                                 --
Sandra K. Orlow                       Vice President & Assistant Secretary                                 --
Cynthia M. Parrish                    Vice President & Assistant Secretary
Kim Rainey                            Vice President                                                       --
Rob Redican                           Vice President                                                       --
Maria Rinehart                        Vice President                                                       --
Mark Samuels                          Vice President & Managing Director                                   --
Steve Smith                           Vice President                                                       --
Daniel Spaventa                       Vice President                                                       --
Kathryn L. Stanton                    Vice President & Assistant Secretary                         Assistant Treasurer
Lynda  J. Striegel                    Vice President & Assistant Secretary                                 --
Lori L. White                         Vice President & Assistant Secretary                                 --
Wayne M. Withrow                      Vice President & Managing Director                                   --


Item 30.      LOCATION OF ACCOUNTS AND RECORDS

              1. National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio, 44114-3484, and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135, (records relating to their functions as investment adviser and custodian); and National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202.

              2. SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor, accounting agent and administrator).

              3. 440 Financial Distributors, Inc., 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 (records relating to its former functions as distributor).

              4. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 (records relating to its former functions as distributor).

              5. Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Declaration of Trust, Code of Regulations, and Minute Books).

              6. PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (records relating to its former functions as custodian).

              7. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its former functions as accounting agent and administrator).

              8. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

              9. First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

              10. First Data Investor Services Group (formerly The Shareholder Services Group, Inc. d/b/a 440 Financial) 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

              11. Weiss, Peck & Greer, LLC, One New York Plaza, New York, New York 10004 (records relating its former functions as sub-adviser).

              12. Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to its former functions as sub-adviser).

              13. National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202 (records relating to its former functions as investment adviser).

Item 31.      MANAGEMENT SERVICES

              Inapplicable.

Item 32.      UNDERTAKINGS

              Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's most recent annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 18th day of September, 1998.


                                             ARMADA FUNDS
                                             Registrant


                                             *Robert D. Neary
                                             ---------------------------------
                                             Trustee and Chairman of the Board
                                             Robert D. Neary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                              Title                             Date
---------                              -----                             ----

/s/ Carol L. Rooney                    Treasurer                         September 18, 1998
--------------------
Carol L. Rooney

*Leigh Carter                          Trustee                           September 18, 1998
--------------------
Leigh Carter

*John F. Durkott                       Trustee                           September 18, 1998
--------------------
 John F. Durkott

*Robert J. Farling                     Trustee                           September 18, 1998
---------------------
 Robert J. Farling

*Richard E. Furst                      Trustee                           September 18, 1998
--------------------
 Richard W. Furst

*Gerald Gherlein                       Trustee                           September 18, 1998
Gerald Gherlein

*Herbert Martens                       President and Trustee             September 18, 1998
--------------------
Herbert Martens

* Robert D. Neary                      Trustee and Chairman              September 18, 1998
 Robert D. Neary                       of the Board

Signature                              Title                             Date
---------                              -----                             ----

* J. William Pullen                    Trustee                           September 18, 1998
--------------------
 J. William Pullen



*By:  /s/ W. Bruce McConnel, III
      --------------------------
      W. Bruce McConnell, III
      Attorney-in-Fact

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Robert D. Neary
-------------------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Leigh Carter, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Leigh Carter
-------------------------------
Leigh Carter

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ John F. Durkott
-------------------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Richard W. Furst
-------------------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Robert J. Farling
-------------------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ J. William Pullen
-------------------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Herbert R. Martens, Jr.
-------------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Gerald L. Gherlein
-------------------------------
Gerald L. Gherlein

                                  EXHIBIT INDEX



(1)(j) Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Tax Exempt Money Market, Equity Growth, Equity Income, Small Cap Value, Enhanced Income, Total Return Advantage, Intermediate Bond, Ohio Tax Exempt, National Tax Exempt, Money Market, Bond, GNMA, Pennsylvania Municipal, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997.

(1)(k) Certificate of Classification of Shares reflecting the creation of Class Z, Class Z-Special Series 1 and Class Z - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998.

(5)(a) Advisory Agreement for the Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, National Tax Exempt, Intermediate Bond, GNMA, Bond, Equity Growth, Equity Income, Small Cap Value, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank, as dated November 19, 1997.

(5)(b) Interim Advisory Agreement for the Enhanced Income and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998.

(5)(c) Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998.

(5)(d) New Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998.

(5)(e) Sub-Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998.

(6)(a) Distribution Agreement between Registrant and SEI Investments Distribution Co., dated May 1, 1998.

(9)(a) Interim Administration Agreement between Registrant and SEI Fund Resources, dated April 1, 1998.

(9)(b) Administration Agreement between Registrant and SEI Fund Resources, dated May 1, 1998.

(9)(c) Sub-Administration Agreement between SEI Fund Resources and National City Bank, dated May 1, 1998.

(10) Opinion and Consent of Drinker Biddle & Reath LLP as counsel to Registrant.

(11)(a)           Consent of Drinker Biddle & Reath LLP.

(11)(b)           Consent of Squire, Sanders & Dempsey L.L.P.

(11)(c)           Consent of Ernst & Young L.L.P.

(11)(d)           Consent of PricewaterhouseCoopers L.L.P.

(17)(a) Financial Data Schedule as of May 31, 1998 for the Equity Growth Fund (I Shares).

    (b) Financial Data Schedule as of May 31, 1998 for the Equity Growth Fund (A Shares).

    (c) Financial Data Schedule as of May 31, 1998 for the Equity Growth Fund (B Shares).

    (d) Financial Data Schedule as of May 31, 1998 for the Intermediate Bond Fund (I Shares).

    (e) Financial Data Schedule as of May 31, 1998 for the Intermediate Bond Fund (A Shares).

    (f) Financial Data Schedule as of May 31, 1998 for the Intermediate Bond Fund (B Shares).


    (g) Financial Data Schedule as of May 31, 1998 for the Equity Income Fund (I Shares).

    (h) Financial Data Schedule as of May 31, 1998 for the Equity Income Fund (A Shares).

      (i) Financial Data Schedule as of May 31, 1998 for the Equity Income Fund (B Shares).

      (j) Financial Data Schedule as of May 31, 1998 for the Small Cap Value Fund (I Shares).

      (k) Financial Data Schedule as of May 31, 1998 for the Small Cap Value Fund (A Shares).

      (l) Financial Data Schedule as of May 31, 1998 for the Small Cap Value Fund (B Shares).

      (m) Financial Data Schedule as of May 31, 1998 for Enhanced Income Fund (I Shares).

      (n) FinancialData Schedule as of May 31, 1998 for Enhanced Income Fund (A Shares).

      (o) Financial Data Schedule as of May 31, 1998 for the Total Return Advantage Fund (I Shares).

      (p) Financial Data Schedule as of May 31, 1998 for the Total Return Advantage Fund (A Shares).

      (q) Financial Data Schedule as of May 31, 1998 for the Ohio Tax Exempt Fund (I Shares).

      (r) FinancialData Schedule as of May 31, 1998 for the Ohio Tax Exempt Fund (A Shares).

      (s)         Financial Data Schedule as of May 31, 1998 for the GNMA
                  Fund (I Shares).

      (t) Financial Data Schedule as of May 31, 1998 for the GNMA Fund (Retail Class)

      (u)         Financial Data Schedule as of May 31, 1998 for the Bond
                  Fund (I Shares).

      (v)         Financial Data Schedule as of May 31, 1998 for the Bond
                  Fund (A Shares).

      (w)         Financial Data Schedule as of May 31, 1998 for the Bond
                  Fund (B Shares).

      (x) Financial Data Schedule as of May 31, 1998 for the Pennsylvania Municipal Fund (I Shares).

      (y) FinancialData Schedule as of May 31, 1998 for the Pennsylvania Municipal Fund (A Shares).

      (3) Financial Data Schedule as of May 31, 1998 for the International Equity Fund (I Shares).

     (aa) Financial Data Schedule as of May 31, 1998 for the International Equity Fund (A Shares).

     (bb) FinancialData Schedule as of May 31, 1998 for the International Equity Fund (B Shares).

     (cc) Financial Data Schedule as of May 31, 1998 for the Small Cap Growth Fund (I Shares).

     (dd) Financial Data Schedule as of May 31, 1998 for the Small Cap Growth Fund (A Shares).

     (ee) Financial Data Schedule as of May 31, 1998 for the Small Cap Growth Fund (B Shares).

     (ff) Financial Data Schedule as of May 31, 1998 for the National Tax Exempt Fund (I Shares).

     (gg) Financial Data Schedule as of May 31, 1998 for the Tax Managed Equity Fund (I Shares).

     (hh) Financial Data Schedule as of May 31, 1998 for the Tax Managed Equity Fund (A Shares).

     (ii) Financial Data Schedule as of May 31, 1998 for the Tax Managed Equity Fund (B Shares).

     (jj) Financial Data Schedule as of May 31, 1998 for the Core Equity Fund (I Shares).

     (kk) Financial Data Schedule as of May 31, 1998 for the Core Equity Fund (A Shares).

     (ll) Financial Data Schedule as of May 31, 1998 for the Core Equity Fund (B Shares).